UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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GulfMark Offshore, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of
Annual Meeting of
Stockholders and
Proxy Statement
Annual Meeting
June 7, 2011
Gramercy North Room
The Peninsula Hotel
700 5th Avenue at 55th Street
New York, New York 10019

GULFMARK OFFSHORE, INC.
10111 Richmond Avenue, Suite 340
Houston, Texas 77042
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2011
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GulfMark Offshore, Inc. (the “Company”) will be held in the Gramercy North Room, The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, New York 10019, on Tuesday, June 7, 2011 at 8:00 A.M, Eastern Daylight Savings Time, for the following purposes:
     1.   To elect a Board of eight (8) directors;
     2.   To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan;
     3.   To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan;
     4.   To vote on a proposal to amend the GulfMark Offshore, Inc. Deferred Compensation Plan;
     5.   To vote on a proposal to approve, by a stockholder non-binding advisory vote, the compensation paid by us to our named executive officers, commonly referred to as a “Say-on-Pay” proposal;
     6.   To establish, by a stockholder non-binding advisory vote, the frequency of submission to stockholders of advisory “Say-on-Pay” proposals;
     7.   To vote on a proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2011; and
     8.   To transact such other business as may properly come before the meeting or any adjournment thereof.
          Your Board of Directors has approved and recommends that you vote “FOR” proposals 1 through 5 and 7, and “FOR” “ONE YEAR” for proposal 6, which are described in more detail in the attached proxy statement.
          The Board of Directors has fixed the close of business on April 13, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.
          You are cordially invited to attend the meeting. Stockholders may call our main offices at 713-963-9522 for directions to The Peninsula Hotel in order to attend the meeting and vote in person.
          Your broker cannot vote your shares for the election of directors, the adoption of our 2011 Employee Stock Purchase Plan, the adoption of our 2011 Non-Employee Director Share Incentive Plan, amendments to our Deferred Compensation Plan, the “Say-on-Pay” proposal or the frequency of “Say-on-Pay” proposal without your instructions. If you do not provide voting instructions, your shares will not be voted or counted on these important matters.
          TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE ON THE INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR MAILING PURPOSES. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE MEETING AND SHOULD YOU REQUEST SUCH A RETURN.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting of GulfMark Offshore, Inc. to be Held on June 7, 2011:
The Proxy Statement dated April 29, 2011, Form of Proxy, and the GulfMark Offshore, Inc. 2010
Annual Report to Stockholders for the year ended December 31, 2010 are available at
http://www.proxydocs.com/GLF.

By Order of the Board of Directors

/s/ Richard M. Safier
Richard M. Safier Secretary

Date:   April 29, 2011

2011 PROXY SUMMARY
This provides a summary of information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement, before voting.
Annual Meeting of Stockholders

•	Time and Date	8:00 a.m. E.D.S.T., June 7, 2011
•	Place	Gramercy North Room, The Peninsula Hotel
700 5th Avenue at 55th Street
New York, New York 10019
•	Record date	April 13, 2011
•	Voting	Stockholders as of the record date are entitled to vote. Each share of Class A common stock (“Common Stock”) is entitled to one vote for each director nominee and one vote for each of the proposals.
•	Broker Non-Votes	Without your instructions, your broker cannot vote your shares on proposals 1-6 below.
•	Required Vote	Each director is elected by a plurality of votes cast. Each other proposal requires the vote of the holders of a majority of the shares entitled to vote on the proposal.
Meeting Agenda
1.	Election of eight directors
2.	Proposal to approve 2011 Employee Stock Purchase Plan
3.	Proposal to approve 2011 Non-Employee Director Share Incentive Plan
4.	Proposal to amend the Deferred Compensation Plan
5.	Advisory vote on executive compensation
6.	Advisory vote on the frequency of future advisory votes on executive compensation
7.	Ratification of KPMG as our independent public accountants for 2011
8.	Transaction of other business that may properly come before the meeting
Voting Matters

			For more
		Our Board’s	detail, see
	Agenda Item	Recommendation	page
1.	Election of eight directors	FOR EACH DIRECTOR
		NOMINEE	6
2.	Proposal to approve 2011 Employee Stock Ownership Plan	FOR(1)	40
3.	Proposal to approve 2011 Non-Employee Director Share Incentive Plan	FOR(1)	43
4.	Proposal to amend the Deferred Compensation Plan	FOR(1)	48
5.	Advisory vote on executive compensation	FOR	52
6.	Advisory vote on the frequency of future advisory votes on executive compensation	FOR “ONE YEAR”	53
7.	Ratification of KPMG as our independent public accountants for 2011	FOR	54
          (1)The Board noted in recommending a vote “FOR” the three employee compensation plans that no new shares are reserved for issuance under the 2011 Employee Stock Ownership Plan, that 113,000 net new shares are reserved for issuance under the 2011 Non-Employee Director Share Incentive Plan, and that no new authorized shares are issuable under the amendments to the Deferred Compensation Plan and the aggregate maximum number of shares that the trustee is authorized to purchase in the open market for the Deferred Compensation Plan is

(i)

250,000 shares. The new shares reserved for issuance under these three plans represent less than 0.4% of our issued and outstanding shares of Common Stock.
Election of Eight Directors (Proposal 1)
          The following provides summary information about each director nominee. Each director nominee is elected annually by a plurality of votes cast. Mr. Robert T. O’Connell, a Board member since 2006, is not a nominee as he has exceeded the age limit established by a policy adopted by our Nominating & Governance Committee. Two directors were grandfathered from application of this policy. The Board size has been decreased to eight members.

		Director		Experience/		Committee Memberships			Other Public
Name	Age	Since	Occupation	Qualification	Independent	AC	CC	GNC	Company Boards

Peter I. Bijur	68	2003	Former Chair & CEO Texaco Inc.	Leadership Governance	X	X	X	C	AB Volvo
David J. Butters	70	1989	Chair & CEO Navigator Holdings, Ltd.	Leadership Industry Finance	X, CBD		C		Weatherford International, Inc.
Brian R. Ford	62	2009	Former Partner E&Y LLP	Financial Audit Accounting	X	C, FE
Louis S. Gimbel, 3rd	82	1970	CEO of S.S. Steiner Inc.	Industry Management Global	X			X
Sheldon S. Gordon	75	2001	Chair of Union Bancaire Privee Int’l Holdings	Financial Accounting Management Global Strategy	X	X	X	X
Robert B. Millard	60	1989	Managing Partner Realm Partners LLC	Finance Strategy Management Industry	X				Weatherford International, Inc. L-3 Communications Inc.
Rex C. Ross	67	2007	Former Chair & Director of Schlumberger Technology Corporation	Management Industry	X		X	X	Enterprise Products Partners LP
Bruce A. Streeter	62	1997	CEO and President	Industry Management

AC	Audit Committee
C	Member and chair of a Committee
CBD	Chairman of the Board of Directors
CC	Compensation Committee
FE	Financial expert
GNC	Governance & Nominating Committee

Attendance	No director nominee, all of whom are current directors, attended fewer than 75% of the Board meetings and committee meetings on which he sits.
                 The Board recommends voting “FOR” each nominee.

(ii)

Proposal to approve the 2011 Employee Stock Purchase Plan, or ESPP (Proposal 2)
•	The ESPP generally will allow our employees to purchase our stock quarterly through withholding of up to 15% of any employee’s salary.
•
The purchase price will be the lower of (i) 85% of the closing price as of the last trading day before each trading period begins or (ii) 85% of the closing price as of the last trading day in the offering period.

•
No new shares will be reserved for issuance under the 2011 ESPP. An ESPP previously adopted in 2002 (the “Old ESPP”) reserved 360,000 shares for issuance. The term of the Old ESPP expires next year and other amendments need to be made to modernize the Old ESPP, but over 269,934 shares remain available for issuance under the old ESPP. The 2011 plan will roll over all shares that remain available for purchase under the Old ESPP.

•	If the 2011 ESPP is adopted by our stockholders, the Old ESPP will be terminated after the end of the next offering period.
          The Board recommends a vote “FOR” the proposal to approve the 2011 Employee Stock Purchase Plan.
Proposal to approve the 2011 Non-employee Director Share Incentive Plan, or the 2011 Director Plan (Proposal 3)
•
The 2011 Director Plan will automatically authorize the issuance of the number of shares of our Common Stock to new directors either appointed or elected for the first time that are equal to $160,000 based on the fair market value of the shares on the date of grant.

•	On the date of every annual stockholder meeting, directors who are re-elected will receive the number of shares equal to $100,000 based on the fair market value of the shares on the date of grant.
•	Shares will be restricted shares that generally vest one year after the date of grant.
•
The 2011 Director Plan will also authorize a discretionary grant of up to 6,000 stock options per director annually. Stock options must have exercise prices equal to the fair market value of our stock on the date of grant.

•
In 2005 our stockholders approved a plan for non-employee directors (the “Old Director Plan”) that reserved 150,000 shares for issuance, of which 37,000 shares remain reserved for issuance under the Old Director Plan.

•
The Board desires that the stockholders approve the 2011 Director Plan primarily to increase the number of shares reserved for issuance to 150,000 shares, a net increase in authorized shares of 113,000, but also to have the grants be based on the fair market value of our stock rather than to grant a fixed number of shares as the Old Director Plan does.

•	If the 2011 Director Plan is adopted by our stockholders, the Old Director Plan will be terminated.
          The Board recommends a vote “FOR” the proposal to approve the 2011 Non-employee Director Share Incentive Plan.
Proposal to amend the Deferred Compensation Plan (Proposal 4)
•
Under the amended Deferred Compensation Plan, our Directors will continue to be able elect to defer up to 100% of directors’ fees, and our officers will be able to elect to defer up to 50% of their salary and a minimum of 10% of their bonus for distribution after retirement or resignation.

•
The first seven and one half percent of compensation that is deferred and matched by us must be used to purchase our Common Stock. The matching portion vests prorata over five years. Shares will be purchased by the trustee on the open market.

•	While a “rabbi” trust exists to hold shares and cash, the assets of the trust will be available to satisfy the claims of all our general creditors in the event of our bankruptcy or insolvency.
•	The Board desires to amend our existing Deferred Compensation Plan to modernize it.
•
Although no new shares will be issued under the Deferred Compensation Plan, because the Deferred Compensation Plan requires that the first seven and one half percent of compensation that is deferred and matched by us be taken in our Common Stock, our Deferred Compensation Plan is considered an

(iii)

“equity compensation plan” under the New York Stock Exchange rules. As a result, our Deferred Compensation Plan must be approved by our stockholders.
•
We have established that the aggregate maximum number of shares of Common Stock that the trustee is authorized to purchase in the open market is 250,000 before we will seek stockholder approval again for the Deferred Compensation Plan.

•
If our stockholders do not approve the amendments to the Deferred Compensation Plan, the trust will not be required to purchase Common Stock for the first seven and one half percent of compensation that is deferred and matched by us, and the Deferred Compensation Plan will be amended to provide for alternative investment options.

          The Board recommends a vote “FOR” the proposal to amend the Deferred Compensation Plan.
Executive Compensation Advisory Vote (Proposal 5)
          We are asking our stockholders to approve on an advisory basis our named executive officer compensation.
•	Compensation Philosophy
          Our compensation philosophy is to set the fixed compensation of our senior executives competitively for their demonstrated skills and industry experience. Variable compensation, both annual and long-term, should reflect the results of performance against a combination of quantitative and subjective measures. The Compensation Committee targets the median of the market for all elements of pay, including base salary, annual incentive, and long-term incentives. Our compensation programs are designed so that years of superior performance are rewarded with payouts that are near the median of the market.
•	Compensation Components

Type	Form	Terms
Cash	- Salary	- Set annually based on market conditions, peer data and other factors
	- Annual Non-Equity Incentive	- Linked to both Company-wide and individual performance but discretionary factors are also considered
Equity	- Long-Term Incentive Awards	- Restricted stock with restrictions lapsing in thirds on each anniversary of the date of grant over three years - Ability to grant options, but have chosen not to do so
Other	- Employment Agreements and Severance and Change of Control Arrangements
- Automatic yearly renewal of employment agreements unless 120 days notice provided
- Change of Control payment equal to either two-and-a-half times for our President and Chief Executive Officer or two-times for our other top two named executive officers of the executive’s annual salary plus his prior year’s annual bonus on a change of control and a termination or adverse change in employment

	- Deferred Compensation Plan	- Allows deferral of salary and bonus with a portion required to be in Company stock for distribution after retirement or resignation from the Company
	- Perquisites	- Vehicle and club membership for two named executive officers
	- Benefits	- On same terms as other employees, including our employee stock purchase plan
- Our top three executives receive medical coverage from retirement to age 65

- The Company reimburses Messrs. Streeter and Leech for premiums paid under two life insurance policies, provided they continue their employment with the Company until their retirement date as defined in the agreement

	- Indemnification Agreements	- Indemnification for our top four executives provided the executive was acting in good faith and in the best interest of the Company

(iv)

•	2010 Summary Compensation
          Set forth below is the 2010 compensation for each named executive officer.

						Change in Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
Name and Principal			Stock	Option	Incentive Plan	Compensation	All Other
Position	Salary	Bonus	Awards(1)	Awards	Compensation	Earnings	Compensation	Total

Bruce A. Streeter	$610,275	$—	$760,511	$—	$427,195	$290	$167,190	$1,965,461
President and Chief Executive Officer
Quintin V. Kneen	293,550	—	718,568	—	267,135	—	101,643	1,380,896
Executive Vice President and Chief Financial Officer and Secretary
John E. (“Gene”)	323,935	—	484,440	—	272,125	207	97,261	1,177,968
Leech Executive Vice President – Operations
Samuel R. Rubio	200,000	—	259,233	—	120,000	—	53,940	633,173
VP – Controller and Chief Accounting Officer and Assistant Secretary
David E. Darling	194,250	—	247,398	—	111,000	147	52,826	605,621
Vice President – Human Resources
          (1)Awards are valued using an average of the high and low stock price on the grant date of the Common Stock, March 24, 2011, which was $43.51 per share. The number of shares to be awarded to Messrs. Streeter, Kneen, and Leech was calculated by the Compensation Committee on January 24, 2011, using an average of the high and low stock price on that date, or $34.92 per share. The Compensation Committee’s policy is to make compensation decisions for our top three named executive officers, including the number of restricted shares to be awarded, during their January meeting; however, it is presently Company policy to grant compensation awards to all employees in March. The value of restricted stock used by the Compensation Committee to determine the number of restricted shares to award for Messrs. Streeter, Kneen, and Leech on January 24, 2011, was $610,279, $576,621, and $388,744, respectively. The value of the restricted stock granted to Messrs. Streeter, Kneen and Leech reflected in the table is higher because of the increase in our share price from January 24, 2011 to March 24, 2011.
          See “2010 Summary Compensation Table” on page 30 for more detailed information regarding 2010 total compensation.
•	2010 Compensation Highlights
-
Our Compensation Committee determined that our President and Chief Executive Officer met his individual performance objectives, but that the Company-wide performance level was approximately 70%. As a result, the Compensation Committee determined that total compensation for our President and Chief Executive Officer should slightly decrease for 2010 and remain significantly below his total compensation from 2008. As a result of the change in our stock price between the date on which the Compensation Committee set the number of shares that were to be granted to our President and Chief Executive Officer and the actual date the shares were issued, rather than his total compensation decreasing by 1.6%, his total compensation increased by 6.6%. Even with this increase, his 2010 total compensation remains 26.2% less than his total 2008 total compensation, and 35.1% less than his total 2007 total compensation.

(v)

-
To incorporate current best practices, the Board amended the stock ownership guidelines to increase the holding requirement of our Common Stock by our Chief Executive Officer from five times to six times his annual base salary.

-
Consistent with best practices, we amended the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan to not permit buy-outs of options for cash whose exercise price exceeds fair market value on that date without shareholder approval.

-
Also consistent with best practices, in 2010 the Board determined it would not include any tax gross-ups in future agreements with employees and, in keeping with their decision, a tax gross-up was not included in the Change of Control Agreement entered into with Mr. Safier on March 15, 2011.

          The Compensation Committee met on January 24, 2011, and set the 2011 annual salary, the 2010 non-equity incentive cash bonus and the number of shares comprising the 2010 long-term incentive award of restricted stock for our top three named executive officers. The number of shares was based on an average of the high and low stock price on that date of $34.92 per share. Present Company policy is to issue restricted stock awards to all of our U.S. employees at the same time in March, therefore, all restricted stock awards, including those for our top three named executive officers, were granted on March 24, 2011, when the average of the high and low stock price was $43.51 per share. The value of restricted stock used by the Compensation Committee to determine the number of restricted shares to award for Messrs. Streeter, Kneen, and Leech on January 24, 2011, was $610,279, $576,621, and $388,744, respectively. The value of the restricted stock granted to Messrs. Streeter, Kneen and Leech reflected in the 2010 Summary Compensation Table is higher because of the increase in our share price from January 24, 2011, to March 24, 2011.
          The Board recommends a “FOR” vote on the non-binding proposal to approve our named executive officer compensation because it believes that our compensation policies and practices are effective in aligning the executives’ long-term interests with those of our stockholders.
Advisory Vote on Frequency of Say on Pay (Proposal 6)
          The Board recommends that stockholders vote “FOR” holding the advisory vote on executive compensation once every year or “ONE YEAR.”
Ratification of KPMG as Our Auditor (Proposal 7)
          As a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG as our independent auditor for 2011. While UHY and its predecessor has served as our principal registered public accountant firm from 2005 to 2010, we decided as a result of a competitive “request for proposal” process to dismiss UHY and to engage KPMG LLP for 2011.
          The Board recommends that stockholders vote “FOR” ratifying the selection of KPMG as our auditor for 2011.
2012 Annual Stockholder Meeting

•	Deadline for stockholder proposals	March 15, 2012

(vi)

GULFMARK OFFSHORE, INC.
10111 Richmond Avenue, Suite 340
Houston, Texas 77042
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2011
Explanatory Note Regarding Reorganization
          On February 24, 2010, GulfMark Offshore, Inc., a Delaware corporation (“Old GulfMark”), merged with and into its wholly-owned subsidiary, New GulfMark Offshore, Inc., a Delaware corporation (the “Corporation”), pursuant to an agreement and plan of reorganization, dated as of October 14, 2009 (the “Reorganization Agreement”), with the Corporation as the surviving corporation (such transaction, the “Reorganization”). At the effective time of the Reorganization, the Corporation changed its name from “New GulfMark Offshore, Inc.” to “GulfMark Offshore, Inc.” Unless the context requires otherwise, references to “GulfMark,” “the Company,” “we,” “us” and “our” refer to the Corporation, its direct or indirect subsidiaries, Old GulfMark and all other predecessors to Old GulfMark.
General Information
          The accompanying proxy is solicited by the Company at the direction of the Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 7, 2011, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournments thereof. Information on how to obtain directions to attend the meeting and vote in person is set forth in the accompanying Notice of Annual Meeting.
Board Recommendation
          The Board recommends that the stockholders vote “FOR” the election of the Board’s nominees for director, “FOR” the adoption of the 2011 Employee Stock Purchase Plan, “FOR” the adoption of the 2011 Non-Employee Directors Share Incentive Plan, “FOR” the amendments to the Deferred Compensation Plan, “FOR” the “Say-on-Pay” proposal; “FOR” “ONE YEAR” for the frequency of “Say-on-Pay” proposal, and “FOR” ratification of the selection by the Board of KPMG LLP as our independent public accountants for the 2011 fiscal year.
Voting by Proxy
          When proxies in the accompanying form are received and properly executed, or voted on the internet, the shares will be voted by the persons named in the proxy as directed in the proxy unless contrary instructions are given. Where no instruction is indicated on the proxy for proposal 1, the proxy will not be voted which has the effect of a vote against the directors. Where no instruction is indicated on the proxy with respect to Proposal 7 of the proxy statement with regard to the ratification of the selection of KPMG LLP as independent public accountants for 2011, the proxy will be voted FOR the ratification. If you are a stockholder of record and you do not cast your vote either in person or by proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Shares Held in Street Name
          If your shares are held beneficially in “street” name through a nominee such as a brokerage firm, financial institution or other holder of record, your vote is controlled by that firm, institution or holder. Your vote may also be cast by telephone or Internet, as well as by mail, if your brokerage firm or financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee on your proxy card. If your shares are registered in “street” name and you do not provide your broker or holder with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on certain non-routine matters when a broker is not permitted to vote on that matter without specific instructions from the beneficial owner and instructions are not given. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, the 2011 Employee Stock Purchase Plan, the 2011 Non-Employee Director Share Incentive Plan, the amendments to the Deferred Compensation Plan, the “Say-on-Pay” proposal and the frequency of “Say-on-Pay” proposal, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent auditors. Such shares will be voted “FOR” the ratification.
Revocability of Proxies
          You have the right to revoke your proxy at any time prior to its use by submitting to the Secretary of the Company a written revocation or a duly executed proxy card bearing a later date. If you are present at the meeting and request the return of your previously executed proxy, your proxy will be returned.
Solicitation of Proxies
          Upon request, additional proxy material will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names. We will bear all costs of soliciting proxies. Proxies will be solicited principally by mail but may also be solicited by our directors, officers and regular employees, without additional compensation to such individuals.
Quorum
          The presence, in person or by proxy, of at least a majority of the shares outstanding on the record date will constitute a quorum. Abstentions and broker non-votes and, with respect to the election of directors, “withhold” votes, are counted for the purpose of determining the presence of a quorum.
Votes Required to Approve Matters Presented at the Annual Meeting
          Election of Directors (Proposal 1). The election to the Board of Directors of the persons nominated in this Proxy Statement will require the vote of the holders of a plurality of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will not affect the election outcome.
          Adopting the 2011 Employee Stock Purchase Plan (Proposal 2). At a meeting at which a quorum is present, the vote of the holders of a majority of the shares entitled to vote on the proposal is required to adopt the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan. Abstentions will have the same effect as an “against” vote for this proposal, but broker non-votes will have no effect.
          Adopting the 2011 Non-Employee Director Share Incentive Plan (Proposal 3). At a meeting at which a quorum is present, the vote of the holders of a majority of the shares entitled to vote on the proposal is required to adopt the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan. Abstentions will have the same effect as an “against” vote for this proposal, but broker non-votes will have no effect.
          Amending the Deferred Compensation Plan (Proposal 4). At a meeting at which a quorum is present, the vote of the holders of a majority of the shares entitled to vote on the proposal is required to amend the GulfMark Offshore, Inc. Deferred Compensation Plan. Abstentions will have the same effect as an “against” vote for this proposal, but broker non-votes will have no effect.
          Non-Binding Advisory “Say-on-Pay” Vote (Proposal 5). At a meeting at which a quorum is present, the vote of the holders of a majority of the shares entitled to vote on the proposal will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions will have the same effect as an “against” vote for this proposal, but broker non-votes will have no effect.
          Non-Binding Advisory Vote on Frequency of “Say-on-Pay” (Proposal 6). At a meeting at which a quorum is present, the vote of the holders of a plurality of the shares entitled to vote on the proposal will constitute stockholder non-binding approval with respect to the frequency of submission to stockholders of “Say on Pay” proposals. Abstentions and broker non-votes will not affect the outcome of this proposal.
          Ratification of Auditor Appointment (Proposal 7). The vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to ratify the selection of KPMG LLP as our independent auditors for fiscal year 2011 by the Audit Committee of our Board of Directors. Broker non-votes will be counted as a “for” vote for this proposal. Abstentions will have the same effect as an “against” vote for this proposal.
          Other Business (Proposal 8). If any other matters come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by the vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting, unless otherwise provided in our Certificate of Formation, our By-laws, or as otherwise required by law.
Availability of Proxy Materials
          This proxy statement will be first sent or given to stockholders on or about April 29, 2011.
          The Proxy Statement dated April 29, 2011, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for the year ended December 31, 2010 are available at http://www.proxydocs.com/GLF.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
          At the effective time of the Reorganization, each outstanding and treasury share of the common stock of the Old GulfMark automatically converted into one share of Class A common stock (the “Common Stock”) of the Corporation. Shares of Common Stock of the Corporation trade on the same exchange, the New York Stock Exchange, and under the same symbol, “GLF”, that the shares of Old GulfMark’s common stock traded on and under prior to the Reorganization. References to “Common Stock” in this proxy statement for dates prior to the Reorganization refer to Old GulfMark’s common stock that was converted to the Corporation’s Common Stock in the Reorganization.
          The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting to be held June 7, 2011, is the close of business on April 13, 2011 (the “Record Date”). As of the Record Date, there were 26,500,461 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.
          The following table sets forth certain information for each person who on the Record Date was known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock:

Name and Address of Beneficial Owner	No. Shares Beneficially Owned(1)	Percent of Class
BlackRock, Inc. (2)
40 East 52nd Street New York, NY 10022	1,428,152	5.4%
Dimensional Fund Advisors LP (3)
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,642,844	6.1%
          (1)Unless otherwise indicated below, the persons or group listed have sole voting and investment power with respect to their shares of Common Stock.
          (2)The information shown above was obtained from the Schedule 13G, dated February 4, 2011, as filed with the SEC by BlackRock, Inc.
          (3)The information shown above was obtained from the Schedule 13G, dated February 11, 2011, as filed with the SEC by Dimensional Fund Advisors LP.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
          The following table sets forth, as of the Record Date, the number and percentage of Common Stock beneficially owned by each of our directors and director nominees, each executive officer named in the summary compensation table included under “Executive Officers”, and all directors and executive officers as a group:

								Non-Vested
	Common	Common			Units			Units
	Stock	Stock	Other		Equivalent to	Total		Equivalent	Total Interest
	Subject to	Subject to	Common		Common	Common		to Common	in Common
	Restricted	Currently	Stock		Stock	Stock	Percent	Stock Not	Stock and
	Stock	Exercisable	Beneficially		Beneficially	Beneficially	of	Beneficially	Units
Name	Awards(1)	Options(2)	Owned		Owned(3)	Owned(4)	Class(5)	Owned(6)	Equivalent

Peter I. Bijur	2,200	20,000	16,000		3,888	42,088		—	42,088
David J. Butters	2,200	20,000	672,213	(7)	13,965	708,378	2.7%	—	708,378
Brian R. Ford	2,200	—	8,500		611	11,311		406	11,717
Louis S. Gimbel, 3rd	2,200	20,000	382,888	(8)	7,066	412,154	1.5%	—	412,154
Sheldon S. Gordon	2,200	20,000	46,000		26,377	94,577		—	94,577
Robert B. Millard	2,200	20,000	718,813		16,314	757,327	2.8%	—	757,327
Robert T. O’Connell	2,200	—	—		4,953	7,153		—	7,153
Rex C. Ross	2,200	—	13,100		5,735	21,035		193	21,228
Bruce A. Streeter	57,567	70,000	470,570	(9)	61,856	659,993	2.5%	—	659,993
Quintin V. Kneen	36,891	—	15,498		7,748	60,137		4,668	64,805
John E. (“Gene”) Leech	27,912	40,000	243,712	(10)	42,207	353,831	1.3%	—	353,831
Richard M. Safier	4,000	—	—		—	4,000		—	4,000
Samuel R. Rubio	12,716	—	8,263		9,188	30,167		—	30,167
David E. Darling	13,152	—	3,057		3,505	19,714		578	20,292
All directors and executive officers as a group (14 persons)	169,838	210,000	2,598,614		203,413	3,181,865	11.9%	5,845	3,187,710
          (1)Includes shares of our Common Stock held for our directors and executive officers pursuant to restricted stock awards issued under various incentive plans maintained by us. The beneficial owner has sole voting power and no investment power with respect to these shares during the restriction period.
          (2)Includes currently exercisable stock options and those stock options that will become exercisable within 60 days of the Record Date issued under our various incentive plans we maintain. The beneficial owner has no voting power or investment power over these shares prior to exercising the options.
          (3)Includes shares of our Common Stock held for our directors and executive officers under our current Executive Nonqualified Excess Plan where the shares are vested or will vest within 60 days of the Record Date.
          (4)Unless otherwise indicated below, the persons listed have sole voting and investment power with respect to their shares of our Common Stock.
          (5)Percentage based solely on Total Common Stock Beneficially Owned. Less than 1% unless otherwise indicated.
          (6)Includes shares of our Common Stock held for our directors and executive officers under our current Executive Nonqualified Excess Plan where such shares do not vest within 60 days of the Record Date.

          (7)Includes 80,400 shares beneficially owned by Mr. Butters’ wife, and with respect to which shares Mr. Butters has shared voting and dispositive power.
          (8)Includes 30,420 shares of our Common Stock owned by trusts of which Mr. Gimbel is the co-trustee, and with respect to which shares Mr. Gimbel has shared voting and dispositive power.
          (9)Includes 208,392 shares of our Common Stock owned jointly by Mr. Streeter and his wife, and with respect to which shares Mr. Streeter has shared voting and dispositive power.
          (10)Includes 920 shares of our Common Stock beneficially owned by Mr. Leech’s children, and with respect to which shares Mr. Leech has shared voting and dispositive power.
PROPOSAL 1
ELECTION OF EIGHT DIRECTORS
          The Board has nominated eight directors for election at the Annual Meeting. Mr. Robert T. O’Connell, a Board member since 2006, is not a nominee as he has exceeded the age limit for a director as set forth in the Company’s Governance & Nominating Policy, and was not grandfathered under that policy as are Messrs. Gimbel and Gordon. The Board has adopted a resolution, pursuant to authority granted to it by our Bylaws, to reduce the size of the Board to eight members effective as of the Annual Meeting. Each director to be elected will hold office until the next Annual Meeting and until such director’s successor is elected and qualified. Each nominee listed below is currently a director of the Company and was elected as a director by the stockholders of the Company. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.
          The Board believes that each of the eight nominees possesses the qualities and experience that the Board believes our directors should possess, as described in detail below in the section entitled “Our Board of Directors – Selection of Director Nominees.” The nominees for election to the Board, together with their biographical information and the Board’s reasons for selecting them as nominees, are set forth below. No family relationship exists between any of the nominated directors, Mr. O’Connell, or the executive officers listed in the Executive Officer portion of this Proxy Statement.

Name of Nominee	Age	Year First Became Director

Peter I. Bijur	68	2003
David J. Butters	70	1989
Brian R. Ford	62	2009
Louis S. Gimbel, 3rd	82	1970
Sheldon S. Gordon	75	2001
Robert B. Millard	60	1989
Rex C. Ross	67	2007
Bruce A. Streeter	62	1997
          Peter I. Bijur serves as a member of the Audit and Compensation Committees and is Chairman of the Governance & Nominating Committee. Mr. Bijur currently serves on the Board of Directors of Volvo AB and is the former Chairman of the Board of Directors and Chief Executive Officer of Texaco Inc. where he served from 1996 until his retirement in 2001. Mr. Bijur formerly served as a member of the Board of Trustees of Middlebury College and Mount Sinai-New York University Health. The Board determined that Mr. Bijur should be nominated for election as a director due to his extensive executive experience, including his prior service as the chairman and chief executive officer of a major public corporation, his public company board leadership experience, and his corporate governance expertise.

          David J. Butters is Chairman of the Board of Directors and is Chairman of the Compensation Committee. Since September 2008, Mr. Butters has been Chairman, President and Chief Executive Officer of Navigator Holdings Ltd., an international shipping company. Mr. Butters is also currently a member of the Board of Directors of Weatherford International, Inc. Mr. Butters retired from Lehman Brothers, Inc., a subsidiary of Lehman Brothers Holdings Inc. (“Lehman”) in September 2008. He had been employed at Lehman since 1969, most recently holding the position of Managing Director. The Board determined that Mr. Butters should be nominated for election as a director due to his extensive knowledge of the shipping and oil and gas service industries, his experience as a director of public companies, his banking experience and his financial and executive management expertise.
          Brian R. Ford was appointed to the Board in March of 2009 and is chairman of the Audit Committee. Mr. Ford was the Chief Executive Officer of Washington Philadelphia Partners, LP from 2008 through 2010. He retired as a partner from Ernst & Young LLP in June 2008 where he had been employed since 1971. Mr. Ford also serves on the Board of Trustees of Drexel University and Drexel University College of Medicine School and is a member of the Executive Committee and Board of the Philadelphia Convention and Visitors Bureau. The Board determined that Mr. Ford should be nominated for election as a director due to his financial, audit and accounting expertise gained as a partner in a top tier public accounting firm.
          Louis S. Gimbel, 3rd is a member of the Governance & Nominating Committee. He is Chief Executive Officer of S. S. Steiner, Inc., Chairman of the Board of Hops Extract Corporation of America and Manager of Stadelman Fruit LLC. Mr. Gimbel is also a member of the Board of Golden Gate Hop Ranches Inc. and Simon H. Steiner, Hopfen, GbmH. He has been employed by S.S. Steiner, Inc. for more than the past five years. S. S. Steiner, Inc. is engaged in the farming, trading, processing, importing and exporting of hops and other specialty crops. He is also a trustee for the Monmouth County (WJ) Conservation Foundation. The Board determined that Mr. Gimbel should be nominated for election as a director due to his extensive knowledge of the Company gained from over 40 years of service as a director of the Company and its predecessors, and his experience as the chief executive officer of a multinational corporation.
          Sheldon S. Gordon is a member of the Compensation, Governance & Nominating and Audit Committees. From May 1996 to present, he has been non-executive Chairman of Union Bancaire Privée International Holdings, Inc. From May 1996 to March 2002, he was Chairman of the Rhone Group LLC with which he continues as a Senior Advisor. Mr. Gordon is currently a director of Union Bancaire Privée and was a Director of the Holland Balanced Fund from June 1996 to June 2008 and of Ametek, Inc. from 1989 to May 2011. The Board determined that Mr. Gordon should be nominated for election as a director due to his financial and accounting expertise, his experience as a senior executive and director of large multinational corporations, and his strategic business management expertise.
          Robert B. Millard is currently Managing Partner of Realm Partners LLC. From 1976 until September 2008, Mr. Millard held various positions, including Managing Director, at Lehman Brothers, Inc. and its predecessors. From September 2008 until December 2008, Mr. Millard was a Managing Director of Barclays Bank. Mr. Millard also serves as a director of Weatherford International, Inc. and as Lead Independent Director of L-3 Communications Inc. He also serves as Chairman of the Board of the MIT Investment Management Company, on the Boards of Trustees of the MIT Corporation (Executive Committee), The Population Council, Associated Universities Inc. and the Remarque Institute of New York University. He also serves on the Investment Subcommittee of the Finance and Budget Committee of the Council on Foreign Relations. The Board determined that Mr. Millard should be nominated for election as a director due to his expertise in financial, business and corporate development matters, his experience as a director of public companies, and his extensive experience in the oil and gas service industry.
          Rex C. Ross is a member of the Compensation Committee and the Governance & Nominating Committee. From 2004 to 2009, Mr. Ross served as Chairman and director of Schlumberger Technology Corporation, the holding company for all Schlumberger Limited assets and entities in the United States. Prior to his retirement from Schlumberger Limited in May 2004, Mr. Ross held a number of executive management positions during his 11-year career there, including President of Schlumberger Oilfield Services North America; President, Schlumberger GeoQuest; and President of SchlumbergerSema North & South America. Mr. Ross was elected a Director of Enterprise Products Partners L.P. (a publicly traded oil and gas mid-stream services and marketing company) in October 2006 and is a member of its Audit and Conflicts and Governance Committees. The Board determined that

Mr. Ross should be nominated for election as a director due to his executive management expertise and his knowledge of the oil and gas service industry.
          Bruce A. Streeter has served as President and Chief Operating Officer of the Company since January 1997 and as Chief Executive Officer since 2006. He served as President of our Marine Division from November 1990 until he became President and Chief Operating Officer of the Company. Prior to November 1990, Mr. Streeter was with Offshore Logistics, Inc. for a period of twelve years serving in a number of capacities, including General Manager Marine Division. The Board determined that Mr. Streeter should be nominated for election as a director due to his extensive knowledge of the industry and the Company, its operations and people, gained from 32 years of service in the industry in positions of increasing responsibility.
Director Not Continuing in Office
          Robert T. O’Connell was appointed as a director of the Company in 2006. Mr. O’Connell is the former Chief Financial Officer of General Motors where he served from 1988 to 1992 and Chief Executive Officer of GMAC Financial Services where he served from 1992 until his retirement in 1994. From 1995 to 1997, Mr. O’Connell served as Senior Vice President and Chief Staff Officer of EMC Corporation. He subsequently served as a member of the Board of Directors and in various executive capacities at RWD Technologies, Inc., from 1997 to 2003. He currently serves on the Board of Directors of CenterPoint Energy, Inc. He also serves on the Boston Finance Commission, a Governor-appointed commission of the State of Massachusetts. Mr. O’Connell is not a nominee for election to the Board at the Annual Meeting as he has exceeded the age limit for a director as set forth in the Company’s Governance & Nominating Policy and was not grandfathered under that policy as are Messrs. Gimbel and Gordon.
Required Vote for Election of Directors
          Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.
OUR BOARD OF DIRECTORS
Role of the Board
          Our directors are elected by our stockholders to oversee the actions and results of our management. Their responsibilities include:
•	providing general oversight of our business, including the audit function;

•	approving corporate strategy;

•	approving major management initiatives;

•	providing oversight of legal and ethical conduct;

•	overseeing the management of any significant business risks;

•	selecting, compensating, and evaluating directors;

•	evaluating board processes and performance;

•	selecting, compensating, evaluating and, when necessary, replacing the President and Chief Executive Officer, and compensating other senior executives;

•	ensuring that a succession plan is in place for all senior executives; and

•	establishing and overseeing committees to manage the foregoing.
          Our Board is responsible for consideration and oversight of risks facing the Company. Together with its standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. In particular, the Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Compensation Committee considers risk in connection with its design of compensation programs for our executives. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management in detail in order to adequately assess and determine our potential vulnerability and consider appropriate risk management strategies where necessary.
Composition of the Board
          We believe there should always be a substantial majority (75% or more) of independent directors and that the Chief Executive Officer should be a Board member. Other officers may, from time to time, be Board members, but no officer other than the Chief Executive Officer should expect to be elected to the Board by virtue of his or her position with the Company.
Selection of Director Nominees
          The Board is responsible for selecting candidates for Board membership and for establishing the criteria to be used in identifying potential candidates. The Board delegates the screening process to the members of the Governance & Nominating Committee. For more information on the director nomination process, including the selection criteria, see the GulfMark Offshore, Inc. Governance & Nominating Policy available online at http://www.gulfmark.com/fw/main/Corporate-Governance-19.html.
          We believe that it is important for our Board to be comprised of individuals with diverse backgrounds, skills and experiences. The composition of the Board and the experience, as well as the qualities, brought to the Board by our directors are reviewed annually. While the Governance & Nominating Committee does not have a formal diversity policy and identifies qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, it does seek to ensure the fair representation of all stockholder interests on the Board.
          The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Nominees should have substantial experience with one or more publicly traded national or multinational companies or should have achieved a high level of distinction in their chosen fields.
          The Board is particularly interested in maintaining a mix that includes the following backgrounds:
•	active or retired chief executive officers and senior executives;

•	experience in operations, finance, accounting, and/or banking;

•	international business;

•	oilfield services; and

•	other oil and gas industry experience.
          Finally, Board members should display the personal attributes necessary to be an effective director: integrity, sound judgment, independence, ability to operate collaboratively, and commitment to the Company and our stockholders. The Board believes that the use of these general criteria, along with a non-discriminatory policy, will best result in a Board that evidences that diversity in many respects. The Board believes that it currently maintains that diversity.

Separation of the Roles of Chairman of the Board and Chief Executive Officer
          We believe that separating the role of Chairman of the Board of Directors from that of Chief Executive Officer can facilitate a clear delineation between the oversight responsibilities of the Board of Directors and the management responsibilities of the Chief Executive Officer. We also believe that the decision to separate these roles is dependent on the attributes of the two individuals involved. When properly constructed and constituted, the separation allows the Chairman of the Board to more readily manage the time requirements and distractions of general Board operations, routine contact with fellow directors between meetings, and can foster candor in evaluating Company and Chief Executive Officer performance. This provides the Chief Executive Officer with additional time to manage and execute the strategic plans for our business.
Board Independence
          Our Board has determined that all seven of the current non-management directors of the Company nominated for election as a director qualify as “independent” directors under the New York Stock Exchange corporate governance rules and that each member of the Audit Committee qualifies as “independent” under Rule 10A-3 of the United States Securities Exchange Act of 1934 (the “Exchange Act”). Each of the seven nominated non-management directors of the Company are also “non-employee directors” as defined under Exchange Act Rule 16b-3 and “outside directors” as defined in the Internal Revenue Code, section 162(m). Each committee described below in “Board Committees and Meetings” is comprised in full of independent non-management directors.
          To be considered independent under the New York Stock Exchange rules, our Board affirmatively determined that all seven nominated non-management directors had no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). A director is not independent if:
•	the director was employed by the Company within the preceding three years;

•	an immediate family member of the director was an executive officer of the Company within the preceding three years;

•
the director or an immediate family member of the director received more than $120,000 per year, within the preceding three years, in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such service is not contingent in any way on continued service);

•
the director was affiliated with or employed by, or an immediate family member of the director was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company, within the preceding three years;

•
the director or an immediate family member of the director was employed, within the preceding three years, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee; or

•
the director is a current employee, or an immediate family member of the director is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

          The following is not considered by our Board to be a material relationship that would impair a director’s independence. No material relationship exists if a director is an executive officer of, or beneficially owns in excess of a 10% equity interest in, another company:
•
that does business with the Company, and the amount of the annual payments to the Company is less than five percent of the annual consolidated gross revenues of the Company, or $200,000, whichever is more;

•
that does business with the Company, and the amount of the annual payments by the Company to such other company is less than five percent of the annual consolidated gross revenues of the Company, or $200,000, whichever is more; or

•	to which the Company was indebted at the end of its last fiscal year in an aggregate amount that is less than five percent of the consolidated assets of the Company.
          For relationships not covered by the guidelines in the immediately preceding paragraph, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, is made by our Board members who satisfy the independence guidelines described above.
Approval of Related Person Transactions
          Our Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between us, any of our officers or directors, or relatives or affiliates of any such officers or directors, to ensure that any such related-party transaction is fair and is in our overall best interest. No transactions requiring approval occurred in 2010.
Board Committees and Meetings
          Pursuant to our Bylaws, the Board has established several committees, including an Audit Committee, a Compensation Committee and a Governance & Nominating Committee. During the year ended December 31, 2010, the Board met seven times, the Audit Committee met eight times, the Compensation Committee met five times and the Governance & Nominating Committee met four times. During 2010, each director attended at least 86% of the combined Board meetings and meetings of committees of the Board on which he served. Our policy regarding director attendance at the Annual Meeting is that directors are invited to attend, and that we will make all appropriate arrangements for directors that choose to attend. All directors then serving attended the 2010 Annual Meeting.
Audit Committee
          We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Messrs. Ford (Chairman), Gordon, Bijur, and O’Connell are the current members of the Audit Committee. Mr. O’Connell is not a nominee for election to the Board at the Annual Meeting as he has exceeded the age limit for a director as set forth in the Company’s Governance & Nominating Policy. The Board has determined that all of the Audit Committee members are “independent” as defined in the New York Stock Exchange listing standards applicable to the Company. Mr. Ford, by virtue of his financial, audit and accounting expertise gained as a partner in a top tier public accounting firm, has been designated as the Audit Committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee’s function is to provide oversight. Its principal oversight responsibilities are to:
•	make recommendations to the Board concerning the selection and discharge of our independent auditors;

•	discuss with our internal auditors and independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation; and

•	discuss with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls.
          The Board adopted a written charter for the Audit Committee, which is posted on our website at www.gulfmark.com.

Compensation Committee
          Messrs. Butters (Chairman), Bijur, Gordon and Ross are the current members of the Compensation Committee. The functions of the Compensation Committee are to:
•	formulate, administer and continually assess the Company’s compensation philosophy in light of actual pay practices, policies and programs;

•	review overall plan design for each of the major benefit programs;

•	retain independent advisors to assist the Compensation Committee in its role of assessing and administering these programs;

•
review and monitor succession plans for the President and Chief Executive Officer and our other officers, as well as the general policies and programs associated with development of our management team;

•	independently administer the compensation and benefit programs of the President and Chief Executive Officer;

•
annually review the compensation levels of our other officers using independent data and the President and Chief Executive Officer’s recommendations on salaries (other than his own) and make recommendations to the Board on salary changes, annual bonus plan provisions and payouts and equity grants; and

•
periodically review the components, the administration and operation of our incentive compensation programs to ensure that no material risks exist that would or could promote excessive risk taking that could be detrimental to the Company or our stock.

          The recommendations of the Compensation Committee are reviewed and subject to approval by the full Board, including a majority of our independent directors.
          The Board adopted a written charter for the Compensation Committee, which is posted on our website at www.gulfmark.com.
          Information regarding the processes and procedures for the consideration and determination of executive and director compensation may be found in the “Compensation Discussion and Analysis” on pages 16 to 29 of this proxy statement.
Governance & Nominating Committee
          Messrs. Bijur (Chairman), Gimbel, Gordon and Ross are the current members of the Governance & Nominating Committee. The functions of the Governance & Nominating Committee are to:
•	develop and periodically review our governance principles;

•	identify new directors and annually recommend directors for election to the Board;

•	annually evaluate Board and Committee performance; and

•	review and recommend Board compensation for non-employee directors.
          The Governance & Nominating Committee has not previously received any recommendations for director candidates from stockholders. The Governance & Nominating Committee will consider any candidate that has timely given written notice to our Secretary. If you would like to recommend a director candidate for consideration by our Governance & Nominating Committee you may submit your recommendation to our executive offices at

GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, Attn: Secretary. The notice should set forth as to each person you propose to nominate for election or reelection as a director:
•	all information required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required under then-current SEC rules;

•
a description of all direct and indirect compensation and other material monetary agreements during the past three years, and any other material relationships, between or among you or any person deemed to be associated with you, as described below (an “associated person”), if any, on the one hand, and such proposed nominee or his or her respective affiliates and associates on the other hand; and

•
completed and signed Director Representation and Agreement and Director Questionnaire with respect to the background and qualifications of such nominee, the forms of which you can obtain from us upon written request to our executive offices at the address set forth above.

          An associated person includes (1) any of your affiliates or associates, (2) any beneficial owner of our Common Stock on whose behalf you make any proposal or nomination, and (3) any other person with whom you, the beneficial owner or any of your affiliates or associates has an agreement or understanding for the purpose of acquiring, holding, voting or disposing of our Common Stock or obtaining, changing or influencing the control of the Company.
          In addition, you will need to provide the following information regarding yourself and any associated person:
•	any information that would be required to be disclosed in solicitations of proxies for the election of directors in a contested election, or is otherwise required under then-current SEC rules;

•
a representation that you are a holder of record of capital stock of the Company entitled to vote at such meeting and that you intend to appear in person or by proxy at the meeting to propose such nomination; and

•
a representation as to whether you or any associated person intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding capital stock of the Company required to elect the nominee or (2) otherwise solicit proxies or votes from stockholders in support of such nomination.

          For a full description of the process for nominating a director, see Section 1.13(a)(4) of our Bylaws.
          The Governance & Nominating Committee identifies and evaluates director candidates in accordance with the director qualification standards described in our Governance & Nominating Policy, which can be found on our website, www.gulfmark.com. Candidates are selected for their character, judgment, business experience and acumen, as well as other factors established by the Governance & Nominating Committee in order to satisfy the qualifications for directors described above in the section titled “Selection of Director Nominees”.
          The Board has adopted a written Governance & Nominating Committee charter, which is posted on our website at www.gulfmark.com.
Code of Business Conduct and Ethics
          The Board adopted a Code of Business Conduct and Ethics applicable to all of our employees and agents as well as a Code of Ethics for our Principal Executive Officer and Senior Financial Officers, which are posted on our website at www.gulfmark.com. We intend to satisfy the disclosure requirement regarding any changes to our code of ethics we adopt and/or any waiver from our code of ethics that we grant by posting such information on our website, www.gulfmark.com, or by filing a Form 8-K for such event.

Availability of Corporate Governance Documents
          Stockholders may obtain copies of the charters of the Audit Committee, the Compensation Committee, and the Governance & Nominating Committee, our Governance & Nominating Policy and our Codes of Business Conduct and Ethics free of charge by contacting the Company’s Secretary at the Company’s principal address of 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, or by accessing our website at www.gulfmark.com, selecting the “Investor Relations” tab and then selecting “Corporate Governance”.
DIRECTOR COMPENSATION
Fees and Awards
          Each of our non-employee directors is paid $1,500 for each meeting of the Board and $1,500 for each Committee meeting of the Board he attends. In addition, during 2010, a retainer of $8,750 for the first quarter and $11,250 for each remaining quarter was paid to each of our non-employee directors. We also have a retainer arrangement with Mr. Butters where he receives a retainer of $8,333 per month for serving as Chairman of the Board. We also have a retainer arrangement with Messrs. Ford, Butters and Bijur where each receives a retainer of $3,750, $2,500 and $2,500, respectively, per quarter for serving as Chairman of the Audit, Compensation and Governance & Nominating Committees, respectively. Each qualified non-employee director was granted 2,200 shares of restricted stock on June 8, 2010. Total compensation paid in 2010 to non-employee directors, including shares of restricted stock granted, director fees and retainers, matching under our current Executive Nonqualified Excess Plan (the “Current EDC Plan”), and earnings under the Current EDC Plan is as follows:

						Change in
						Pension Value
						and Non-
	Fees			Executive		qualified
	Earned or			Deferred	Non-Equity	Deferred	All
	Paid in	Stock	Option	Compensation	Incentive Plan	Compensation	Other
Name	Cash	Awards(1)	Awards	and Matching	Compensation	Earnings(2)	Earnings	Total

Peter I. Bijur	$87,000	$54,054	$—	$13,050	$—	$1,546	$—	$155,650
David J. Butters	170,500	54,054	—	25,575	—	6,367	—	256,496
Brian R. Ford	66,250	54,054	—	9,938	—	6	—	130,248
Louis S. Gimbel, 3rd	59,000	54,054	—	8,850	—	—	—	121,904
Sheldon S. Gordon	92,250	54,054	—	13,838	—	—	—	160,142
Robert B. Millard	51,500	54,054	—	7,725	—	—	—	113,279
Robert T. O’Connell	65,000	54,054	—	9,750	—	—	—	128,804
Rex C. Ross	62,000	54,054	—	9,300	—	125	—	125,479
          (1)Value based on the per share market value of our Common Stock on the grant date.
          (2)Represents deferred compensation earnings on salary and other incentive awards that the individual elects to defer where the earnings exceed a market rate specified by SEC rules.
Executive Nonqualified Excess Plan
          Under our Current EDC Plan each director may elect to defer up to 100% of any fees paid by us for distribution after retirement or resignation from the Board. Under the Current EDC Plan, deferred compensation can be used to purchase Common Stock or may be retained by the Company and earn interest at Prime plus 2%. The first 7.5% of compensation deferred must be used to purchase Common Stock and may be matched by the Company. The matching portion vests prorata over five years based on the individual director’s years of service on the Board. We have established a “rabbi” trust to fund the Common Stock portion of benefits under the Current EDC Plan. The funds provided to the trust are invested by an independent trustee in our Common Stock, which is purchased by the trustee on the open market or from us from shares held as treasury shares. The assets of the trust are available to satisfy the claims of all our general creditors in the event of our bankruptcy or insolvency. Distributions from the Current EDC Plan are made according to each director’s election in Common Stock for that portion deferred in Common Stock and in cash for that portion retained by the Company. Total compensation paid in 2010 to the non-employee directors, including director fees and retainers, and matching under the Current EDC Plan, is as follows:

	Aggregate				Aggregate	Aggregate
	Balance at	Director	Our	Aggregate	Withdrawals/	Balance at
	December 31,	Contributions in	Contributions in	Earnings in	Distributions	December 31,
Name	2009	2010	2010	2010	in 2010	2010

Peter I. Bijur	$539,651	$87,000	$13,050	$33,967	$—	$673,668
David J. Butters	1,968,603	170,500	25,575	119,972	—	2,284,650
Brian R. Ford	11,704	6,625	9,938	1,895	—	30,162
Louis S. Gimbel, 3rd	155,234	29,500	8,850	14,234	—	207,818
Sheldon S. Gordon	630,549	92,250	13,838	54,113	—	790,750
Robert B. Millard	392,419	51,500	7,725	33,132	—	484,776
Robert T. O’Connell	122,733	4,875	9,750	10,080	—	147,438
Rex C. Ross	133,913	62,000	9,300	3,479	—	208,692

Total	$3,954,806	$504,250	$98,026	$270,872	$—	$4,827,954
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
          No member of our Compensation Committee is or was an officer or employee of the Company or any of our subsidiaries or had any relationship requiring disclosure under applicable rules. During 2010, none of our executive officers served as (1) a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (2) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (3) a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.
CONTRIBUTIONS TO TAX EXEMPT ORGANIZATIONS
          We have made no contributions to any tax exempt organization in which any independent director serves as an executive officer.
EXECUTIVE OFFICERS
          The following are executive officers and key employees of the Company, who serve at the discretion of the Board:

Name	Position	Age

Bruce A. Streeter	President and Chief Executive Officer	62
Quintin V. Kneen	Executive Vice President and Chief Financial Officer	45
John E. (“Gene”) Leech	Executive Vice President – Operations	58
Richard M. Safier	Vice President – General Counsel and Secretary	56
Samuel R. Rubio	Vice President – Controller, Chief Accounting Officer and Assistant Secretary	51
David E. Darling	Vice President – Human Resources	56
          Bruce A. Streeter’s biographical information can be found in “Proposal 1 – Election of Directors” on page 8 of this proxy statement.

          Quintin V. Kneen was named Chief Financial Officer of the Company in June 2009. Mr. Kneen joined GulfMark in June 2008 as the Vice President – Finance and was named Senior Vice President— Finance and Administration in December 2008. Previously, he was Vice President-Finance & Investor Relations for Grant Prideco, Inc., serving in executive finance positions at Grant Prideco since June 2003. Prior to joining Grant Prideco, Mr. Kneen held executive finance positions at Azurix Corp. and was an Audit Manager with the Houston office of Price Waterhouse LLP. He holds an M.B.A. from Rice University and a B.B.A. in Accounting from Texas A&M University, and is a Certified Public Accountant and a Chartered Financial Analyst.
          John E. (“Gene”) Leech was named Executive Vice President – Operations of the Company in February 2001 after having served as Vice President – Operations from January 1997. He served as Vice President of our predecessor’s Marine Division from its formation in November 1990 until he became Vice President – Operations of the Company. Prior to November 1990, Mr. Leech was with Offshore Logistics, Inc. for a period of fifteen years serving in a number of capacities, including Manager Domestic Operations and International Operations Manager.
          Richard M. Safier was named Vice President, General Counsel, and Corporate Secretary of the Company on March 15, 2011. Previously Mr. Safier was Vice President, General Counsel, and Corporate Secretary of T-3 Energy Services, Inc. from March 2006 until March 2011. Prior to joining T-3 Energy Services, Inc., Mr. Safier was the General Counsel and Corporate Secretary for a privately held Houston based software company and in addition held positions of increasing responsibilities in the offices of two Houston based law firms. Mr. Safier is a member of the State Bar of Texas.
          Samuel R. Rubio was named Vice President – Controller and Chief Accounting Officer of the Company on December 31, 2008. Mr. Rubio joined the Company in 2005 as the Assistant Controller and was subsequently promoted to Controller in 2007. He has a B.B.A. degree from Sul Ross State University and is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Texas Society of CPAs. In addition, Mr. Rubio has over 25 years of experience in accounting at both operating division and corporate levels as well as the management of accounting organizations.
          David E. Darling was named Vice President – Human Resources of the Company on November 21, 2008 and has over 22 years of human resource (“HR”) experience. He came to the Company through our acquisition of Rigdon Marine, where he was employed as Human Resource Director since 2007. Prior to joining Rigdon Marine, Mr. Darling served as Executive Vice President of Human Resources for a wholly owned subsidiary of the Ford Motor Company which he joined in 2000. Additionally, Mr. Darling has 15 years of experience in the offshore vessel industry as Vessel Master, Operations Manager and Human Resources Manager with Zapata Gulf Marine and Tidewater, Inc. Mr. Darling earned his Bachelor of Science in Human Resources Management from Brenau University and his Master of Science in Human Resources Management and Labor Relations from the New York Institute of Technology.
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
          This Compensation Discussion and Analysis provides information regarding the 2010 compensation program in place for our President and Chief Executive Officer, our Chief Financial Officer, and our three other most highly-compensated executive officers. This section includes information regarding our compensation philosophy and objectives, the components of our compensation program, and the key factors the Compensation Committee considered in determining the compensation for our named executive officers in 2010.

          The components of our compensation program are as follows:

Type	Form	Terms

Cash	- Salary	- Set annually based on market conditions, peer data and other factors

	- Annual Non-Equity Incentive	- Linked to both Company-wide and individual performance but discretionary factors are also considered

Equity	- Long-Term Incentive Awards	- Restricted stock with restrictions lapsing in thirds on each anniversary of the date of grant over three years

- Ability to grant options, but have chosen not to do so

Other	- Employment Agreements and Severance and Change of Control Arrangements	- Automatic yearly renewal of employment agreements unless 120 days notice provided

- Change of Control payment equal to either two-and-a-half times for our President and Chief Executive Officer or two-times for our other top two named executive officers of the executive’s annual salary plus his prior year’s annual bonus on a change of control and a termination or adverse change in employment

	- Deferred Compensation Plan	- Allows deferral of salary and bonus with a portion required to be in Company stock for distribution after retirement or resignation from the Company

	- Perquisites	- Vehicle and club membership for two named executive officers

	- Benefits	- On same terms as other employees, including our employee stock purchase plan

- Our top three executives receive medical coverage from retirement to age 65

- The Company reimburses Messrs. Streeter and Leech for premiums paid under two life insurance policies, provided they continue their employment with the Company until their retirement date as defined in the agreement

	- Indemnification Agreements	- Indemnification for our top four executives provided the executive was acting in good faith and in the best interest of the Company
Highlights for 2010 compensation include:
-
Our Compensation Committee determined that our President and Chief Executive Officer met his individual performance objectives, but that the company-wide performance level was approximately 70%. As a result, the Compensation Committee determined that total compensation for our President and Chief Executive Officer should slightly decrease for 2010 and remain significantly below his total compensation from 2008. As a result of the change in our stock price between the date on which the Compensation Committee set the number of shares that were to be granted to our President and Chief Executive Officer and the actual date the shares were issued, rather than his total compensation decreasing by 1.6%, his total compensation increased by 6.6%. Even with this increase, his 2010 total compensation remains 26.2% less than his total 2008 total compensation, and 35.1% less than his total 2007 total compensation.

-
To incorporate current best practices, the Board amended the stock ownership guidelines to increase the holding requirement of our stock by our Chief Executive Officer from five times to six times his annual base salary.

-
Consistent with best practices, we amended the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan to not permit buy-outs of options for cash whose exercise price exceeds fair market value on that date without shareholder approval.

-
Also consistent with best practices, the Board determined it would not include any tax gross-ups in future agreements with employees, and, in keeping with their decision, a tax gross-up was not included in the Change of Control Agreement entered into with Mr. Safier on March 15, 2011.

          The Compensation Committee met on January 24, 2011, and set the 2011 annual salary, the 2010 non-equity incentive cash bonus and the number of shares comprising the 2010 long-term incentive award of restricted stock for our top three named executive officers. The number of shares was based on an average of the high and low stock price on that date of $34.92 per share. Company policy presently is to issue restricted stock awards to all of our U.S. employees at the same time in March, therefore, all restricted stock awards, including those for our top three named executive officers, were granted on March 24, 2011, when the average of the high and low stock price was $43.51 per share. The value of restricted stock used by the Compensation Committee to determine the number of restricted shares to award for Messrs. Streeter, Kneen, and Leech on January 24, 2011, was $610,279, $576,621, and $388,744, respectively. The value of the restricted stock granted to Messrs. Streeter, Kneen and Leech reflected in the 2010 Summary Compensation Table is higher than as reflected in the table below because of the increase in our share price from January 24, 2011, to March 24, 2011.

	Restricted	Approval
	Shares	Date Stock	Grant Date	Approval Date	Grant Date
Executive Officer	Awarded	Price	Stock Price	Value	Value

Bruce A. Streeter	17,479	$34.92	$43.51	$610,279	$760,511
Quintin V. Kneen	16,515	34.92	43.51	576,621	718,568
John E. Leech	11,134	34.92	43.51	388,744	484,440
Samuel R. Rubio	5,958	43.51	43.51	259,233	259,233
David Darling	5,686	43.51	43.51	247,398	247,398
Compensation Philosophy and Objectives
          Our compensation philosophy is to set the fixed compensation of our senior executives competitively for their demonstrated skills and industry experience. Variable compensation, both annual and long-term, should reflect the results of performance against a combination of quantitative and subjective measures. The Compensation Committee targets the median of the market for all elements of pay, including base salary, annual incentive, and long-term incentives. Our compensation programs are designed so that years of superior performance are rewarded with payouts that are near the median of the market.
          Our compensation and benefits programs are designed to achieve the following objectives:
•
Compensation should enable us to attract, motivate and retain talented executive officers capable of leading us in a competitive and changing industry and to align the interests of our executives with those of our stockholders to ensure long-term success and stockholder value.

•	Compensation should reflect the marketplace for talent. We strive to remain competitive with the pay of other peer companies with which we compete for talent.

•	Annual cash and equity awards should reflect progress towards Company-wide financial and personal goals that balance rewards for both short-term and long-term performance.
Administration
          Our executive compensation program is developed and administered by the Compensation Committee of the Board, which is comprised of four non-employee independent directors. The Compensation Committee is responsible for the review and approval of all aspects of our executive compensation program. The specific duties and responsibilities of the Compensation Committee are described in this proxy statement under “Our Board of Directors – Board Committees and Meetings – Compensation Committee”. The recommendations of the Compensation Committee are approved by the full Board, including a majority of the independent directors.

Setting Executive Compensation
          The Compensation Committee analyzes the compensation practices of a group of peer companies, consisting of other publicly-traded companies in the energy industry, including offshore vessel operators, offshore drilling companies, oilfield services companies and oil and gas exploration and energy companies within a range of market cap and revenue size similar to us. The Compensation Committee uses the compiled data from the peer group as a general guideline for discussion. The overall goal of this process is to enable us to provide total compensation packages that are competitive with prevailing practices in our industry.
          In determining compensation for our named executive officers, each element of our compensation program is compared against published data. Based on previous work and recommendations coming from the Compensation Committee’s outside advisors, Pearl Meyer & Partners (“PM&P”) and Longnecker & Associates (“Longnecker”), the Compensation Committee selected the following 12 companies against which to compare our executive compensation program:

Direct Peer Group	Broad Peer Group
Hornbeck Offshore Services, Inc.	Bristow Group, Inc.
Seacor Holdings Inc.	Global Industries, Ltd
Tidewater Inc.	Helix Energy Solutions Group, Inc.
Kirby Corporation
Oceaneering International, Inc.
Oil States International, Inc.
Parker Drilling Co
Superior Energy Services Inc.
Exterran Holdings, Inc.
          The Compensation Committee reviews the composition of the two peer groups on an annual basis. The Compensation Committee may elect to modify either group for future periods to reflect best practices in executive compensation or changes in our business or the business of other companies, in and outside the Broad Peer Group. For example, Trico Marine Services, Inc. was previously included in our Direct Peer Group, but was excluded this year due to its bankruptcy filing in the third quarter of 2010.
          In 2010, Longnecker was retained to conduct an annual Executive Compensation Review comparing our compensation practices with those in our Direct and Broad Peer Groups. This information allowed the Compensation Committee to directly compare compensation and principal components for our named executive officers with those similarly situated officers in our Direct and Broad Peer Groups, as well as review aggregate compensation as compared to such groups.
Role of the Chief Executive Officer in Executive Compensation Decisions
          Our President and Chief Executive Officer works closely with the Compensation Committee providing his assessment and recommendations on the competitiveness of the programs, performance issues and challenges, and makes recommendations for consideration pertaining to the compensation of his executive team. He also determines the compensation for two of our named executive officers. The Compensation Committee takes these recommendations into consideration and either approves or works with the President and Chief Executive Officer to develop suitable proposals. The President and Chief Executive Officer does not, however, make, participate in, provide input for or make recommendations about his own compensation.
Setting Performance Measures
          When setting performance goals and objectives, we attempt to use criteria that assess our performance against our Direct Peer Group rather than absolute performance. This is based on the belief that our absolute performance can be affected both negatively and positively by industry factors over which our executives have no control, such as prices for oil and natural gas. We have developed the metrics described below as we feel they reflect performance against our peers with a balance of specific internal goals that will enhance our ability to grow and create further stockholder value.
          For additional detail regarding our performance measures and how they affect our executive compensation please see sections entitled “Non-Equity Incentive Plan Compensation” and “2010 Executive Compensation – 2010 Company Performance” below.
Performance Review
          At the end of each year, calculations required to support achievement of compensation goals established by the Compensation Committee are also provided to the Compensation Committee. The Compensation Committee then reviews the performance of our top three named executive officers based on their achievement of the established objectives, contribution to our performance and individual performance. This review is shared with the President and Chief Executive Officer and recommendations for compensation are provided to the Board for consideration and approval.
          For our other named executive officers, performance criteria is set at the beginning of the year and reviewed at the end of the year. Recommendations for compensation are approved by the President and Chief Executive Officer.
Use of Independent Advisors
          PM&P was retained to conduct a Board of Director’s compensation study and Longnecker was retained to conduct an Executive Compensation Review for our named executive officers compared to our Direct and Broad Peer Group. The two consulting firms were independently retained and neither firm performed work for management.
Compensation Program Components and Underlying Philosophy
          An executive’s compensation typically consists of:
•	base salary paid in cash;

•	annual non-equity incentive paid in cash;

•	long-term incentive awards;

•	employment agreements and severance and change in control arrangements;

•	deferred compensation;

•	perquisites;

•	benefits; and

•	indemnification agreements.
          The balance among these components is established annually by the Compensation Committee and is designed to recognize past performance, retain key employees and encourage future performance. For a breakdown of the mix of short term and long term compensation in 2010, please see the table included under the section entitled “Allocation of Short and Long-Term Compensation” below.
          The Compensation Committee reviews and recommends the specific base salary and bonus compensation of our top three named executive officers, while Messrs. Rubio and Darling’s base salary and bonus compensation are determined by our President and Chief Executive Officer based on similar guidelines. The President and Chief Executive Officer recommends performance criteria for the named executive officers other than himself. Those executive officers do not participate in the deliberation process of the Compensation Committee. Our executive officers do participate in the review and award process for other key employees. The particular elements of the compensation programs for such persons are set forth in more detail below.
          Base Salary
          Salary for our executive officers is reviewed and set annually based on the market practices observed within the Direct and Broad Peer Groups. Salary levels are adjusted to take into account job responsibility, job complexity, individual performance, cost of living and other relevant factors. We believe this component of pay is one of the most effective ways to attract and retain executives. We generally set our named executive officers’ base salaries to fall in the median of our peer groups.
          In addition to market practices, the Compensation Committee considers our overall salary increases that are established each year based on industry information and current economics. The objective is to allow for salary increases to retain, motivate and reward successful performance while maintaining affordability within our business plan. Though individual increases can be more or less than the budgeted percentage amount in a given year depending on individual performance, the aggregate of the increases must stay within budget in most cases. Exceptions can be made when executive officers are promoted and assume additional responsibilities.
          Non-Equity Incentive Plan Compensation
          We provide incentive compensation to our executive officers and key employees in the form of annual cash bonuses relating to financial and operational achievements during the prior year pursuant to the GulfMark Offshore, Inc. Incentive Base Compensation Plan for the purpose of retaining and motivating our executive officers and key employees. Cash bonus awards under our Incentive Base Compensation Plan are linked to individual performance, as well as the achievement of Company-wide and regional performance goals, and are designed to put a significant portion of total compensation at risk in order to motivate and retain our executive officers and key employees. This structure is designed to allow for a target total cash compensation opportunity (base salary plus non-equity incentive award) to be at or above the median when compared to our Broad Peer Group.
          The cash amounts of such bonuses for executive officers are determined by the Compensation Committee using the following formula:

Annual Salary	x	Bonus Target Percentage	x	Company- wide Performance Multiplier	x	Individual Performance Multiplier	=	Cash Bonus Amount
          The Compensation Committee establishes an annual bonus target for each executive officer based upon a review of the competitive data for that position, level of responsibility and ability to impact our success. Individual executive officer bonus targets for our named executives, other than our President and Chief Executive Officer, range from 50% to 100% of base salary. Individual performance that meets expectations yields application of the individual’s bonus target percentage, and performance that exceeds expectations can result in bonuses that range up to 150% of base salary. The President and Chief Executive Officer’s bonus has no limit as the Compensation Committee believes there should be flexibility to award amounts in excess of base salary given attainment of significant achievements above the corporate and individual goals and objectives established for the year.
          Individual performance criteria for our corporate financial officers’ incentive compensation decisions are based primarily on the assistance and performance of such persons in implementing corporate objectives within the scope of his or her responsibilities. In the case of operational officers, individual performance is primarily measured with regard to the operational results of the business operations for which such persons and their direct reports were responsible.
          Company-wide and regional performance goals are based on operating income, exceeding the average Direct Peer Group EBITDA margin, return on investment, safety performance and individual objectives specific to each named executive officer’s position. Although the achievement of certain financial objectives as measured by a business segment’s earnings are considered in determining incentive compensation, other subjective and less quantifiable criteria are also considered, such as market penetration, development of the fleet, and effectiveness of new information systems. In this regard, the Compensation Committee takes into account specific operational achievements that are expected to affect future earnings and results, or that had an identifiable impact on the prior year’s results. For additional detail regarding our performance metrics and our actual performance, please see the section entitled “2010 Executive Compensation – 2010 Company Performance” below.
          Incentive Equity Plan
          We also provide long-term incentive compensation to our executive officers and key employees through equity awards pursuant to our GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan. The use of equity awards is intended to provide incentives to our executive officers and key employees to work toward our long-term goals. Equity awards are not granted by the Compensation Committee as a matter of course as part of the regular compensation of any executive or key employee. The decision to grant an equity award is based on the perceived incentive that any such grant will provide and the benefits that the grant may have on long-term stockholder value.
          Since 2004, equity awards granted by the Compensation Committee have been limited to restricted shares. Although the 2010 Plan provides flexibility to award different types of equity incentives, the Compensation Committee has chosen to award restricted stock instead of options or other equity awards because the Compensation Committee believes restricted stock awards create a higher level of retention and further align executive management and stockholder interests. The awards are granted around the same time each year, in March of the year following the performance year, which gives the Compensation Committee enough time to review the prior year performance. The restrictions on the shares awarded generally lapse in thirds on each anniversary of the date of grant over three years.
          Grants of incentive awards are formula driven and use the following components to determine the number of shares granted:
•	our overall performance;

•	base salary plus cash bonus;

•	individual performance; and

•	average share price on the date of determination of award.
          The number of shares awarded to each of our named executive officers is determined by the following formula:

(	Total Annual Cash Compensation	x	Target Equity Award Percentage	x	Committee Discretionary Adjustment	) ÷	Average High and Low Stock Price on Date of Award Determination	=	Number of Shares Awarded
          Consideration is also given to the anticipated contribution of the business operations for which the intended recipient has responsibility to overall stockholder value. Award levels are generally in the median when compared to our Direct and Broad Peer Groups.
          Prior to 2004, we awarded stock options to executives and other key employees under the 1997 Incentive Equity Plan. The stock options which have previously been granted and are currently outstanding are subject to vesting over a number of years and have exercise prices based on the market price of the Common Stock at the date of grant.
          Employment Agreements and Severance and Change of Control Arrangements
          We have entered into employment agreements with our top three executive officers: President and Chief Executive Officer; Executive Vice President and Chief Financial Officer; and Executive Vice President -

Operations. We have also entered into an employment agreement and separate change of control agreement with our Vice President – General Counsel and Secretary. These employment agreements provide, among other things, for a minimum base salary for the executive, for the executive’s participation in our Incentive Base Compensation Plan and our incentive, savings, retirement and other benefit plans applicable to our executives generally, and for the perquisites described below. In addition, the agreements provide for certain severance payments in the event the executive is terminated without cause or terminates his employment for good reason, including as a result of a change of control, as provided in the agreements.
          The purpose of the employment agreements is to:
•	ensure that we will have the continued dedication of the executive;

•	diminish the inevitable distraction of the executive resulting from the uncertainties and risks created by a pending or threatened change of control; and

•	to provide the executive with compensation and benefits arrangements that are competitive with those of other corporations.
          The change of control provision included in each of the employment agreements for our top three executive officers and the change of control agreement for our Vice President – General Counsel and Secretary requires a double trigger in order to receive any payment in the event of a change of control situation. First, a change of control must occur, and second the individual must terminate his employment for good reason or we must terminate his employment without cause within six months prior to or one year following the change of control event. We believe providing a change of control protection ensures impartiality and objectivity of our top three named executive officers and our Vice President – General Counsel and Secretary in the context of a change of control situation and protects the interests of our stockholders.
Deferred Compensation
          We provide our executives with the opportunity to defer certain portions of their salary and bonuses paid by us for distribution after retirement or resignation through our Current EDC Plan. The Current EDC Plan is intended to encourage the continued employment of the participating employees and to facilitate the recruiting of executive officers and other highly compensated employees required for our continued growth and profitability. Deferred compensation can be used to purchase shares of our Common Stock or may be retained by us and earn interest. We may match certain of the executive’s deferred compensation that is used to purchase Common Stock, and any matching portion will vest over time based on the individual officer’s years of service. Our executives’ benefits and participation in the Current EDC Plan are described in “Deferred Compensation” on page 35 of this proxy statement.
          Perquisites
          We provide our executives with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program. Executives are provided with the following benefits as a supplement to their other compensation:
•
Use of vehicle: We provide each of Messrs. Streeter and Leech with a company vehicle for use for travel to and from the office and business-related events. We pay for all maintenance, insurance and gasoline for such vehicles; and

•
Use of club membership: We pay for the monthly membership fees for certain golf or social clubs for Messrs. Streeter and Leech. We encourage management to belong to a golf or social club so that they have an appropriate entertainment forum for customers and vendors.

          Benefits
          Our executive officers participate in our other benefit plans on the same terms as other employees. These plans include a defined contribution plan, our 401(k) plan, for which we match up to 100% of the first 5% of salary contributed by the employee, medical, dental, term life insurance, and our employee stock purchase plan. Messrs. Streeter, Leech and Kneen will also be provided with medical coverage from the date of retirement until they attain age 65.
          In addition, the Company entered into an agreement in January 2000 to reimburse Messrs. Streeter and Leech for premiums paid under two life insurance policies since their inception in 1990, provided they continue their employment with the Company until their retirement date as defined in the agreement. The annual premium amount for each policy is approximately $20,000, and the aggregate amount of premiums paid under each of the policies since 1990 for Messrs. Streeter and Leech is $329,000 and $314,000, respectively.
          Indemnification Agreements
          On February 24, 2010 we entered into indemnification agreements with each of our top four executives and our independent directors. These agreements provide for us to, among other things, indemnify the individual to the fullest extent permitted by applicable law against certain liabilities that may arise by reason of his or her relationship with us, provided he or she was acting in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests. The agreements further provide for us to advance reasonable expenses incurred by the individual in connection with proceedings covered by the agreement. In addition, we have agreed to use all commercially reasonable efforts to maintain a directors’ and officers’ liability insurance policy covering our directors and officers for losses from wrongful acts and omissions. The indemnification rights provided for in the indemnification agreements are in addition to the indemnification rights provided under our governing documents.
          Stock Ownership Guidelines
          Our Board has adopted stock ownership guidelines for our directors and executives, which are incorporated in our Governance & Nominating Policy and can be found on our website, www.gulfmark.com and can be accessed by first selecting “Investor Relations” and then selecting “Corporate Governance”. The guidelines require our directors and executive officers to hold the following values in the form of our Common Stock (the director’s annual base compensation or the executive’s base salary is multiplied by the appropriate multiple):
•	6x for the chief executive officer,

•	5x for all directors,

•	3x for the executive vice presidents, and

•	2x for all other named executive officers.
          Ownership of the guideline amounts must be maintained for as long as the director or executive officer is subject to the guidelines, subject to a three year phase in from the date of appointment of the director or executive officer. All of our named executive officers and directors are in compliance with the stock ownership guidelines.
2010 Executive Compensation
          Determination of 2010 Base Salary
          In recommending base salaries for 2010, the Compensation Committee considered our overall salary increases that were established based on industry information and current economics. During the first quarter of 2010, the Compensation Committee approved base salaries for Messrs. Streeter, Kneen and Leech. The President and Chief Executive Officer established Messrs. Rubio and Darling’s 2010 base salaries. Relevant industry and market data were considered and executive compensation benchmark data derived from executive compensation surveys and information relating to our Broad Peer Group were reviewed when making salary determinations. Based on the analysis of this information and the goals and objectives described above in “Compensation Program Components and Underlying Philosophy – Base Salary”, the Compensation Committee and our President and Chief Executive Officer determined the following 2010 base salaries were reasonable:

		2010 Base
Name	Title	Salary

Bruce A. Streeter	President and Chief Executive Officer	$610,275
Quintin V. Kneen	Executive Vice President and Chief Financial Officer and Secretary	$293,550
John E. (“Gene”) Leech	Executive Vice President – Operations	$323,935
Samuel R. Rubio	Vice President – Controller and Chief Accounting Officer and Assistant Secretary	$200,000
David E. Darling	Vice President – Human Resources	$194,250
          2010 Company Performance
          At the beginning of 2010, the Compensation Committee established a Bonus Target Percentage of 100% for each of Messrs. Leech and Kneen. Our President and Chief Executive Officer established a Bonus Target Percentage of 50% for each of Messrs. Rubio and Darling. The Compensation Committee’s Company-wide performance goals for 2010 were to:
•	Achieve operating income of $70.0 million;

•	Attain return on investment of 10% ;

•	Meet or exceed the rolling twelve months average Direct Peer Group EBITDA margin; and

•	Attain lost time incident frequency (LTIF) of less than 0.65 per million man hours.
          The Compensation Committee also approved the individual performance evaluation criteria recommended by the President and Chief Executive Officer for the named executive officers other than himself. The goals and objectives for all named executive officers includes the specific Company-wide goals listed above as well as individual performance goals specific to his area of expertise and oversight, such as the implementation of a new corporate wide initiative, system or policy. The individual objectives for all other named executive officers are set by his direct supervisor.
          In early 2011, the Compensation Committee reviewed our actual performance relative to the set Company-wide performance goals for 2010, which were:
•	Actual operating income of $66.2 million compared to the goal of $70.0 million;

•	Return on investment of 5% versus the goal of 10%;

•	EBITDA margin for the period September 30, 2009 to October 1, 2010 of 32% compared to Direct Peer Group EBITDA margin of 26%; and

•	LTIF of 0.28 for all of the regions compared to the goal of 0.65.
          As not all of our Company-wide performance goals were attained, the Compensation Committee set the Company-Wide Performance Multiplier at 70%. The Compensation Committee also considered, among other factors, individual performance and the competitive market in the industry during 2010 and determined that, to reward individual achievement, maintain a competitive compensation package and retain high quality employees, we needed to pay competitive annual incentive bonuses for 2010, as further described below.
          Chief Executive Officer Annual Cash Incentive Bonus
          Based on the policies described above, the Compensation Committee reviewed all elements of Mr. Streeter’s total compensation for 2010, including his base salary, annual cash incentive bonus and long-term incentive award. Mr. Streeter was also subject to individual objectives, which included working with the Board to ensure a proper succession process is identified and planning in place for key organizational positions, and developing a plan to expand cash flow and earnings through the strength of our balance sheet. Mr. Streeter worked closely with the board during 2010 regarding implementation of a succession process for key organizational positions and developed and submitted to the Board a plan to further expand cash flow and earnings. Based on the Compensation Committee’s review, the Compensation Analysis conducted by Longnecker and other subjective factors, they found Mr. Streeter’s total compensation to be reasonable and below the median market range. Having reviewed the contribution that Mr. Streeter made to our performance in 2010, the Compensation Committee believed that he continued to demonstrate the integrity, planning and leadership qualities that the executive compensation program was designed to foster and reward. In light of the foregoing, the Compensation Committee concluded that Mr. Streeter’s Bonus Target Percentage should be 100%, his Individual Performance Multiplier should be 100%, and, based upon our Company-Wide Performance Multiplier of 70% and Mr. Streeter’s individual performance, he should receive an annual cash incentive bonus for his 2010 performance in the amount of $427,195.
          Annual Cash Incentive Bonus of Other Named Executive Officers
          The Compensation Committee reviewed all elements of total compensation for Messrs. Kneen and Leech for 2010 in the same manner as it reviewed the total compensation for our President and Chief Executive Officer. Our President and Chief Executive Officer reviewed all elements of total compensation for Messrs. Rubio and Darling in the same manner as the Compensation Committee. The Compensation Committee also considered recommendations from the President and Chief Executive Officer regarding total compensation for Messrs. Kneen, Leech, Rubio and Darling. In addition to the financial goals and objectives listed above, individual objectives for each named executive officer were reviewed, evaluated and considered by the Compensation Committee, or our President and Chief Executive Officer, as appropriate.
Mr. Kneen
          Individual objectives applicable to Mr. Kneen for 2010 included: overall reduction of corporate general and administrative (G&A) costs; establishment of a centralized cash management system; and finalization of a global finance succession plan. During 2010, overall corporate G&A costs decreased by 9.3%, and Mr. Kneen oversaw the establishment of a centralized cash management system. Mr. Kneen also prepared and finalized the global finance succession plan. In light of the foregoing, the Compensation Committee concluded that Mr. Kneen’s Individual Performance Multiplier should be 130%, and, based upon our Company-Wide Performance Multiplier of 70% and Mr. Kneen’s individual performance, he should receive an annual cash incentive bonus for his 2010 performance in the amount of $267,135.
Mr. Leech
          Individual objectives applicable to Mr. Leech for 2010 included: leading and successfully deploying a vessel maintenance system in the Gulf of Mexico; establishing a centralized purchasing system in South East Asia; and ensuring the remaining new vessel construction program was completed on time and within budget. During 2010, Mr. Leech’s successfully deployed the vessel maintenance system in the Gulf of Mexico and established the centralized purchasing system in South East Asia. Through his efforts, our new vessel construction program was completed on time and within budget. In light of the foregoing, the Compensation Committee concluded that Mr. Leech’s Individual Performance Multiplier should be 120%, and, based upon our Company-Wide Performance Multiplier of 70% and Mr. Leech’s individual performance, he should receive an annual cash incentive bonus for his 2010 performance in the amount of $272,125.
Mr. Rubio
          Individual objectives applicable to Mr. Rubio for 2010 included: assisting in the implementation and validation of SAP payroll in Norway; standardizing the variance reporting in Business, Planning and Consolidation reporting module of SAP; and implementing consolidations, initial phase of the Governance, Risk and Compliance module of SAP, electronic banking and XBRL. During 2010, Mr. Rubio oversaw the implementation and validation of SAP payroll in Norway and, through his efforts, was able to standardize the variance reporting for the Business, Planning and Consolidation reporting module of SAP. He was also instrumental in implementing the initial phase of the Governance, Risk and Compliance module of SAP, electronic banking and XBRL during 2010. In light of the foregoing, our President and Chief Financial Officer concluded that Mr. Rubio’s Individual Performance Multiplier should be 153%, and, based upon our Company-Wide Performance Multiplier of 70% and Mr. Rubio’s individual performance, he should receive an annual cash incentive bonus for his 2010 performance in the amount of $120,000.

Mr. Darling
          Individual objectives applicable to Mr. Darling for 2010 included: completing the implementation of SAP human capital management system in Norway; commencement of the global implementation of an automated Talent Management system; and finalization and design and development of a human resources metric dashboard to measure human resources effectiveness. During 2010, Mr. Darling oversaw the completion of SAP human capital management system implementation in Norway as well as the automated Talent Management system. Mr. Darling completed the design and development of the human resources metric dashboard and is currently working on the implementation of such product. In light of the foregoing, our President and Chief Financial Officer concluded that Mr. Darling’s Individual Performance Multiplier should be 144%, and, based upon our Company-Wide Performance Multiplier of 70% and Mr. Darling’s individual performance, he should receive an annual cash incentive bonus for his 2010 performance in the amount of $111,000.
          2010 Grants of Long-Term Incentive Awards
          The Compensation Committee believes long-term incentive awards provide an effective means of executive retention and an incentive to build stockholder value. The determination of the number of shares granted is based on market compensation data as well as the executive’s responsibility and ability to influence the management and our performance.
          Based on the performance of our Common Stock and the Compensation Committee’s review of competitive practices, our financial achievements and individual performance, the Compensation Committee determined awards under our 2010 Omnibus Incentive Equity Plan in the form of restricted stock to our named executive officers for performance in 2010 were reasonable.
          For 2010, the Compensation Committee set the Target Equity Award Percentage at 100% for each of Messrs. Streeter, Leech and Kneen. On January 24, 2011, the Compensation Committee, using its Committee Discretionary Adjustment calculated the number of shares to be awarded to Mr. Streeter to be 17,479 shares of restricted stock, which represented a downward adjustment of 42%; for Mr. Leech to be 11,134 shares of restricted stock, which represented a downward adjustment of 35%; and for Mr. Kneen to be 16,515 shares of restricted stock, which represented an upward adjustment of 3%.
          For 2010, our President and Chief Executive Officer set the Target Equity Award Percentage at 65% for each of Messrs. Rubio and Darling. On March 24, 2011, the President and Chief Executive Officer awarded Mr. Rubio 5,958 shares of restricted stock and Mr. Darling 5,686 shares of restricted stock.
          Present Company policy is to issue restricted stock awards to all of our U.S. employees at the same time in March, therefore, all restricted stock awards, including those for our top three named executive officers, were granted on March 24, 2011, when the average of the high and low stock price was at $43.51 per share. The value of restricted stock used by the Compensation Committee to determine the number of restricted shares to award for Messrs. Streeter, Kneen, and Leech on January 24, 2011, was $610,279, $576,621, and $388,744, respectively. The value of the restricted stock granted to Messrs. Streeter, Kneen and Leech reflected in the 2010 Summary Compensation Table is higher because of the increase in our share price from January 24, 2011, to March 24, 2011.
          The terms of the restricted stock grants are described in the “Outstanding Equity Awards at Year-End” table on page 33 of this proxy statement. No stock options were granted to any named executive officer in 2010.

          Allocation of Short and Long-Term Compensation
          The Compensation Committee chose to allocate the compensation program for our executive officers and key employees between equity-based and non-equity-based compensation in order to balance the policies of supporting long-term performance measures while rewarding yearly performance goals. In 2010, the percentage of short-term to long-term benefits given to Messrs. Streeter, Kneen, Leech, Rubio and Darling is listed below based on the 2010 Summary Compensation Table:

Name	Short-Term Benefits(1)	Long-Term Benefits(2)	Total

Bruce A. Streeter	53%	47%	100.0%
Quintin V. Kneen	41%	59%	100.0%
John E. (“Gene”) Leech	51%	49%	100.0%
Samuel R. Rubio	51%	49%	100.0%
David E. Darling	51%	49%	100.0%
                          (1)Short-Term Benefits include salary, bonus, non-equity incentive plan awards, insurance premiums paid, club dues, and personal use of our vehicles.
                          (2)Long-Term Benefits include stock awards, matching amounts under the Current EDC Plan and retirement contributions.
Determination of 2011 Annual Base Salary and Incentive Bonus Potential
          In early 2011, the Compensation Committee also considered whether adjustments should be made to the base salaries and incentive bonus potential under the Incentive Base Compensation Plan for the named executive officers for 2011. The Compensation Committee adjusted each of Messrs. Streeter, Kneen and Leech’s base salary and incentive bonus potential based on individual performance, competitive norms, current market conditions and the other factors discussed under “Compensation Components and Underlying Philosophy – Base Salary” and “Compensation Components and Underlying Philosophy – Non-Equity Incentive Plan Compensation” above. The President and Chief Executive Officer determined that Mr. Rubio’s and Mr. Darling’s 2011 compensation should be adjusted as set forth below based on the same factors used to determine the compensation of the other named executive officers. The following table sets forth the 2011 base salaries and the target incentive bonus potential (as a percentage of base salary) for the named executive officers.

		2011 Base	Target 2011 Incentive Bonus
Name	Title	Salary	(as a % of Base Salary)

Bruce A. Streeter	President and Chief Executive Officer	$630,109	(1)
Quintin V. Kneen	Executive Vice President and Chief Financial Officer	303,090	100%
John E. (“Gene”) Leech	Executive Vice President – Operations	334,462	100%
Richard M. Safier	Vice President – General Counsel and Secretary	245,000 (2)	100%
Samuel R. Rubio	Vice President – Controller and Chief Accounting Officer	213,000	65%
David E. Darling	Vice President – Human Resources	206,876	65%
            (1) The President and Chief Executive Officer has an unlimited incentive bonus potential as the Compensation Committee believes there should be flexibility to award amounts in excess of base salary given attainment of significant achievements above the corporate and individual goals and objectives established for the year.
          (2)Mr. Safier was employed on March 15, 2011. His annual base salary is $245,000, but he will receive only $194,000 in 2011.
Tax Considerations
          Tax regulations limit the deductibility of executive compensation paid to each of our five highest paid executive officers. Compensation paid to any one executive in excess of $1,000,000 will not be deductible unless it is performance-based and paid under a plan that has been approved by stockholders consistent with the requirements of Section 162(m) of the Internal Revenue Code. The Compensation Committee periodically reviews the application of this legislation when reviewing executive compensation; however, the limitation on deductibility of executive compensation has not had a material impact on us to date, and the decision has been to retain the flexibility of the current approach in setting goals and applying discretion where and when required.
COMPENSATION COMMITTEE REPORT
          The Compensation Committee has reviewed and discussed with the management of GulfMark Offshore, Inc. (the “Company”) the Compensation Discussion and Analysis included in its proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
          Submitted by the Compensation Committee of the Board:
David J. Butters – Chairman of the Compensation Committee
Peter I. Bijur – Compensation Committee Member
Sheldon S. Gordon – Compensation Committee Member
Rex C. Ross – Compensation Committee Member

2010 SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
Name and Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards(1)	Awards	Compensation(2)	Earnings(3)	Compensation(4)	Total

Bruce A. Streeter	2010	$610,275	$—	$760,511	$—	$427,195	$290	$167,190	$1,965,461
President and Chief	2009	592,250	—	681,990	—	350,000	243	219,320	1,843,803
Executive Officer	2008	575,000	—	1,184,898	—	700,000	1,584	200,757	2,662,239

Quintin V. Kneen	2010	293,550	—	718,568	—	267,135	—	101,643	1,380,896
Executive Vice	2009	285,000	—	483,955	—	300,000	—	84,084	1,153,039
President and Chief	2008	128,333	—	243,293	—	192,500	—	22,456	586,582
Financial Officer and Secretary
John E. (“Gene”) Leech	2010	323,935	—	484,440	—	272,125	207	97,261	1,177,968
Executive Vice	2009	314,500	—	262,302	—	200,000	179	125,946	902,927
President – Operations	2008	305,000	—	523,050	—	400,000	1,245	115,162	1,344,457
Samuel R. Rubio	2010	200,000	—	259,233	—	120,000	—	53,940	633,173
VP – Controller	2009	175,000	—	139,033	—	90,000	—	51,695	455,728
and Chief Accounting	2008	144,467	—	122,100	—	100,000	—	36,059	402,626
Officer and Assistant Secretary

David E. Darling	2010	194,250	—	247,398	—	111,000	147	52,826	605,621
Vice President -	2009	170,000	—	132,305	—	69,375	—	34,466	406,146
Human Resources
          (1)Awards are valued using an average of the high and low stock price on the grant date of the Common Stock, March 24, 2011, which was $43.51 per share. The number of shares to be awarded to Messrs. Streeter, Kneen, and Leech was calculated by the Compensation Committee on January 24, 2011, using an average of the high and low stock price on that date, or $34.92 per share. The Compensation Committee’s policy is to make compensation decisions for our top three named executive officers, including the number of restricted shares to be awarded, during their January meeting; however, it is presently Company policy to grant compensation awards to all employees in March. The value of restricted stock used by the Compensation Committee to determine the number of restricted shares to award for Messrs. Streeter, Kneen, and Leech on January 24, 2011, was $610,279, $576,621, and $388,744, respectively. The value of the restricted stock granted to Messrs. Streeter, Kneen and Leech reflected in the table is higher because of the increase in our share price from January 24, 2011 to March 24, 2011.
          (2)Represents cash amounts for 2010 which are paid in 2011 under the Incentive Base Compensation Plan. The calculation is based on factors identified by the Compensation Committee and discussed in the “Compensation Discussion and Analysis” on pages 16 to 29 of this proxy statement.
          (3)Represents deferred compensation earnings on salary and other incentive awards that the individual elects to defer where the earnings exceed a market rate specified by SEC rules.
          (4)All Other Compensation includes the following:

		Life		Personal
	Matching	Insurance		Use of
	401(k)	Policy	Club	Company
Name	Contributions	Premiums	Dues	Vehicles	EDC Match	Total

Bruce A. Streeter	$ 12,250	$ 5,196	$ 1,180	$ 4,523	$ 144,041	$ 167,190
Quintin V. Kneen	12,250	360	—	—	89,033	101,643
John E. (“Gene”) Leech	12,250	4,631	—	1,790	78,590	97,261
Samuel R. Rubio	9,887	552	—	—	43,501	53,940
David E. Darling	12,250	1,032	—	—	39,544	52,826
AGREEMENTS RELATED TO EMPLOYMENT
          Our agreements with Messrs. Streeter, Kneen, Leech and Safier. Mr. Streeter’s agreement became effective December 31, 2006, and was amended and restated effective October 14, 2009. It entitles Mr. Streeter to be employed as President of the Company and certain of our subsidiaries and to receive a minimum annual salary of $630,109. Mr. Kneen’s agreement became effective October 14, 2009, and entitles him to be employed as Executive Vice President and Chief Financial Officer of the Company and certain of our subsidiaries and to receive a minimum annual salary of $303,090. Mr. Leech’s agreement became effective December 31, 2006, and was amended and restated effective October 14, 2009. His agreement entitles him to be employed as Executive Vice President-Operations of the Company and certain of our subsidiaries and to receive a minimum annual salary of $334,462. Mr. Safier’s agreement became effective March 15, 2011, and entitles him to be employed as Vice President — General Counsel and Secretary of the Company and certain of our subsidiaries and to receive a minimum annual salary of $245,000. The current terms of the agreements for Messrs. Streeter, Kneen and Leech expire on December 31, 2011, and for Mr. Safier expires on March 15, 2012, provided that all four employment agreements will be automatically renewed for additional terms of one year each unless 120 days notice is given by us or the executive prior to termination of the then-current term.
          The employment agreements each provide that the executive will be eligible to participate in the Company’s bonus and other benefit plans and in the case of Messrs. Streeter and Leech, be reimbursed for a country club membership and the use of a company vehicle.
          Our agreements with Messrs. Streeter, Kneen, Leech and Safier further provide for certain severance payments and other termination benefits to the executives. Those payments and benefits are described in “Potential Payments upon Termination or Change of Control” beginning on page 35 of this proxy statement.
GRANTS OF PLAN-BASED AWARDS
The following table provides information concerning grants of restricted stock in 2011 based on 2010 compensation:

						All Other	All Other
						Stock	Stock		Grant
						Awards:	Awards:	Exercise or	Date Fair
						Number of	Number of	Base Price	Value of
			Estimated Possible Payouts Under			Shares of	Securities	of Option	Stock and
	Approval		Non-Equity Incentive Plan Awards			Stock or	Underlying	Awards	Options
Name	Date	Grant Date	Threshold	Target	Maximum	Units(1)(2)	Options	($/Sh)	Awards

Bruce A. Streeter	1/24/2011	3/24/2011	$ —	$ 610,275	$ 915,413	17,479	—	$ —	$ 760,511
Quintin V. Kneen	1/24/2011	3/24/2011	—	293,550	440,025	16,515	—	—	718,568
John E. (“Gene”) Leech	1/24/2011	3/24/2011	—	323,935	485,902	11,134	—	—	484,440
Samuel R. Rubio	3/24/2011	3/24/2011	—	100,000	150,000	5,958	—	—	259,233
David E. Darling	3/24/2011	3/24/2011	—	97,125	145,688	5,686	—	—	247,398

          (1)Our restricted stock is issued under our 2010 Equity Incentive Plan and vesting is subject to continued employment with the Company and, while previous performance is considered in making the award, once awarded, the restricted stock is not tied to any level of performance requirements.
          (2)Restrictions on the restricted stock awarded lapse over three years, 1/3 per year. If declared, dividends will be paid on restricted stock awards prior to vesting.
          The following table provides information concerning grants of restricted stock in 2010 based on 2009 compensation.

						All Other	All Other
						Stock	Stock		Grant
						Awards:	Awards:	Exercise or	Date Fair
						Number of	Number of	Base Price	Value of
			Estimated Possible Payouts Under			Shares of	Securities	of Option	Stock and
	Approval		Non-Equity Incentive Plan Awards			Stock or	Underlying	Awards	Options
Name	Date	Grant Date	Threshold	Target	Maximum	Units(1)(2)	Options	($/Sh)	Awards

Bruce A. Streeter	1/23/2010	3/24/2010	$ —	$ 592,250	$888,375	24,227	—	$ —	$681,990
Quintin V. Kneen	1/23/2010	3/24/2010	—	285,000	427,500	17,192	—	—	483,955
John E. (“Gene”) Leech	1/23/2010	3/24/2010	—	314,500	471,750	9,318	—	—	262,301
Samuel R. Rubio	3/24/2010	3/24/2010	—	87,500	131,250	4,939	—	—	139,033
David E. Darling	3/24/2010	3/24/2010	—	85,000	127,500	4,700	—	—	132,305
          (1)Our restricted stock is issued under our 1997 Incentive Equity Plan and vesting is subject to continued employment with the Company and, while previous performance is considered in making the award, once awarded, the restricted stock is not tied to any level of performance requirements.
          (2)Restrictions on the restricted stock awarded lapse over three years, 1/3 per year. If declared, dividends will be paid on restricted stock awards prior to vesting.

OUTSTANDING EQUITY AWARDS AT YEAR-END
          The following table provides information concerning unexercised options and restricted stock that have not vested for each named executive officer as of December 31, 2010:

	Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market or
			Equity						Awards:	Payout
			Incentive						Number of	Value of
			Plan Awards:						Unearned	Unearned
	Number of	Number of	Number of			Number of			Shares,	Shares,
	Securities	Securities	Securities			Shares or		Market Value	Units or	Units or
	Underlying	Underlying	Underlying			Units of		of Shares or	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That		Units of Stock	Rights	Rights
	Options	Options	Unearned	Exercise	Expiration	Have Not		That Have	That Have	That Have
Name	Exercisable	Unexercisable	Options	Price	Date	Vested		Not Vested(1)	Not Vested	Not Vested

Bruce A. Streeter	70,000	—	—	$16.27	2/27/11	—		$—	—	—
	30,000	—	—	17.44	2/27/12	—		—	—	—
	—	—	—	—		13,617	(2)	413,957	—	—
	—	—	—	—		47,874	(3)	1,455,370	—	—
	—	—	—	—		24,227	(4)	736,501	—	—
Quintin V. Kneen	—	—	—	—		4,000	(5)	121,600	—	—
	—	—	—	—		9,830	(3)	298,832	—	—
	—	—	—	—		17,192	(4)	522,637	—	—
John E. (“Gene”) Leech	36,000	—	—	16.27	2/27/11	—		—	—	—
	40,000	—	—	17.44	2/27/12	—		—	—	—
	—	—	—	—		6,426	(2)	195,350	—	—
	—	—	—	—		21,133	(3)	642,443	—	—
	—	—	—	—		9,318	(4)	283,267	—	—
Samuel R. Rubio	—	—	—	—		1,000	(6)	30,400	—	—
	—	—	—	—		4,933	(3)	149,963	—	—
	—	—	—	—		4,939	(4)	150,146	—	—
David E. Darling	—	—	—	—		2,816	(3)	85,606	—	—
	—	—	—	—		2,925	(7)	88,920	—	—
	—	—	—	—		4,700	(4)	142,880	—	—
          (1)Value based on the market value of the Common Stock on December 31, 2010 which was $30.40 per share.
           (2)Restricted stock award vests on January 25, 2011.
          (3)Restricted stock award vests 1/2 on each of March 13, 2011 and 2012.
          (4)Restricted stock award vests 1/3 on each of March 24, 2011, 2012 and 2013.
          (5)Restricted stock award vests on June 9, 2011.
          (6)Restricted stock award vests on June 15, 2011.
           (7)Restricted stock award vests on July 1, 2011.

2010 OPTION EXERCISES AND STOCK VESTED
     The table below provides information on stock option exercises and sales of vested stock options by our named executive officers during 2010, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
	Number of		Number of Shares
	Shares Acquired	Value Realized in	Acquired	Value Realized on
Name	on Exercise	Exercise(1)	on Vesting	Vesting(1)

Bruce A. Streeter	100,000	$ 1,607,422	49,735	$ (2,158)
Quintin V. Kneen			4,915	58,931
John E. (“Gene”) Leech	30,000	519,111	23,873	(18,925)
Samuel R. Rubio			4,383	(19,722)
David E. Darling			1,409	16,894
          (1)Value realized represents the difference between the fair market value of the shares at the time of exercise or vesting, as appropriate, and the exercise price or fair market value of the shares at the time of grant.
EQUITY COMPENSATION PLANS
          The table below provides information relating to our equity compensation plans as of December 31, 2010:

Number of Securities
Remaining Available
	Number of Securities	Weighted-Average	for Future Issuance
	to be Issued upon	Exercise Price of	Under Compensation
	Exercise of	Outstanding	Plans (Excluding
	Outstanding Options,	Options, Warrants	Securities Reflected in
Plan Category	Warrants and Rights	and Rights	First Column)

Equity compensation plans approved by stockholders(1)	299,650	$17.92	1,022,294
Equity compensation plans not approved by stockholders(2)	266,874
          (1)Related to the Amended and Restated 1993 Non-Employee Director Stock Option Plan, the 1997 Incentive Equity Plan, the 2005 Non-Employee Director Share Incentive Plan and the 2010 Omnibus Equity Incentive Plan.
          (2)Related to the shares held in the “rabbi” trust under the Current EDC Plan. As Common Stock is purchased by the trustee from amounts received through deferred compensation and Company match, there is no weighted-average exercise price or any securities available for future issuance.

DEFERRED COMPENSATION
2010 Executive Nonqualified Excess Plan Compensation
          Under our Current EDC Plan each officer may elect to defer up to 50% of any salary and a minimum of 10% of bonus paid by us for distribution after retirement or resignation from the Company. Under the Current EDC Plan, deferred compensation can be used to purchase Common Stock or may be retained by the Company and earn interest at Prime plus 2%. The first 7.5% of compensation deferred must be used to purchase Common Stock and may be matched by the Company. The matching portion vests prorata over five years based on the individual officer’s years of service with the Company. We have established a “rabbi” trust to fund the Common Stock portion of benefits under the Current EDC Plan. The funds provided to the trust are invested by an independent trustee in our Common Stock, which is purchased by the trustee on the open market or from us from shares held as treasury shares. The assets of the trust are available to satisfy the claims of all our general creditors in the event of our bankruptcy or insolvency. Distributions from the Current EDC Plan are made according to the officers’ election in Common Stock for that portion deferred in Common Stock and in cash for that portion retained by the Company. Total compensation in 2010 which has been deferred by the officers, including any matching under the Current EDC Plan, is as follows:

	Aggregate					Aggregate
	balance at	Executive	Our	Aggregate	Aggregate	Balance at
	December 31,	Contributions	Contributions	Earnings	Withdrawals/	December 31,
Name	2009	in 2010	in 2010	in 2010(1)	Distributions	2010

Bruce A. Streeter	$1,533,648	$80,975	$144,041	$128,165	$ —	$1,886,829
Quintin V. Kneen	156,476	52,016	89,033	22,087		319,612
John E. (“Gene”) Leech	1,086,487	44,295	78,590	88,053		1,297,425
Samuel R. Rubio	181,898	15,000	43,501	17,881		258,280
David E. Darling	39,539	19,425	39,544	7,264		105,772
          (1)Aggregate earnings, which include interest, are included under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table only to the extent they exceed the market rate specified by SEC rules, as shown in footnote 3 to the Summary Compensation Table.
          At December 31, 2010, we had a total deferred compensation liability of $3,867,920 to the above named executive officers under the Current EDC Plan.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
          The following describes the amounts potentially payable to Messrs. Streeter, Kneen and Leech, our named executive officers for fiscal year 2010, upon termination of employment or if we undergo a change of control under their employment agreements and our stock plans and other compensation programs. The amounts set forth in this section are estimates that are based on a number of assumptions. Actual amounts payable to our named executive officers could be materially different. The following discussion is based on each named executive officer’s employment agreement, salary level and restricted stock and stock option holdings as of December 31, 2010, and the benefits paid to the named executive officer during 2010 and assumes the termination or change of control occurs on December 31, 2010. In addition, it assumes a price per share of our Common Stock of $30.40, which was the closing price per share on December 31, 2010, as reported on the New York Stock Exchange.
          On March 15, 2011, Mr. Safier joined the Company as our Vice President — General Counsel and Secretary, and entered into an Employment Agreement and a Change of Control Agreement effective the date thereof under terms similar to those of Messrs. Streeter, Kneen and Leech with the exclusion of any Gross-Up Payment as described below. Under Messrs. Streeter, Kneen and Leech’s respective employment agreements, each executive is entitled to receive termination benefits in the event he terminates his agreement with us for “good reason” or is terminated without “cause” by us, either during the term of his agreement or during a “change of control” period, defined as the period beginning on the six month anniversary of a change of control and ending on the twelve month anniversary of a change of control.
          The terms “cause,” “good reason,” and “change of control” are defined in the executives’ employment agreements and have the meanings generally described below. You should refer to the individual agreements for the actual definitions.
          “Good reason” is defined in the employment agreements as:
•	a significant reduction in the duties or responsibility of the executive or the assignment to him of duties materially inconsistent with his position;

•	relocation of more than 75 miles from his present business address; or

•	material breach by us of his employment agreement.
          “Cause” is defined in the agreements as:
•	the willful and continued failure by the executive to perform his duties;

•	the executive being convicted of or entering a plea of nolo contendere to the charge of a felony;

•	the commission by the executive of a material act of dishonesty or breach of trust resulting or intending to result in personal benefit or enrichment to the executive at the expense of the Company; or

•	an unauthorized absence from employment.
          “Change-of-Control” generally means that:
•
the majority of the Board of Directors consists of individuals other than those serving as of the date of the named executive’s employment agreement or those that were not elected by at least 50% of those directors;

•	there has been a merger of the Company in which at least 50% of the combined post-merger voting power of the surviving entity does not consist of the Company’s pre-merger voting power;

•	at least 20% of our Common Stock has been acquired by one person or persons acting as a group; or

•	the Company is liquidating or selling all or substantially all of its assets.
          If Mr. Streeter’s employment terminates as described above, he will be entitled to receive a payment equal to two-and-a-half times the sum of his annual base salary as then in effect and the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, will immediately vest and become fully exercisable. If Mr. Kneen’s or Mr. Leech’s employment terminates, he will be entitled to receive a payment equal to two times the sum of his annual base salary as then in effect and the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, will immediately vest and become fully exercisable. Each of Messrs. Streeter, Kneen and Leech will also receive his annual base salary through the date of termination, a portion of the prior year’s annual bonus, any compensation previously deferred, and any accrued vacation pay.
          If any payment or distribution to Messrs. Streeter, Kneen, or Leech would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision thereto, or any interest or penalties are incurred by him for the excise tax, then he is entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment of all taxes (including any interest or penalties imposed), including any income taxes (and any interest and penalties imposed with respect thereto) and any excise tax imposed upon the Gross-Up Payment, he retains an amount of the Gross-Up Payment equal to the excise tax imposed upon the payments.

          Additionally, if Messrs. Streeter, Leech or Kneen is terminated during a change of control period, he and his family will receive, for the remainder of his employment agreement, welfare benefit plans at least equal to those provided during his employment. For six months after termination, we will promptly reimburse him for reasonable expenses incurred for outplacement services and/or counseling. Messrs. Streeter or Leech may also use, at his full expense, the Company automobile for six months after termination or until he is employed elsewhere.
Bruce A. Streeter
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Streeter, our President and Chief Executive Officer:

	Termination
	by the	Termination	Termination
Executive Benefits and Payments	Executive for	without	Upon Change	Death or
Upon Termination	Good Reason	Cause	of Control	Disability

Compensation:
Base Salary ($610,275)	$1,525,688	$1,525,688	$1,525,688	$—
Bonus ($350,000)	875,000	875,000	875,000	—
Gross Up Payment	—	—	—	—
Medical Benefits	56,017	56,017	56,017	56,017
Vacation	58,680	58,680	58,680	58,680
Automobile	9,403	9,403	9,403	9,403
Long-term incentives:
Stock Options: Unvested	—	—	—
Restricted Stock: Unvested	2,605,827	2,605,827	2,605,827	2,605,827

Total	$5,130,615	$5,130,615	$5,130,615	$2,729,927
Quintin V. Kneen
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Kneen, our Executive Vice President and Chief Financial Officer:

	Termination
	by the	Termination	Termination
Executive Benefits and Payments	Executive for	without	Upon Change	Death or
Upon Termination	Good Reason	Cause	of Control	Disability

Compensation:
Base Salary ($293,550)	$587,100	$587,100	$587,100	$—
Bonus ($300,000)	600,000	600,000	600,000	—
Gross Up Payment	663,280	663,280	663,280	—
Medical Benefits	24,000	24,000	24,000	24,000
Vacation	22,581	22,581	22,581	22,581
Automobile	—	—	—	—
Long-term incentives:
Stock Options: Unvested	—	—	—	—
Restricted Stock: Unvested	942,461	942,461	942,461	942,461

Total	$2,839,422	$2,839,422	$2,839,422	$989,042

John E. Leech
          The following table describes the potential payments upon termination, a change of control of the Company or the death or disability of Mr. Leech, our Executive Vice President – Operations:

	Termination
	by the	Termination	Termination
Executive Benefits and Payments	Executive for	without	Upon Change	Death or
Upon Termination	Good Reason	Cause	of Control	Disability

Compensation:
Base Salary ($323,935)	$647,870	$647,870	$647,870	$—
Bonus ($200,000)	400,000	400,000	400,000	—
Gross Up Payment	—	—	—	—
Medical Benefits	166,081	166,081	166,081	166,081
Vacation	31,148	31,148	31,148	31,148
Automobile	13,225	13,225	13,225	13,225
Long-term incentives:
Stock Options: Unvested	—	—	—	—
Restricted Stock: Unvested	1,121,061	1,121,061	1,121,061	1,121,061

Total	$2,379,385	$2,379,385	$2,379,385	$1,331,515
Samuel R. Rubio and David E. Darling
          Mr. Rubio and Mr. Darling do not have employment agreements. Their rights under a change of control are governed by our Severance Benefits policy applicable to all employees of the Company and are contingent on an equal position not being made available within nine months of the change of control event. Mr. Rubio would receive twelve months salary, or $200,000, if the conditions of the change of control event are satisfied under the policy. All employee equity based plans currently provide for immediate vesting of all options and restricted stock on a change of control, which would result in 10,872 shares of restricted stock vesting with a value of $330,509 at December 31, 2010, based on the closing price per share of $30.40. Therefore, the total amount Mr. Rubio would receive under a change of control, assuming such change of control occurred on December 31, 2010, would be $530,509. Mr. Darling would receive twelve months salary, or $194,250, if the conditions of the change of control event are satisfied under the policy. All employee equity based plans currently provide for immediate vesting of all options and restricted stock on a change of control, which would result in 10,441 shares of restricted stock vesting with a value of $317,406 at December 31, 2010, based on the closing price per share of $30.40. Therefore, the total amount Mr. Darling would receive under a change in control, assuming such change of control occurred on December 31, 2010, would be $511,656.
AUDIT COMMITTEE REPORT
          We have reviewed and discussed the audited financial statements of GulfMark Offshore, Inc., (the “Company”) for the year ended December 31, 2010 with management and have discussed with UHY LLP (“UHY”), our independent auditors for the year ended December 31, 2010, the matters required to be discussed by the statement on Auditing Standard No. 114, The Auditors Communication with Those Charged with Governance, as amended or supplemented with respect to those statements, and the requirements of the Public Company Accounting Oversight Board.
          We have received the written disclosures and the letter from UHY required by applicable requirements of the Public Company Accounting Oversight Board regarding UHY’s Communications with the audit committee concerning independence, and have discussed with UHY its independence in connection with its audit of our most recent financial statements.

          We also reviewed and discussed such other matters as we deemed appropriate, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and rules adopted or proposed to be adopted by the Securities and Exchange Commission.
          Based on the foregoing review and discussion, and relying on the representation of Company management and the independent registered public accounting firm’s report, we recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission.
Brian R. Ford, Chairman of Audit Committee
Sheldon S. Gordon, Audit Committee Member
Peter I. Bijur, Audit Committee Member
Robert O’Connell, Audit Committee Member
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish us with copies of all Section 16(a) forms they file.
          Based solely on our review of the copies of such forms received, or written representations from certain reporting persons that no Form 5 reports were required for those persons, we believe that all filing requirements applicable to our officers and directors and greater than 10% owners were complied in 2010, except for a Form 5 filed by Mr. Rubio for shares sold in June 2010.

PROPOSAL 2
APPROVAL OF THE GULFMARK OFFSHORE, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN
          The Board is proposing for stockholder approval the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to provide our eligible employees and the eligible employees of our subsidiaries with an opportunity to be compensated through the benefits of stock ownership and acquire an interest in us through the purchase of our Common Stock. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code. If the ESPP is approved by stockholders at the Meeting, shares of our Common Stock will be taken from the ESPP beginning with the July 1, 2011, offering period, and the current GulfMark Offshore, Inc. Employee Stock Purchase plan approved by the stockholders on April 10, 2002, as amended by the Board on March 17, 2010 (the “Old ESPP”) will be terminated by the Board following the distribution of our Common Stock for the offering period beginning April 1, 2011 and ending June 30, 2011. The Board proposes to replace the Old ESPP with the ESPP because the Old ESPP was nearing the end of its 10-year term and to:
•	clarify the application of the ESPP to our non-U.S. employees;

•	change the limit on the number of shares available for purchase by an individual employee during each offering period in accordance with recently revised Treasury regulations;

•	make changes to the ESPP’s administrative rules; and

•	roll over the shares available from the Old ESPP’s remaining pool of 269,934 shares of Common Stock, less the number of shares purchased during the June 30, 2011 offering period, to the ESPP.
          The following summary describes the material features of the ESPP but is not intended to be complete, and therefore the summary is qualified in its entirety by the ESPP, a copy of which is attached to this Proxy Statement as Appendix A.
Shares Available and Administration
          The maximum number of shares of Common Stock that may be purchased under the ESPP is 269,934 shares of Common Stock, less the number of shares purchased during the June 30, 2011 offering period, which may be authorized and unissued or treasury shares, and which is the same number of shares as remain available under the Old ESPP. No additional shares of Common Stock will be reserved for issuance under the Old ESPP. The ESPP will be administered by a committee of one or more members of the Board (“ESPP Committee”). The ESPP Committee will administer and interpret the ESPP, and make all other policy decisions relating to the operation of the ESPP. All determinations, decisions or actions of the ESPP Committee in connection with the construction, interpretation, administration or application of the ESPP will be final and binding on all participants and all persons claiming through any participant.
Eligibility
          Generally, any of our employees or any employees of our subsidiaries designated by the ESPP Committee will be eligible to participate in the ESPP for the current offering period if he or she has been employed for at least 30 days before the commencement of the offering period. An eligible employee may elect to participate in the ESPP by filing an enrollment form with us at least five business days prior to the beginning of such offering period. Non-U.S. employees who are prohibited by applicable non-U.S. law from participating in the ESPP are not eligible to participate in the ESPP.
Offering Period
          The ESPP will make shares available for purchase four times a year and will utilize three-month accumulation periods. Employees can elect to have up to 15% of their salary withheld for the purpose of purchasing Common Stock beginning January 1 for making purchases on March 31, beginning April 1 for making purchases on June 30, beginning July 1 for making purchases on September 30 and October 1 for making purchases on December 31.

          On the last date of each offering period, a participant is deemed to have elected to purchase a number of whole shares determined by dividing the amount to be withheld and applied for the offering period by the “purchase price” per share of Common Stock. The “purchase price” is the lower of (i) 85% of the closing price of the Common Stock on the NYSE as of the last trading day before the commencement of the offering period or (ii) 85% of the closing price of the Common Stock on the NYSE as of the last trading day in the offering period. The closing price of the Common Stock on April 26, 2011, was $42.01 per share.
Participation
          No participant may purchase more than 1,000 shares of Common Stock during any offering period. In addition, no participant will be granted a right to purchase Common Stock during an offering period (i) if, immediately after the grant, the participant would own stock and options possessing five percent or more of the total combined voting power or value of all classes of our stock or any stock of our subsidiary, or (ii) that causes his or her rights to purchase stock under all employee stock purchase plans to accrue at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which such grant is outstanding at any time.
          A participant may withdraw from the ESPP if notice is given at least five business days prior to the end of the offering period. All of the participant’s payroll deductions credited to his or her account will be repaid promptly after receipt of the notice of withdrawal, and no further payroll deductions will be made during that offering period. A participant’s withdrawal will not have any effect upon his or her eligibility to participate in any subsequent offering period.
          Upon termination of the participant’s employment for any reason prior to the end of any offering period, the payroll deductions credited to the participant’s ESPP account will be returned to the participant in the same manner as if the participant had withdrawn from the ESPP. In the event of the participant’s death, the payroll deductions credited to the participant’s ESPP account and not yet used to purchase Common Stock will be paid to a beneficiary designated by him or her or, if none, to the participant’s estate.
          If the total number of shares for which rights to purchase Common Stock are granted to all eligible employees exceeds the number of shares then available under the ESPP, we will make a pro rata allocation of the shares available. A participant has no rights as a stockholder for any shares of Common Stock he or she may have a right to purchase under the ESPP until such shares have been purchased. Neither payroll deductions credited to a participant’s account nor any right to purchase or to receive Common Stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of by a participant other than by beneficiary designation or the laws of descent and distribution. We may treat any attempted assignment, transfer, pledge, or other disposition as an election to withdraw funds. The Board may at any time amend, suspend or terminate the ESPP. No amendment can be made prior to approval of our stockholders if such amendment would increase the aggregate number of shares of Common Stock that may be issued under the ESPP.
          We are not required to issue any shares of Common Stock under the ESPP until the participant has satisfied all applicable federal, state, local or foreign withholding tax obligations.
Lederal Income Tax Consequences
          The statements in the following paragraphs of the principal U.S. federal income tax consequences of the benefits under the ESPP are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States. The law is technical and complex, and the discussion below represents only a general summary. The following is not considered as tax advice to any persons who may be participants in the ESPP and any such persons are advised to consult their own tax counsel.
          The amounts withheld from a participant’s pay under the ESPP will be taxable income to the participant and must be included in the participant’s gross income for federal income tax purposes in the year which such amounts otherwise would have been received. A U.S. participant will not be required to recognize any income for federal income tax purposes either at the time the U.S. participant is granted an option (which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the ESPP depend in part on the length of time the shares are held by a U.S. participant before such sale or disposition.
          If a U.S. participant sells or otherwise disposes of shares acquired under the ESPP (other than any transfer resulting from death) within two years after the date on which the option to purchase such shares is granted to him or her (the “Two-Year Period”), the U.S. participant must recognize ordinary income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares are exercised over (ii) the option price. The amount of “ordinary” income recognized by the U.S. participant will be added to the U.S. participant’s basis in such shares. Any gain realized on a sale in excess of the U.S. participant’s basis (after increasing such basis in such shares by the amount of the ordinary income recognized) will be taxed as capital gain, and any loss realized (after increasing such basis in such shares by the ordinary income recognized) will be a capital loss.
          If a U.S. participant sells shares acquired under the ESPP after holding such shares for the Two-Year Period or the U.S. participant dies, the U.S. participant or the U.S. participant’s estate must include in ordinary income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date the option was granted over the option price, or (ii) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the option price. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the U.S. participant will be added to the U.S. participant’s basis in such shares. Any gain realized upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.
          Taxation rules for non-U.S. participants vary by country of residence and the paragraphs above referencing the taxation of U.S. residents under the ESPP may not apply to foreign employees. We are obligated to comply with all local taxation regulations as applied to non-U.S. participants. Due to the differences, if any, in the tax regulations applicable to non-U.S. participants, the ESPP may not be as beneficial to non-U.S. participants. We will not receive any income tax deduction as result of issuing shares pursuant to the ESPP, except upon sale or disposition of shares by a participant within the Two-Year Period. In such an event, we will be entitled to a deduction equal to the amount included as ordinary income to the participant for the sale or disposition of such shares.
New Plan Benefit
          To date, no shares have been made available under the ESPP. It is not presently possible to determine the benefits or amounts that will be received by our named executive officers or our other employees pursuant to the ESPP.
Required Vote
          Assuming the existence of a quorum, approval and adoption of the ESPP by stockholders requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as a vote against the ESPP and broker non-votes will be disregarded and will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
          THE BOARD HAS UNANIMOUSLY APPROVED THE ESPP AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ESPP. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY SIGNED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE ESPP.

PROPOSAL 3
APPROVAL OF THE GULFMARK OFFSHORE, INC.
2011 NON-EMPLOYEE DIRECTOR SHARE INCENTIVE PLAN
          The Board is proposing for stockholder approval the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan (the “2011 Director Plan”). The 2011 Director Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as our non-employee directors and to assist in further aligning the interests of the non-employee directors with those of our other stockholders by providing non-employee directors with opportunities to acquire shares of Common Stock. If the 2011 Director Plan is approved by stockholders at the Meeting, no further awards will be made to non-employee directors under the GulfMark Offshore, Inc. 2005 Non-Employee Director Plan (the “Old Director Plan”), which will be terminated by the Board following approval of the 2011 Director Plan.
          The Board proposes to replace the Old Director Plan with the 2011 Director Plan in order to (1) change the annual stock award grant from a numerical number of shares (as was in the Old Director Plan) to a number of shares equal to a monetary amount, and (2) increase the number of shares reserved for issuance to non-executive directors to align their interests with those of our stockholders under the 2011 Director Plan.
          The following summary describes the material features of the 2011 Director Plan but is not intended to be complete, and therefore the summary is qualified in its entirety by the 2011 Director Plan, a copy of which is attached to this Proxy Statement as Appendix B.
Eligibility for Participation
          Each member of the Board who is not our employee or an employee of any of our subsidiaries (a “non-employee director”) will participate in the 2011 Director Plan. There are currently eight non-employee directors, seven of whom have been nominated for re-election at the Meeting.
Types of Benefits
          The 2011 Director Plan provides for benefits in the form of stock awards and, in the discretion of the Board, also in the form of stock options (collectively, the “Benefits”).
Shares Available
          The maximum number of shares of Common Stock that may be delivered to non-employee directors and their beneficiaries under the 2011 Director Plan is 150,000 shares of Common Stock, which may be authorized and unissued or treasury shares. The Old Director Plan currently has 37,000 shares available for issuance and those shares will be rolled over in the 2011 Director Plan, resulting in a net increase of shares reserved for issuance under the 2011 Director Plan of 113,000 shares.
          Any shares covered by stock options or that are the subject of restricted stock awards granted under the 2011 Director Plan that are forfeited, cancelled, or expire are considered undelivered for the purposes of determining the maximum number of shares of Common Stock available under the 2011 Director Plan. If any stock option is exercised by tendering shares of Common Stock to us as full or partial payment in connection with the exercise of a stock option under the 2011 Director Plan, only the number of shares of Common Stock issued net of the shares tendered will be deemed delivered to determine the maximum number of share of Common Stock available for delivery under the 2011 Director Plan.
Administration
          The 2011 Director Plan will be administered by the Board or a committee of the Board (and therefore references to the Board in this summary include references to the committee). The Board may establish such rules and regulations as it deems necessary for the proper administration of the 2011 Director Plan, including determinations, interpretations and actions in connection with the 2011 Director Plan, all which will be binding on all participants and their legal representatives.
Annual Restricted Stock Awards for Non-employee Directors
          The 2011 Director Plan provides that each non-employee director will receive a grant of stock awards annually. On the date each non-employee director is appointed by the Board or first elected as a director at our annual meeting of stockholders, such non-employee director will be granted a number of shares equal to $160,000 divided by the fair market value of a share on the date of grant. In addition, on the date of each annual meeting of our stockholders during the term of the 2011 Director Plan (commencing with this Annual Meeting if the 2011 Director Plan is approved by our stockholders), each non-employee director in office immediately following such annual meeting will be granted a number of shares equal to $100,000 divided by the fair market value of a share on the date of grant.
          The shares of restricted stock vest and all restrictions lapse one year from the date of grant. If a non-employee director’s service as a director terminates due to death, disability, or failure to be nominated by us for re-election or failure to be re-elected by the stockholders following our nomination, all unvested restricted stock awards will vest and all restrictions on the shares attributable to such restricted stock award, including the risk of forfeiture, will lapse. If a non-employee director’s service as a director terminates for any other reason than described above, all unvested restricted stock will be forfeited.
Stock Options
          On the date of each annual meeting of our stockholders during the term of the 2011 Director Plan (commencing with this Annual Meeting if the 2011 Director Plan is approved by our stockholders), each non-employee director in office immediately following such annual meeting may be granted a stock option to purchase from zero to 6,000 shares of Common Stock, the actual amount to be determined by the Board. The exercise price per share will equal the fair market value of a share on the date of grant. The exercise price may be paid in cash or, in the discretion of the Board, by the delivery of shares of Common Stock then owned by the non-employee director, by the withholding of shares of Common Stock for which a stock option is exercisable, or by a combination of these methods. The Board may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 2011 Director Plan. In determining which methods a non-employee director may utilize to pay the exercise price, the Board may consider such factors as it determines are appropriate. Each stock option is exercisable at any time following the earlier of the first anniversary of, or the first annual meeting of our stockholders after the date of grant, provided that the non-employee director continues to serve as our director on such anniversary. Prior to the first anniversary, however, a stock option will become immediately exercisable in the event of a “Change in Control” (as defined in the 2011 Director Plan), or termination of the non-employee director’s service as a result of disability or death. Each stock option terminates on the tenth anniversary of the date of grant unless terminated earlier under the terms of the 2011 Director Plan.
          If a non-employee director ceases to serve as our director (except in the case of accelerated vesting of stock options upon a non-employee director’s death or disability or a “Change in Control”), any outstanding stock option previously granted under the 2011 Director Plan will terminate and become null and void for options that are not then exercisable. Any portion of a non-employee director’s stock options that are vested but have not been exercised may, subject to certain exceptions, be exercised:
•
within three months after the date of termination of service as a director in the case of termination by reason of our failure to nominate such director for re-election, or failure of such director to be re-elected by stockholders after our nomination, or

•	within one year in the case of termination of service as a director by reason of death or disability.
          Stock options held by a non-employee director that have a remaining term of less than one year on the date of the non-employee director’s death will automatically be extended to the first anniversary of the date of death; however, the term of any option cannot exceed 10 years from the date of its grant.

Adjustments and Change in Control
          The 2011 Director Plan contains provisions for equitable adjustment of stock options and stock awards (including any unvested stock award) in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to our stockholders. In addition, under any such circumstances the Board has the authority to adjust, in an equitable manner, the number and kind of shares of Common Stock that may be issued under the 2011 Director Plan, the number and kind of stock options and restricted stock awards that may be granted under the 2011 Director Plan, and the exercise price applicable to outstanding stock options.
          If there is a Change in Control (as defined in the 2011 Director Plan), all outstanding restricted stock awards (including all unvested stock awards) immediately become vested and any outstanding stock options immediately become exercisable. In the event of a Change in Control, the Board, in its discretion, may cause each outstanding stock option to terminate, and each option holder will have the right to receive the excess of the fair market value of shares of Common Stock subject to his or her stock options over its exercise price, payable in cash or other property as determined by the Board.
Nontransferability
          Shares of restricted stock that are the subject of awards under the 2011 Director Plan are generally non-transferrable during the one-year restriction period. The 2011 Director Plan provides that stock options may be transferred generally only by the will of the non-employee director or under applicable inheritance laws. At the discretion of the Board, a stock option may be transferred solely to the non-employee director’s spouse, siblings, parents, children and/or grandchildren, or to trusts for the benefit of such persons, or to partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the stock option.
Other provisions
          The award of any Benefit under the 2011 Director Plan also may be subject to such other provisions as the Board determines appropriate.
Amendments
          The Board may amend the 2011 Director Plan from time to time or suspend or terminate the 2011 Director Plan at any time. No amendment will have a material adverse effect on an outstanding stock option or restricted stock award without the consent of the holder. No amendment of the 2011 Director Plan may be made without approval of our stockholders if required by applicable law or by any listing agreement to which we are a party with a national securities exchange or other market system.
Federal Income Tax Consequences
          The statements in the following paragraphs of the principal U.S. federal income tax consequences of the benefits under the 2011 Director Plan are based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States. The law is technical and complex, and the discussion below represents only a general summary. The following is not considered as tax advice to any persons who may be participants in the 2011 Director Plan and any such persons are advised to consult their own tax counsel.
          RESTRICTED STOCK AWARDS. Non-employee directors generally will recognize ordinary income for stock awards at the time the shares of Common Stock that are the subject of the award vest, in an amount equal to the shares’ fair market value at such time. If the non-employee director makes a written election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) filed with the Internal Revenue Service within 30 days after the exercise of the option (a “Section 83(b) Election”), however, he or she will recognize ordinary income as of the date of the award, in an amount equal to the fair market value of the shares of Common Stock as of that date. We generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 280G of the Code do not apply.
          STOCK OPTIONS. Stock options granted under the 2011 Director Plan are options that do not qualify as “incentive stock options” under Section 422(b) of the Code. A non-employee director who receives a stock option will not recognize any taxable income upon grant. The non-employee director generally will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. As a result of Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain circumstances, the timing of income recognition may be deferred (the “Deferral Period”). Absent a Section 83(b) Election, recognition of income by the non-employee director will be deferred until the expiration of the Deferral Period, if any. A non-employee director’s tax basis in the shares of Common Stock received upon exercise of a stock option will be equal to the amount of cash paid on exercise, plus the amount of ordinary income received by such non-employee director as a result of the exercise of the stock option. The holding period for the shares of Common Stock would begin just after the transfer of the shares or just after the Deferral Period, if any. We generally will be allowed a federal income tax deduction in an amount equal to the ordinary income included by the non-employee director for his or her stock option, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 280G of the Code do not apply. If a non-employee director exercises a stock option by delivering shares of Common Stock, other than shares previously acquired pursuant to the exercise of an “incentive stock option” which are delivered prior to the expiration of the holding periods specified in section 422(a) of the Code, the non-employee director will not recognize gain or loss for the exchange of such shares, even if their then fair market value is different from the non-employee director’s tax basis. The non-employee director, however, will be taxed as described above for the exercise of the stock option as if he or she had paid the exercise price in cash, and we will generally be entitled to an equivalent tax deduction.
          If the Board permits a non-employee director to transfer a stock option to a member or members of the non-employee director’s immediate family (or to a trust for the benefit of such persons) or other entity owned by such persons, and such transfer is made and constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including whether the stock option has vested), then such transfer will be subject to federal gift tax except, generally, to the extent protected by the non-employee director’s annual gift-tax exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the non-employee director’s gift is the value of the stock option at the time of the gift. If the transfer of the stock option constitutes a completed gift and the non-employee director retains no interest in or power over the stock option after the transfer, the stock option generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the stock option will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the stock option while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the stock option. If the transferee exercises the stock option after the death of the transferor, the transferor’s estate or the transferee will recognize ordinary income for federal income tax purposes.
          REGULATION. The Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
New Plan Benefit
          As discussed above, on the date of each annual meeting of our stockholders during the term of the 2011 Director Plan (commencing with this Annual Meeting), each non-employee director in office immediately following such annual meeting will be granted a number of shares equal to $100,000 divided by the fair market value of a share on the date of grant. The following table sets forth the number of shares subject to awards granted under the 2011 Director Plan to the below individuals and groups. All such awards are subject to stockholder approval of the 2011 Director Plan, and if such approval is not obtained, no awards will be granted.

Name and Position	Dollar Value ($)	Number of Shares Subject to Awards
Bruce A. Streeter, CEO and CFO	Not applicable	None
Executive Group	Not applicable	None
Non-Executive Director Group	$700,000	(1)
Non-Executive Officer Employee Group	Not applicable	None
          (1)The number of shares will be determined by the fair market value of a share on the date of grant.
          Any stock options under the 2011 Director Plan will be granted at the discretion of our Board of Directors. Therefore, the benefits and amounts that will be received or allocated under the 2011 Director Plan for stock options are not presently determinable.
Required Vote
          Assuming the existence of a quorum, approval and adoption of the 2011 Director Plan by stockholders requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as a vote against the 2011 Director Plan and broker non-votes will be disregarded and will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
          THE BOARD HAS UNANIMOUSLY APPROVED THE 2011 DIRECTOR PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE 2011 DIRECTOR PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY SIGNED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE 2011 DIRECTOR PLAN.

PROPOSAL 4
AMEND THE GULFMARK OFFSHORE, INC.
DEFERRED COMPENSATION PLAN
          The Board is proposing for stockholder approval amendments to the GulfMark Offshore, Inc. Deferred Compensation Plan (“Deferred Compensation Plan”). The purpose of the Deferred Compensation Plan is primarily to provide deferred compensation for a select group of management or highly compensated employees, within the meaning of ERISA, and to our non-employee directors. GM Offshore, Inc., one of our subsidiaries, previously established the GM Offshore, Inc. Executive Nonqualified Excess Plan (as previously defined, the “Current EDC Plan”) for the benefit of our eligible employees and directors and the eligible employees and directors of certain of our affiliates that adopted the Current EDC Plan. If approved by stockholders at the Meeting, we desire to amend, restate, and continue, without gap or lapse in time or coverage of, the Current EDC Plan, for the benefit of our eligible employees and directors and the eligible employees and directors of certain of our affiliates as described below.
          The Board proposes to amend the Current EDC Plan to streamline and clarify certain administrative provisions and to obtain stockholder approval as required under New York Stock Exchange rules. The following summary describes the material features of the Deferred Compensation Plan but is not intended to be complete, and therefore the summary is qualified in its entirety by the Deferred Compensation Plan, a copy of which is attached to this Proxy Statement as Appendix C.
Administration
          We are the “Plan Administrator” and the “named fiduciary” of the Deferred Compensation Plan for purposes of ERISA. The Deferred Compensation Plan will be administered by a Committee of one or more members of the Board (“Deferred Compensation Committee”). The Deferred Compensation Committee will supervise the administration and enforcement of the Deferred Compensation Plan and make all other policy decisions relating to the operation of the Deferred Compensation Plan.
Eligibility
          Any individual who is our employee and on active payroll and who is a member of a select group of management or a highly compensated employee, as determined by the Deferred Compensation Committee in its sole discretion, as well as all our non-employee directors are eligible to participate in the Deferred Compensation Plan (the “EDC Participants”). Such EDC Participants may participate in the Deferred Compensation Plan by making an annual election to make Participating Deferrals (as defined in the Deferred Compensation Plan), which for an employee is deferral of 1% to 50% of his or her base salary for the plan year and/or 1% to 100% of his or her bonus earned during the plan year, and for non-employee directors is deferral from 5% to 100% of his or her director’s fees for the plan year.
Deferral Elections
          Once an EDC Participant chooses his or her Participating Deferrals for the year, he or she must indicate the applicable time and form of payment for the deferred pay, which also applies to the net income (or net loss) allocated with respect thereto. An EDC Participant generally must elect to have his or her Deferred Compensation Plan balance paid or commence to be paid upon the earliest to occur of (1) separation from service, (2) a specified date, (3) disability, (4) death, or (5) the occurrence of a change in control event.
Company Matching
          We will make a matching deferral on the EDC Participant’s behalf in an amount equal to the EDC Participant’s deferred amount up to 7 1/2% of the EDC Participant’s base salary and bonus (or director’s fees in the case of a non-employee director EDC Participant), which will be credited to the EDC Participant’s account in one or more installments, as determined by the Deferred Compensation Committee. We may also credit an EDC

Participant’s account with discretionary deferrals in such amount, if any, as the Deferred Compensation Committee will determine in its sole discretion.
          Our matching deferrals vest over a five-year period, 20% each year. An EDC Participant will become 100% vested in the amount we matched upon (1) attainment of age 55 plus two years of service or attainment of age 65, (2) disability, or (3) death. If a change in control event occurs, an EDC Participant who has not incurred a separation from service prior to the date of the Change in Control will become 100% vested in the amount we matched.
Deemed Investment of Funds
          The EDC Participants’ accounts will be deemed to be credited with earnings and losses in accordance with such accounts’ deemed investments. Until the Deferred Compensation Committee prospectively establishes different procedures, 100% of our matching deferrals will be deemed to be invested in shares of Common Stock and the EDC Participants’ deferrals for the first 7 1/2% of salary and bonus (or non-employee director’s fees) will also be deemed invested in shares of Common Stock. In accordance with procedures established by the Deferred Compensation Committee, for the portion of the EDC Participant’s deferred amount that is in excess of 7 1/2% of salary and bonus (or director’s fees) for the plan year, an EDC Participant may direct that his or her account be deemed to be investing in Common Stock or in an account bearing a fixed rate of interest, or a combination of both. If an EDC Participant makes no investment selections, his or her entire deferred amount will be deemed to be invested in Common Stock. Until such time as the Deferred Compensation Committee may specify a different rate of interest, the fixed interest rate used to determine the rate of return for the portion of an EDC Participant’s account invested in the fixed rate investment option will be the United States Prime Rate as listed in the Eastern print edition of The Wall Street Journal as of the date of crediting the deemed earnings under the Deferred Compensation Plan, plus two percentage points.
Rabbi Trust
          We have established a “rabbi” trust to fund the Common Stock portion of the benefits under the Deferred Compensation Plan. The funds provided to the trust are invested by an independent trustee in our Common Stock, which is purchased by the trustee on the open market. The assets of the trust are available to satisfy the claims of all our general creditors in the event of our bankruptcy or insolvency.
Purchase of Shares
          The aggregate maximum number of shares of Common Stock that the trustee is authorized to purchase in the open market for the Deferred Compensation Plan is 250,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting the Common Stock. Common Stock held in the “rabbi” trust are shares of Common Stock purchased by the trustee on the New York Stock Exchange or any other exchange on which the shares are subsequently traded.
Payment of Benefits
          An EDC Participant’s benefit under the Deferred Compensation Plan will be distributed in whole shares of Common Stock and cash, depending on the deemed investment of the EDC Participant’s account as of the date of distribution.
Federal Income Tax Consequences
          The statements in the following paragraphs of the principal U.S. federal income tax consequences of the benefits under the Deferred Compensation Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States. The law is technical and complex, and the discussion below represents only a general summary. The following is not be considered as tax advice to any persons who may be EDC Participants in the Deferred Compensation Plan and any such persons are advised to consult their own tax counsel.

          The Deferred Compensation Plan is an unfunded nonqualified deferred compensation plan for Federal income tax purposes. EDC Participants are not subject to federal income tax on the amounts they elect to defer under the Deferred Compensation Plan, and such amounts reduce the current cash compensation that the EDC Participants would otherwise be paid by us and be taxed on currently. EDC Participants are also not subject to federal income tax on matching deferrals or any discretionary deferrals credited to the EDC Participants’ accounts under the Deferred Compensation Plan by us, nor are EDC Participants subject to federal income tax on deemed interest credited to their accounts for any portion of such accounts deemed invested in the Deferred Compensation Plan’s “fixed interest” deemed investment option or on increases in the value of Common Stock for any portion of such accounts deemed invested in Common Stock. The amount of cash or the value of Common Stock actually distributed to EDC Participants from the Deferred Compensation Plan, whether attributable to the EDC Participant’s deferrals or us, and whether representing the original deferral amount or fixed interest on or appreciation for the original deferred amount, is ordinary gross income to the EDC Participant received for the performance of services as an employee or as a non-employee director.
          We will receive no federal income tax deduction from the Deferred Compensation Plan until distributions from the Deferred Compensation Plan are made to EDC Participants and then, provided that the limitations of Section 162(m) or Section 280G of the Code do not apply, we will receive a deduction for the payment of compensation equal to the amount of cash or the value of Common Stock we distribute to the EDC Participant and includable by the EDC Participant in his or her gross income.
          The Deferred Compensation Plan is a nonqualified deferred compensation plan subject to the requirements of Section 409A of the Code. We intend for the Deferred Compensation Plan to comply with the requirements of Section 409A of the Code both as to the Deferred Compensation Plan’s form and its operation. However, if the requirements of Section 409A of the Code were not complied with respect to an EDC Participant, he or she would generally be required to include immediately as of the date of such noncompliance (or, in the case of our deferrals, as of the date the amount became vested, if later) in his or her gross income for federal income tax purposes the total amount credited to the EDC Participant’s account in the Deferred Compensation Plan at the time of such noncompliance (or, if later, vesting) attributable to both the EDC Participant’s and our deferrals, and including deemed interest or appreciation in the value of Common Stock, and would be required to pay an additional tax equal to 20% of the amount included in his or her gross income plus an amount equal to notional interest at the interest rate charged by the Internal Revenue Service on underpayments of federal income tax, plus 1% from the date the amount was deferred (or, in the case our deferrals became vested, if later) to the date of the violation and inclusion in gross income.
          Although, subject to the Deferred Compensation Plan’s compliance with Section 409A of the Code, an EDC Participant’s and our deferrals under the Deferred Compensation Plan are generally not treated as gross income of the EDC Participant for federal income tax purposes until such amounts are actually distributed from the Deferred Compensation Plan, in the case of an EDC Participant who is our employee, the EDC Participant’s and our Deferrals under the Deferred Compensation Plan are subject to both the employee and employer portions of Federal Insurance Contributions Act (“FICA”) taxes at the later of the time such amounts are deemed deferred or, in the case of our deferrals, become vested. Distributions from the Deferred Compensation Plan to employee EDC Participants, including the portion of any distribution attributable to deemed fixed interest or appreciation in the value of Common Stock, are generally not subject to FICA tax. However, deferrals for non-employee directors are not subject to FICA tax when they are made or deemed to be made, and distributions from the Deferred Compensation Plan to non-employee directors may be subject to Self-Employment Contributions Act (“SECA”) tax at the time of distribution.
New Plan Benefit
          Under the Current EDC Plan, 14 of our employees and our seven nominated non-executive directors are eligible to participate. As participation in the Deferred Compensation Plan is based on the election of each EDC Participant, it is not presently possible to determine the benefits or amounts that will be received by our named executive officers, our other employees, or our directors pursuant to the Deferred Compensation Plan. As of December 31, 2010, the aggregate balance of the Current EDC Plan for our named executive officers is $3,867,920 and for our directors is $4,826,954.

Why a Stockholder Vote is Required
          Although no new shares will be issued as part of the Deferred Compensation Plan as the trustee will purchase Common Stock on the open market, the plan is considered an “equity compensation plan” under the New York Stock Exchange rules because of the requirement that the first seven and one half percent of compensation that is deferred by the EDC Participant must be invested in our Common Stock and matched by us in Common Stock. As the Deferred Compensation Plan is an “equity compensation plan” it is required to be approved by our stockholders.
          If our stockholders do not approve the amendments to the Deferred Compensation Plan, then the trust will not be required to purchase Common Stock for the first seven and one half percent of compensation that is deferred by the EDC Participant and which may be matched by us, and the Deferred Compensation Plan will be amended to provide for alternative investment options.
          The Compensation Committee believes this result would be a much less attractive alternative from the perspective of our stockholders because without the requirement to purchase shares of Common Stock, the plan will not as closely align the interests of the EDC Participants with those of our stockholders.
Required Vote
          Assuming the existence of a quorum, approval and adoption of the amendments to the Deferred Compensation Plan by stockholders requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as a vote against the amendments to the Deferred Compensation Plan and broker non-votes will be disregarded and will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
          THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENTS TO THE DEFERRED COMPENSATION PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY SIGNED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE AMENDMENTS TO THE DEFERRED COMPENSATION PLAN.

PROPOSAL 5
APPROVAL BY A STOCKHOLDER NON-BINDING ADVISORY VOTE OF THE COMPENSATION
PAID BY US TO OUR NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS A “SAY ON
PAY” PROPOSAL
          As required under the newly-enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our Board is submitting a “Say on Pay” proposal to stockholder for consideration. This proposal provides stockholders with the opportunity to cast an advisory vote on our executive compensation program. Our overall compensation program is intended to ensure that the compensation and incentive opportunities provided to our executives and employees remain competitive and provide the motivation to deliver efforts that lead to returning value to our stockholders. The primary objective of our executive compensation program is to provide competitive pay opportunities that are commensurate with our performance, that recognize individual initiative and achievements and that enable us to retain and attract qualified executive officers who are focused on our goals and long-term success.
          The Board invites you to review carefully the Compensation Discussion and Analysis beginning on page 16 and the tabular and other disclosures on compensation under the discussion of our executive compensation program beginning on page 30. Based upon that review, the Board recommends that the stockholders approve the following resolution at the Annual Meeting:
     “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”
          While the vote does not bind the Board to any particular action, the Board values the input of our stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.
          Assuming the existence of a quorum, non-binding approval of the compensation paid to our named executive officers by stockholders requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as a vote against this proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION PAID BY US TO OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 6
ESTABLISHMENT BY A STOCKHOLDER NON-BINDING ADVISORY VOTE OF THE FREQUENCY
OF SUBMISSION TO STOCKHOLDERS OF ADVISORY “SAY ON PAY” PROPOSALS
          Under the Dodd-Frank Act, we are also required to seek a non-binding advisory stockholder vote regarding the frequency of submission to stockholders of a “Say on Pay” advisory vote such as that set forth in Proposal 5. As discussed in Proposal 5, the Board values the input of our stockholders regarding our executive compensation program. Stockholders can advise the Board on whether such votes should occur every year, every two years, or every three years, or may abstain from voting on this proposal. Although this vote is advisory and non-binding, our Board will review voting results and give serious consideration to the outcome of such voting. A vote on the frequency of submission to stockholders of a “Say on Pay” advisory vote must occur at least once every six years.
          Our Board recognizes the importance of receiving regular input from our stockholders on important issues such as our executive compensation program. Therefore, our Board recommends that the advisory stockholder vote on executive compensation be held every year.
          Assuming the existence of a quorum, non-binding approval of the frequency of holding “Say on Pay” stockholder advisory votes requires the vote of the holders of a plurality of the shares of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.
          Please mark on the Proxy Card your preference as to the frequency of holding “Say on Pay” stockholder advisory votes as either every year, every two years, or every three years or mark “abstain”. You are not voting to approve or disapprove the Board’s recommendation on this item.
THE BOARD RECOMMENDS A VOTE “FOR” “ONE YEAR” AS THE FREQUENCY FOR VOTING ON “SAY ON PAY” PROPOSALS.

PROPOSAL 7
RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS
          UHY, and its predecessor UHY Mann Frankfort Stein & Lipp LLP, have served as our principal independent registered public accounting firm since the year ended December 31, 2005, after replacing Ernst & Young LLP. As a result of a competitive “request for proposal” process undertaken by the Audit Committee, we dismissed UHY as our independent registered public accounting firm and engaged KPMG LLP for the year ended December 31, 2011. The decision to change our independent registered accounting firm was made by the Audit Committee on March 14, 2011 and was subsequently ratified and approved by the Board of Directors on March 17, 2011. As a result, we are asking our stockholders to ratify the selection of KPMG LLP as our independent auditor. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.
          KPMG LLP will have representatives present at the Annual Meeting who will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
          UHY’s reports on the Company’s financial statements for the year ended December 31, 2010, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the year ended December 31, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of UHY, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.
          UHY also provided tax and other services to the Company in 2010 and 2009. Other services included costs related to financial accounting and reporting consultations.
          Audit fees billed for the last two years for professional services rendered by UHY, our principal accountant, are set forth on the table below:

	Year Ended December 31,
	2010	2009
Audit Fees(1)	$799,818	$956,445
Audit-Related Fees(2)	30,037	45,496
Tax Fees(3)	8,284	7,996
All Other Fees(4)	—	4,173

Total	$838,139	$1,014,110
          (1)Relates to services rendered in connection with auditing our annual consolidated financial statements and our internal controls over financial reporting for each applicable year and reviewing our quarterly financial statements. Also, includes services rendered in connection with statutory audits and financial statement audits of our subsidiaries and expenses.
          (2)Relates to employee benefit plan consultations, 401(k) plan audits, and due diligence procedures.
          (3)Relates to foreign tax compliance and consultation services.
          (4)Relates to financial accounting and reporting consultation.

          The Audit Committee approves all audit and tax services provided by our independent auditor prior to the engagement of the independent auditor with respect to such services. The Audit Committee’s pre-approval policy provides for pre-approval of specifically described audit related and other services by the Chairman of the Audit Committee with respect to the permitted services. None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.
Required Vote for Ratification of Our Independent Public Accountants
          Ratification of KPMG LLP as our registered independent public accounting firm will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. Broker non-votes will be counted as a “for” vote for this proposal. Abstentions will have the same effect as an “against” vote for this proposal.
BOARD RECOMMENDATION
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF KPMG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.
PROPOSALS BY STOCKHOLDERS AND STOCKHOLDER COMMUNICATIONS
          We anticipate that our 2012 Annual Meeting will be held in the first week of June 2012. Any stockholder wishing to present a proposal for consideration at the meeting must submit it so that notice will be received by us no earlier than close of business on February 9, 2012, and no later than the close of business on March 15, 2012. Such proposal must comply with the proxy rules promulgated by the SEC in order to be included in our proxy statement and form of proxy related to the meeting and should be sent to our Secretary at our principal executive offices at the address set forth on the cover of this Proxy Statement. If notice of any stockholder proposal not eligible for inclusion in our proxy statement and form of proxy is given to us after March 15, 2012, then proxy holders will be allowed to use their discretionary voting authority on such stockholder proposal when the matter is raised at such meeting. In no event will the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
          For more information regarding stockholder proposal deadlines, please see Section 1.13(a)(2) of our Bylaws.
          Except as described below, the Board does not have a formal process for stockholders or interested parties to send communications to the Board or non-management directors as a group. Due to the infrequency of stockholder or interested party communications to the Board, the Board does not believe that a formal process is necessary. The Board will review periodically whether a more formal policy should be adopted. Written communications to the Board may be sent to our executive offices at GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042, and we will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board. Director nominations and other matters a stockholder proposes for consideration at the meeting must be timely submitted, comply with the requirements set forth in our Bylaws, and be sent to the Secretary’s attention at our executive office address set forth above.
          The Board has established several methods of communicating concerns to our Board. Concerns regarding financial statements, accounting practices, or internal controls should be addressed to the Chairman of the Audit Committee, in care of the Secretary, GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042. Concerns regarding governance practices, ethics and code of conduct should be addressed to the Chairman of the Nominating & Governance Committee, in care of the Secretary, GulfMark Offshore, Inc., 10111 Richmond Avenue, Suite 340, Houston, Texas 77042. The interested party may alternatively anonymously submit such communications through the Global Compliance Online Reporting System. The Global Compliance Online Reporting System may be accessed on the internet at https://gulfmark.alertline.com. The interested party should click on “Submit a Complaint”, enter the number “6032” in the company ID block, and complete the rest of the form as appropriate. The communication process is also further detailed on our website, www.gulfmark.com, along with other of our corporate governance guidelines, and is available in print to any stockholder who requests it.
OTHER BUSINESS
          Neither the Board nor the Company know of any other business that will be brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of proxy to vote the shares covered thereby as, in their discretion, they may deem advisable.

By order of the Board of Directors
/s/ Richard M. Safier
Richard M. Safier
Secretary

Houston, Texas
Date: April 29, 2011

APPENDIX A
GULFMARK OFFSHORE, INC.
2011 Employee Stock Purchase Plan
SECTION 1. PURPOSE OF PLAN.
     The Board adopted the Plan effective as of July 1, 2011 to provide Eligible Employees with an opportunity to increase their interest in the success of GulfMark Offshore, Inc. (the “Company”) by purchasing Stock from the Company on favorable terms and paying for such purchases through regular payroll deductions. The Plan is intended to qualify for favorable tax treatment under § 423 of the Code.
SECTION 2. ADMINISTRATION OF PLAN.
     (a) Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more members of the Board, who shall be appointed by the Board.
     (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
SECTION 3. STOCK OFFERED UNDER PLAN.
     (a) Authorized Shares. The number of shares of Stock available for purchase under the Plan shall be 269,934 (subject to adjustment pursuant to Subsection (b) below).
     (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 1,000-share limitation described in Section 8(c), and the price of shares that any Participant has elected to purchase, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders, or any similar event.
     (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation, sale of assets, or other reorganization.

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SECTION 4. ENROLLMENT AND PARTICIPATION.
     (a) Offering Periods. Under the Plan, four Offering Periods shall commence in each calendar year, consisting of the three-month periods commencing on each January 1, April 1, July 1, and October 1, except that the Committee may determine that the first Offering Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the Committee.
     (b) Enrollment. In the case of any individual who qualifies as an Eligible Employee on the first day of any Offering Period, he or she may elect to become a Participant on such day by filing the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location at least five business days prior to such day.
     (c) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she:
     (i) Reaches the end of the Offering Period in which his or her employee contributions were discontinued under Sections 5(c) or 9(b);
     (ii) Withdraws from the Plan under Section 6(a); or
     (iii) Ceases to be an Eligible Employee.
A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in subsection (b) above.
SECTION 5. EMPLOYEE CONTRIBUTIONS.
     (a) Commencement of Payroll Deductions. A Participant may purchase shares of Stock under the Plan only by means of regular payroll deductions. Payroll deductions shall commence as soon as reasonably practicable after the Company has received the prescribed enrollment form.
     (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.
     (c) Reducing Withholding Rate or Discontinuing Payroll Deductions. If a Participant wishes to reduce his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate may be 0% or any whole percentage of the Participant’s Compensation, but not more than his or her old withholding rate. No Participant

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shall make more than one election under this subsection (c) during any Offering Period. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b)).
     (d) Increasing Withholding Rate. If a Participant wishes to increase his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate may be effective on the first day of any Offering Period, provided that the Participant has filed the enrollment form with the Company at the prescribed location at least five business days prior to the first day of such Offering Period. The new withholding rate may be any whole percentage of the Participant’s Compensation, but not less than 1% nor more than 15%. An increase in a Participant’s rate of payroll withholding may not take effect during an Offering Period.
SECTION 6. WITHDRAWAL FROM PLAN.
     (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location, at least five business days before the end of the Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
     (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant again until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 7. CHANGE IN EMPLOYMENT STATUS.
     (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer of employment from one Participating Company to another shall not be treated as a termination of employment.)
     (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, sick leave, or another bona fide leave of absence, as long as (except in the case of bona fide military leave) the leave was approved by the Company in writing. Employment, however, shall in any event be deemed to terminate when the approved leave ends or 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work, or unless the Participant immediately returns to work.
     (c) Death. In the event of the Participant’s death, the cash credited to his or her Plan Account and not yet used to purchase Stock shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

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SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.
     (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.
     (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the lower of:
     (i) 85% of the Fair Market Value of such share on the last trading day before the commencement of such Offering Period; or
     (ii) 85% of the Fair Market Value of such share on the last trading day in such Offering Period.
     (c) Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the resulting number of shares shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,000 shares of Stock with respect to any Offering Period. Purchases of Stock under the Plan shall also be limited to the extent necessary to avoid exceeding the limits set forth in Sections 3(a) and 9(b).
     (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 3, the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the number of shares that such Participant has elected to purchase, and the denominator of which is the number of shares that all Participants have elected to purchase.
     (e) Issuance of Stock. The shares of Stock purchased by a Participant under the Plan may be registered in the name of such Participant, or jointly in the name of such Participant and his or her spouse as joint tenants with the right of survivorship, or as community property (with or without the right of survivorship). The Committee may require that such shares must be held for the Participant’s benefit by a broker designated by the Committee until the expiration of the holding period described in § 423(a)(1) of the Code. (The preceding sentence shall apply whether or not the Participant is required to pay income tax in the United States.)
     (f) Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The

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Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.
     (g) Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of subsection (c) above, Section 3, or Section 9(b), shall be refunded to the Participant in cash, without interest.
     (h) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the Plan’s adoption.
SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.
     (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
     (i) Ownership of stock shall be determined after applying the attribution rules of § 424(d) of the Code;
     (ii) Each Participant shall be deemed to own any Stock that he or she has a right or option to purchase under this or any other plan; and
     (iii) Each Participant shall be deemed to have purchased 1,000 shares of Stock under this Plan with respect to each Offering Period.
     (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company). For purposes of this subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Stock purchased under employee stock purchase plans not described in §423 of the Code shall be disregarded. If a Participant is precluded by this subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 10. RIGHTS NOT TRANSFERABLE.
     The rights of any Participant under the Plan, or any Participant’s interest in any Stock before the Stock is purchased by the Participant or funds to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation

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of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11. NO ADDITIONAL EMPLOYMENT RIGHTS.
     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.
SECTION 12. NO RIGHTS AS A STOCKHOLDER.
     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.
SECTION 13. SECURITIES LAW REQUIREMENTS.
     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.
SECTION 14. AMENDMENT OR DISCONTINUANCE.
     (a) General Rule. The Board shall have the right to amend, suspend or terminate the Plan at any time, and no particular time or form of notice shall be required for such amendment, suspension, or termination to be effective. Except as provided in Section 3, any increase in the aggregate number of shares of Stock that may be issued under the Plan shall be subject to the approval of the Company’s stockholders. In addition, any other amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by any applicable law or regulation. The Plan shall terminate automatically 10 years after its adoption by the Board, unless (a) the Plan is extended by the Board and (b) the extension is approved within 12 months (either before or after the Board’s action) by a vote of the stockholders of the Company.
     (b) Impact on Purchase Price. This Subsection (b) shall apply in the event that (i) the Company’s stockholders during an Offering Period approve an increase in the number of shares of Stock that may be issued under Section 3 and (ii) the aggregate number of shares to be purchased at the close of such Offering Period exceeds the number of shares that remained available under Section 3 before such increase. In such event, the Purchase Price for each share of Stock purchased at the close of such Offering Period shall be the lower of:

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     (i) The higher of (A) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period or (B) 85% of the Fair Market Value of such share on the last trading day before the date when the Company’s stockholders approve such increase; or
     (ii) 85% of the Fair Market Value of such share on the last trading day in such Offering Period.
SECTION 15. “SUBPLANS” FOR FOREIGN EMPLOYEES.
     To the extent required or advisable to comply with any non-U. S. law (including non-U. S tax law), the Committee may modify the Plan’s terms for offerings to Eligible Employees who are residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)); provided, however, that no such modification shall result in any such Eligible Employee’s having any greater right or privilege under the Plan than any Eligible Employee who is not a resident of a foreign jurisdiction (but may provide for any such foreign resident’s having lesser rights or privileges). The Company shall endeavor to record the rules of any such subplans in written Appendixes to the Plan.
SECTION 16. DEFINITIONS.
     (a) “Board” means the Board of Directors of the Company, as constituted from time to time.
     (b) “Code” means the Internal Revenue Code of 1986, as amended.
     (c) “Committee” means a committee of the Board, as described in Section 2.
     (d) “Company” means Gulfmark Offshore, Inc., a Delaware corporation.
     (e) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under § 401(k) or § 125 of the Code. “Compensation” shall exclude all taxable non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. Where there is any doubt, the Committee shall determine whether a particular item is included in Compensation.
     (f) “Corporate Reorganization” means:
     (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or
     (ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

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     (g) “Eligible Employee” means any employee of a Participating Company who meets both of the following requirements:
     (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and
     (ii) He or she has been an employee of a Participating Company for not less than 30 days, or such other period not in excess of 24 months as the Committee may determine before the beginning of the applicable Offering Period.
     The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if he or she is a resident of a foreign jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) and his or her participation in the Plan is prohibited by the law of such foreign jurisdiction or if compliance with the laws of such foreign jurisdiction would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
     (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (i) “Fair Market Value” means the price at which Stock was last sold in the principal U.S. market for Stock on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If Stock is no longer traded on a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee’s determination shall be conclusive and binding on all persons.
     (j) “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).
     (k) “Participant” means an Eligible Employee who participates in the Plan, as provided in Section 4.
     (l) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company. The Company shall endeavor to maintain a current list of all Participating Companies as an Appendix to the Plan.
     (m) “Plan” means this Gulfmark Offshore, Inc. 2011 Employee Stock Purchase Plan, as it may be amended from time to time.
     (n) “Plan Account” means the account established for each Participant pursuant to Section 8(a).
     (o) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).
     (p) “Stock” means the Class A Common Stock, $.01 par value, of the Company.

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     (q) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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APPENDIX A
PARTICIPATING COMPANIES
GulfMark Offshore, Inc.
GulfMark Offshore N.S. Ltd.
Gulf Norge A.S.
GulfMark Americas, Inc.
Gulf Marine Do Brasil LTDA
Gulf Marine Far East Pte. Ltd.

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APPENDIX B
2011 NON-EMPLOYEE DIRECTOR SHARE INCENTIVE PLAN
     1. PURPOSE. The GulfMark Offshore Inc. 2011 Non-Employee Director Share Incentive Plan (the “Plan”) is intended (i) to provide incentives that will attract, retain, and motivate highly competent persons as non-employee directors of GULFMARK OFFSHORE, INC. (the “Company”), and (ii) to assist in aligning the interests of the Company’s non-employee directors with those of its other stockholders, by providing non-employee directors with awards of, and opportunities to acquire, shares of the Class A Common Stock, par value $0.01 per share, of the Company (“Common Stock”).
     2. ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company (the “Board”) or a committee appointed by the Board consisting of at least two non-employee members (and references herein to the Board shall be deemed to include references to any such committee, except as the context otherwise requires). The Board is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Restricted Stock Award or Stock Option granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Board shall be binding and conclusive on all participants and their legal representatives.
The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Company.
     3. PARTICIPANTS. Each member of the Board who is not a current employee of the Company or any subsidiary of the Company (a “Non-Employee Director”) shall be eligible to participate in the Plan.
     4. TYPE OF BENEFITS. Benefits under the Plan (a) shall be granted as Restricted Stock Awards and (b) if the Board so elects, in its discretion, may be granted as Stock Options. Such awards may be evidenced by agreements (which need not be identical) in such forms as the Board may from time to time approve; provided, however, that in the event of any conflict between the provisions of this Plan and any such agreement, the provisions of this Plan shall prevail.
     5. COMMON STOCK AVAILABLE UNDER THE PLAN.
          (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 8 hereof, the maximum number of shares of Common Stock that may be delivered to Non-Employee Directors and their beneficiaries under the Plan

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shall be 150,000 shares of Common Stock, which may be authorized and unissued or treasury shares. Any shares of Common Stock covered by a Stock Option granted under the Plan that is forfeited, is cancelled, or expires, and any shares of Common Stock attributable to an Unvested Restricted Stock Award that are forfeited, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.
          (b) If any Stock Option is exercised by tendering shares of Common Stock to the Company as full or partial payment in connection with the exercise of a Stock Option under the Plan, only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.
     6. STOCK OPTIONS.
          (a) GRANT. On the date of each Annual Meeting of Stockholders of the Company during the term of the Plan commencing with the 2011 Annual Meeting of Stockholders, each Non-Employee Director in office immediately following such Annual Meeting may be granted a stock option to purchase up to 6,000 shares of Common Stock (subject to adjustments made in accordance with Section 8 hereof) (a “Stock Option”), the actual amount to be determined by the Board. Stock Options are not intended to constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Any Non-Employee Director entitled to receive Stock Options pursuant to the Plan may elect to decline such Stock Options.
          (b) EXERCISE PRICE. Each Stock Option granted hereunder shall have a per-share exercise price equal to the Fair Market Value (as defined in Section 12 hereof) of a share of Common Stock on the date of grant (subject to adjustments made in accordance with Section 8 hereof).
          (c) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Board, by the delivery of shares of Common Stock then owned by the Non-Employee Director (to be valued at their Fair Market Value on the date of exercise) by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. The Board may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Non-Employee Director, providing the Company with a notarized statement attesting to the number of shares owned, in which case upon verification by the Company, the Company would issue to the Non-Employee Director only the number of incremental shares to which the Non-Employee Director is entitled upon exercise of the Stock Option. In determining which methods a Non-Employee Director may utilize to pay the exercise price, the Board may consider such factors as it determines are appropriate.

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          (d) EXERCISE PERIOD.
               (i) GENERAL. Each Stock Option granted to a Non-Employee Director hereunder shall become exercisable at any time following the earlier to occur of (a) the first anniversary of the date of grant or (b) the date of the first annual meeting of the stockholders of the Company that occurs after the date of grant, provided that the Non-Employee Director continues to serve as a director of the Company on such date; provided, however, that any such Stock Option granted to a Non-Employee Director shall become immediately exercisable in the event of (A) a Change in Control of the Company (as defined in Section 8(b) hereof), as and to the extent provided in Section 8(b) hereof, (B) the termination of the service of a Non-Employee Director as a director as a result of disability (as defined in Section 22(e)(3) of the Code), or (C) the death of the Non-Employee Director. Each Stock Option shall terminate on the tenth anniversary of the date of grant unless terminated earlier pursuant to the Plan or later pursuant to Section 6(d)(iii) hereof.
               (ii) TERMINATION OF DIRECTORSHIP. If a Non-Employee Director’s service as a director of the Company is terminated, any Stock Option previously granted to such Non-Employee Director shall, to the extent then exercisable but not theretofore exercised, terminate and become null and void; provided, however, that, if the service of a Non-Employee Director holding an outstanding Stock Option is terminated by reason of (A) such a Non-Employee Director’s disability (as defined in Section 22(e)(3) of the Code) or death, or (B) the failure of such Non-Employee Director to be either nominated for re-election by the Company when he or she is otherwise eligible to serve as a Non-Employee Director, or to be re-elected by Stockholders following nomination by the Company, such Stock Option shall, to the extent that the tenth anniversary of the date of grant has not yet occurred, remain exercisable at any time up to and including three months after the date of such termination of service, and up to and including one year after the date of termination of service in the case of termination by reason of disability or death.
               (iii) EXTENSION OF TERM. The term of exercise of any outstanding Stock Option held by a former Non-Employee Director whose service as a director terminated on account of disability (as defined in Section 22(e)(3) of the Code) or on account of the failure of such former Non-Employee Director to be either nominated for re-election by the Company when he or she is otherwise eligible to serve as a Non-Employee Director, or to be re-elected by Stockholders following nomination by the Company, and that have a remaining term of less than one (1) year on the date of such Non-Employee Director’s death shall automatically be extended to the earlier of the first anniversary of the date of death or the tenth anniversary of the date of grant.
     7. RESTRICTED STOCK AWARDS FOR NON-EMPLOYEE DIRECTORS.
          (a) Each Non-Employee Director who is appointed by the Board of Directors or first elected as a director of the Company at the Annual Meeting referred to in

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Section 7(b) below shall receive a Restricted Stock Award in a number of shares equal to $160,000 divided by the Fair Market Value of a share of Common Stock on the grant date of the Restricted Stock Award.
          (b) Except as provided in subsection (a) above, on the date of each Annual Meeting of Stockholders of the Company during the term of the Plan, each Non-Employee Director in office immediately following such Annual Meeting shall receive a restricted stock award of Common Stock (a “Restricted Stock Award”) in a number of shares equal to $100,000 divided by the Fair Market Value of a share of Common Stock on the grant date of the Restricted Stock Award.
          (c) Except as provided in Section 7(d) or (e), shares of Common Stock attributable to Restricted Stock Awards granted under this Section 7 shall be forfeited by the Non-Employee Director if his or her service as a director of the Company terminates for any reason before the first anniversary of the Restricted Stock Award’s grant date (the “Vesting Date”). The Non-Employee Director shall promptly return to the Company, without compensation, any shares of Common Stock forfeited under this Section 7(c). (Restricted Stock Awards whose shares are subject to forfeiture under this Section 7(c) shall be referred to in this Plan as “Unvested Restricted Stock Awards”).
          (d) In the event of the death or disability (as defined in Section 22(e)(3) of the Code) of a Non-Employee Director, all Unvested Restricted Stock Awards of the Non-Employee Director shall immediately vest and all restrictions thereon and on the shares attributable to them, including the risk of forfeiture with respect to such shares, shall lapse.
          (e) In the event a Non-Employee Director’s service terminates due to the failure of the Company to nominate the Non-Employee Director for re-election or the failure of such Non-Employee Director to be re-elected by the Stockholders following nomination by the Company and the Non-Employee Director completes his elected or appointed term of service, all Unvested Restricted Stock Awards shall vest and all restrictions on the shares attributable to such Restricted Stock Award, including the risk of forfeiture with respect to such shares, shall lapse immediately prior to the adjournment of the Annual Meeting of Stockholders of the Company at which such Non-Employee Director was not re-elected.
     8. ADJUSTMENT PROVISIONS — CHANGE IN CONTROL.
          (a) If there shall be any change in the Common Stock, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Restricted Stock Award (including any Unvested Restricted Stock Award) such that each such Stock Option and Restricted Stock Award shall thereafter be exercisable or vested and deliverable for such property as would have been received in respect of the

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Common Stock subject to such Stock Option and Restricted Stock Award had such Stock Option and Restricted Stock Award been exercised or vested and delivered in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of a Non-Employee Director’s rights under the Plan, the Board will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Stock Option and Restricted Stock Awards (including Unvested Restricted Stock Awards), and the exercise price applicable to outstanding Stock Options.
          (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options shall immediately become exercisable and all shares attributable to Unvested Restricted Stock Awards shall immediately become vested, as the case may be. For purposes of this Section 8(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:
               (i) Change in Board Composition. Individuals who constitute the members of the Board as of the date hereof (the “Incumbent Directors”) cease for any reason to constitute at least a majority of members of the Board; provided that any individual becoming a director of the Company subsequent to the date hereof shall be considered an Incumbent Director if such individual’s appointment, election or nomination was approved by a vote of at least 50% of the Incumbent Directors; provided further that any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or contests by or on behalf of a “person” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;
               (ii) Business Combination. Consummation of (i) a reorganization, merger, consolidation, share exchange or other business combination involving the Company or any of its subsidiaries or the disposition of all or substantially all the assets of the Company, whether in one or a series of related transactions, or (ii) the acquisition of assets or stock of another entity by the Company (either, a “Business Combination”), excluding, however, any Business Combination pursuant to which: (A) individuals who were the “beneficial owners” (as such term is defined in Rule 13d-3 under the Exchange Act), respectively, of the then outstanding shares of common stock of the Company (the “Outstanding Stock”) and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the “Outstanding Company Voting Securities”) immediately prior to such Business Combination beneficially own, upon consummation of such Business Combination, directly or indirectly, more than 50% of the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) and more

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than 50% of the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation) of the Surviving Corporation (as defined below) in substantially the same proportions as their ownership of the Outstanding Stock and Outstanding Company Voting Securities, immediately prior to the consummation of such Business Combination (that is, excluding any outstanding voting securities of the Surviving Corporation that such beneficial owners hold immediately following the consummation of the Business Combination as a result of their ownership prior to such consummation of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company); (B) no person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company) or group (as such term is defined in Rule 13d-3 under the Exchange Act) becomes the beneficial owner of 20% or more of either (x) the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) of the Surviving Corporation, or (y) the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation); and (C) individuals who were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination constitute at least a majority of the members of the board of directors (or of any similar governing body in the case of an entity other than a corporation) of the Surviving Corporation; where for purposes of this subsection (b), the term “Surviving Corporation” means the entity resulting from a Business Combination or, if such entity is a direct or indirect subsidiary of another entity, the entity that is the ultimate parent of the entity resulting from such Business Combination;
               (iii) Stock Acquisition. Any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company) or group becomes the beneficial owner of 20% or more of either (x) the Outstanding Stock or (y) the Outstanding Company Voting Securities; provided, however, that for purposes of this subsection (iii), no Change in Control shall be deemed to have occurred as a result of any acquisition directly from the Company; or
               (iv) Liquidation. Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (or, if no such approval is required, the consummation of such a liquidation or dissolution);
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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          (c) The Board, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option, such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction constituting the Change in Control) or in a combination thereof, as the Board, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.
     9. NONTRANSFERABILITY. Neither any Stock Option nor any Shares of Common Stock attributable to an Unvested Restricted Stock Award shall be transferable and Stock Options shall be exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director; provided, however, a Stock Option may be transferred by the Non-Employee Director’s will or by the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Board, an award of a Stock Option may permit the transferability of any such Stock Option by any Non-Employee Director solely to the Non-Employee Director’s spouse, siblings, parents, children and/or grandchildren, or to trusts for the benefit of such persons, or to partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Stock Option.
     10. OTHER PROVISIONS. Any award under the Plan may be subject to such other provisions (whether or not applicable to an award granted to any other Non-Employee Director) as the Board determines appropriate.
     11. ISSUANCE OF STOCK CERTIFICATES AND RELATED MATTERS. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as the Board, in its sole discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) implement the provisions of the Plan and any agreement between the Company and the Non-Employee Director. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Common Stock under the Plan unless such delivery would comply with all applicable laws (including, without limitation the Securities Act), and the applicable requirements of any securities exchange or similar entity.
     12. FAIR MARKET VALUE. For purposes of this Plan, Fair Market Value means (i) during such time as the Common Stock is listed upon the New York Stock

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Exchange or any other exchange, the closing price of the Common Stock as reported by such stock exchange on the day for which such value is to be determined or, if no sale of the Common Stock shall have been made on any such stock exchange that day, on the next preceding day on which there was a sale of such Common Stock, or (ii) during any such time as the Common Stock is not listed upon an established stock exchange, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.
     13. TENURE. A Non-Employee Director’s right, if any, to continue to serve as a director of the Company or any of its subsidiaries or affiliates shall not be enlarged or otherwise affected by his or her designation as a participant under this Plan.
     14. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
     15. AMENDMENT AND TERMINATION. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no amendment shall have a material adverse effect on an outstanding Stock Option or Unvested Restricted Stock Award without the consent of the holder. No amendment of the Plan may be made without approval of the stockholders of the Company if required by applicable law or by any listing agreement to which the Company is a party with a national securities exchange or other market system.
     16. GOVERNING LAW. This Plan, any Restricted Stock Award and any Stock Option granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
     17. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan shall be effective upon its adoption by the Board on March 17, 2011, but only if the Plan is approved by a vote of the stockholders of the Company at the Company’s 2011 Annual Meeting of Stockholders (the “Effective Date”). If the Plan is not approved by the Company’s stockholders at the 2011 Annual Meeting of Stockholders, the Plan shall be of no force or effect. If the Plan is approved by the Company’s stockholders at the Company’s 2011 Annual Meeting of Stockholders, then it shall terminate automatically with respect to any new grants of Stock Options or Restricted Stock Awards immediately following the Restricted Stock Awards and any awards of Stock Options granted on the date of the Company’s 2020 Annual Meeting of Stockholders (the “Termination Date”), unless the Plan has been terminated sooner in accordance with its terms. The Plan shall remain in existence with respect to outstanding Stock Options and Restricted Stock Awards as long as any Stock Option, Restricted Stock Award, or share of Common Stock

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attributable to a Stock Option or Restricted Stock Award remains outstanding and subject to any requirement of the Plan.
     18. SECTION 409A. Awards under this Plan must, by the Plan’s terms, be structured, and shall be administered, in such a way that they are exempt from the application of the requirements of section 409A of the Code (“Section 409A”).

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APPENDIX C
GULFMARK OFFSHORE, INC.
DEFERRED COMPENSATION PLAN

GULFMARK OFFSHORE, INC.
DEFERRED COMPENSATION PLAN

-i-

TABLE OF CONTENTS
(continued)

-ii-

TABLE OF CONTENTS
(continued)

-iii-

GULFMARK OFFSHORE, INC.
DEFERRED COMPENSATION PLAN
ARTICLE I
DEFINITIONS AND CONSTRUCTION
     1.01 Definitions. The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.
     “Account(s)” means all ledger accounts pertaining to a Participant or former Participant which are maintained by the Committee or Plan recordkeeper to reflect the Company’s obligation to the Participant or former Participant under the Plan. The Committee or Plan recordkeeper shall establish the following subaccounts and any additional subaccounts that the Committee considers necessary to reflect the entire interest of the Participant or former Participant under the Plan. Each of the subaccounts listed below and any additional subaccounts established by the Committee shall reflect credits and debits made to such subaccounts for earnings, losses, distributions and forfeitures.
     (a) Participant Deferral Account — the Participant’s or former Participant’s deferrals, if any, made pursuant to Section 3.01.
     (b) Company Matching Deferral Account — the credits on behalf of a Participant or former Participant made pursuant to Section 4.01.
     (c) Company Discretionary Deferral Account — the credits on behalf of a Participant or former Participant, if any, made pursuant to Section 4.02.
     The Committee or Plan recordkeeper shall also maintain records that reflect a Participant’s or former Participant’s Grandfathered Amounts.
     “Affiliate” means any entity which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code, or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), or which is a member of an affiliated service group (within the meaning of section 414(m) of the Code), with the Sponsor.
     “Annual Incentive Plan” means the GulfMark Offshore, Inc. Incentive Compensation Plan, as amended from time to time, or any successor annual bonus program.
     “Base Salary” means a Participant’s base salary including any portion thereof that such Participant could have received in cash in lieu of (a) Participant Deferrals pursuant to Section 3.01 or (b) elective contributions made on his behalf by the Company pursuant to a qualified cash or deferred arrangement described in section 401(k) of the

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Code and any elective contributions under a cafeteria plan described in section 125 of the Code.
     “Board” means the Board of Directors of the Sponsor.
     “Bonus” means a Participant’s annual incentive bonus earned under the Annual Incentive Plan for services rendered or labor performed by him during the applicable Plan Year. A Participant’s Bonus shall be determined by including any portion thereof that such Employee could have received in cash in lieu of (a) any Participant Deferrals pursuant to Section 3.01 or (b) elective contributions made on his behalf by the Company pursuant to a qualified cash or deferred arrangement (as defined in section 401(k) of the Code) or pursuant to a plan maintained under section 125 of the Code.
     “Change in Control Event” means the occurrence of a “change in control event” within the meaning of Department of Treasury Regulation Section 1.409A-3(j)(5) with respect to GulfMark Offshore, Inc.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Committee” means the committee appointed by the Board to administer the Plan.
     “Company” means the Sponsor or an Employer.
     “Company Common Stock” means the Class A Common Stock of the Sponsor.
     “Company Deferrals” means, collectively or individually, any of the deferrals made by the Company pursuant to Sections 4.01 and 4.02.
     “Company Discretionary Deferrals” means credits, if any, to a Participant’s Account pursuant to Section 4.02.
     “Company Matching Deferrals” means credits to a Participant’s Account pursuant to Section 4.01.
     “Director’s Fees” means the total cash fees and retainers paid to a Non-Employee Director for serving on the Board and any committee of the Board.
     “Disability” means either (1) the inability of the Participant or former Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the receipt of income replacement benefits by the Participant or former Participant under an accident or health plan covering employees of the Company for a period of not less than three months by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. The existence of a Disability shall be determined by the Committee in its sole discretion.

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     “Domestic Relations Order” has the meaning ascribed to that term in section 414(p) of the Code.
     “Elected Qualifying Distribution Event” means a distribution event described in Section 3.06(b) to the extent that the Participant has elected that some or all of his Vested Interest in his Account will be paid due to the occurrence of such event.
     “Eligible Employee” means any individual who is employed by the Company on the active payroll and who is a member of a select group of management or a highly compensated employee, as determined by the Committee in its sole discretion.
     “Employer” means any Affiliate that adopts the Plan pursuant to the provisions of Article XII.
     “Entry Date” means the first day of each Plan Year.
     “FICA” means the Federal Insurance Contributions Act.
     “Fixed Date” means a specified calendar date.
     “Fixed Interest Rate” means the rate of interest specified by the Board. Until the Board of Directors prospectively specifies a different rate of interest, the “Fixed Interest Rate” shall be the United States Prime Rate as listed in the Eastern print edition of the Wall Street Journal as of the date of the crediting of the deemed earnings under the Plan, plus two percentage points.
     “Grandfathered Amounts” means amounts credited under the Plan that were earned and vested as of December 31, 2004 within the meaning of Section 409A, and earnings and losses thereon.
     “Non-Employee Director” means a non-employee director of the Sponsor.
     “Normal Retirement Age” means the Participant’s or former Participant’s (1) attainment of age 55 and completion of five Years of Service or (2) attainment of age 65.
     “Participant” means each Eligible Employee who has met the eligibility requirements for participation in the Plan specified in Article II.
     “Participant Deferral” means any deferral made by a Participant pursuant to Section 3.01.
     “Pay” means, in the case of a Participant who is an Eligible Employee, the sum of the Participant’s Base Salary and Bonus. “Pay” means, in the case of a Participant who is a Non-Employee Director, the Participant’s Directors’ Fees.
     “Plan” means the GulfMark Offshore, Inc. Deferred Compensation Plan, as amended from time to time.

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     “Plan Year” means the twelve-consecutive month period commencing January 1 of each year.
     “Qualifying Distribution Event” means a distribution event described in Section 3.06(b).
     “Reference Investment Alternatives” means the reference investment alternatives designated from time to time for the deemed investment of Accounts pursuant to Article VI.
     “Section 409A” means section 409A of the Code and the Department of Treasury rules and regulations issued thereunder.
     “Seniority Date” means the date on which the Participant or former Participant has both attained the age of 55 and has completed five Years of Service.
     “Separation From Service” has the meaning ascribed to that term in Section 409A.
     “Specified Employee” has the meaning ascribed to that term in Section 409A. In accordance with Section 409A, the determination of whether an individual is a Specified Employee is made as of the date of the individual’s Separation From Service.
     “Sponsor” means GulfMark Offshore, Inc., a Delaware corporation or its successor by merger or otherwise.
     “Termination of Employment” means, with respect to each Participant or former Participant other than a Non-Employee Director, the termination of such Participant’s or former Participant’s employment with the Company and all Affiliates for any reason whatsoever. “Termination of Employment” means, with respect to each Participant or former Participant who is a Non-Employee Director, the cessation of such Participant’s or former Participant’s serving on the Board for any reason whatsoever.
     “Trust” means the trust, if any, established under the Trust Agreement.
     “Trust Agreement” means the agreement, if any, entered into between the Company and the Trustee pursuant to Article XIII, as amended from time to time.
     “Trust Fund” means the funds and properties, if any, held pursuant to the provisions of the Trust Agreement, together with all income, profits, and increments thereto.
     “Trustee” means the trustee or trustees qualified and acting under the Trust Agreement at any time.
     “Vested Interest” means the portion of a Participant’s or former Participant’s Accounts which, pursuant to the Plan, is nonforfeitable.

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     “Year of Service” means for purposes of the Plan, in the case of a Participant other than a Non-Employee Director, a period of 365 days of service with the Company and its Affiliates, commencing on the Participant’s date of hire. as an employee. “Year of Service” means for purposes of the Plan, in the case of a Participant who is a Non-Employee Director, a period of 365 days of service on the Board as a Non-Employee Director.
     1.02 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.
     1.03 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.
ARTICLE II
PARTICIPATION
     2.01     Eligibility. Each Eligible Employee shall be eligible to become a Participant for a Plan Year by electing to make Participant Deferrals pursuant to Section 3.01. Notwithstanding any other provision of the Plan, in the case of an Eligible Employee who is not a Participant on the date of the adoption of this Agreement, such person shall not be eligible to participate in the Plan until the Committee selects him or her for participation in the Plan.
     Each Non-Employee Director shall be eligible to become a Participant for a Plan Year by electing to make Participant Deferrals pursuant to Section 3.01. Any Non-Employee Director may elect to make Participant Deferrals beginning on an ensuing Entry Date by effecting, prior to such Entry Date and within the time period prescribed by the Committee, the Participant Deferral election in the form prescribed by the Committee.
     2.02 Commencement of Participation. Prior to each Entry Date, the Committee shall notify those Eligible Employees who are determined by the Committee to be eligible to participate in the Plan as of such Entry Date. Any such Eligible Employee may elect to make Participant Deferrals beginning on such Entry Date by effecting, prior to such Entry Date and within the time period prescribed by the Committee, the Participant Deferral election in the form prescribed by the Committee. Notwithstanding the foregoing, an Eligible Employee who first becomes an Eligible Employee on a date other than the first day of a Plan Year may elect to make Participant Deferrals commencing on the date the Committee selects him for participation in the Plan by effecting, prior to or within 30 days after the date he first becomes eligible to participate and within the time period prescribed by the Committee, the Participant Deferral election in the form prescribed by the Committee. Any Non-Employee Director may elect to make Participant Deferrals beginning on an ensuing Entry Date by effecting, prior to such Entry Date and within the time period prescribed by the Committee, the Participant Deferral election in the form prescribed by the Committee. Notwithstanding the foregoing, a Non-Employee Director who first becomes a Non-Employee Director on a date other than the first day of a Plan Year may elect to make Participant Deferrals commencing on the date he first becomes a Non-

5

Employee Director by effecting, prior to or within 30 days after the date he first becomes eligible to participate and within the time period prescribed by the Committee, the Participant Deferral election in the form prescribed by the Committee.
     2.03 Cessation of Participation Upon Committee Determination. Notwithstanding any provision herein to the contrary, the Committee may determine that an Eligible Employee who has become a Participant of the Plan shall cease to be entitled to make Participant Deferrals hereunder or receive credits under Article IV effective as of the first day of the Plan Year that commences subsequent to the determination. Any such Committee determination shall be communicated to the affected individual prior to the effective date of such action. Any such Eligible Employee may again become entitled to make Participant Deferrals hereunder and to receive credits under Article IV beginning on any subsequent Entry Date selected by the Committee in its sole discretion.
ARTICLE III
PARTICIPANT DEFERRALS
     3.01 Amount of Participant Deferrals. A Participant who is an Eligible Employee and who meets the eligibility requirements of Article II may, prior to the applicable Plan Year:
     (a) elect to defer an integral percentage of from 1% to 50% of his Base Salary for the Plan Year; and/or
     (b) elect to defer an integral percentage of from 1% to 100% of his Bonus earned during the Plan Year.
     Notwithstanding the foregoing, with respect to an Eligible Employee who first becomes a Participant on a date other than an Entry Date, any such Participant Deferrals pursuant to Section 3.01(a) for such Plan Year shall apply only for the portion of such Plan Year commencing with the date he first becomes a Participant and ending on the last day of such Plan Year. An Eligible Employee who first becomes a Participant during a Plan Year may not elect to defer any portion of his Bonus earned during such Plan Year.
     A Participant who is a Non-Employee Director may, prior to the applicable Plan Year, elect to defer an integral percentage of from 5 to 100% of his Director’s Fees for the Plan Year. Notwithstanding the foregoing, with respect to a Non-Employee Director who first becomes a Participant on a date other than an Entry Date, any such Participant Deferrals pursuant to Section 3.01 for such Plan Year shall apply only for the portion of such Plan Year commencing with the date he first makes a Participant Deferral election and ending on the last day of such Plan Year.
     3.02 Participant Deferral Elections. Pay for a Plan Year that is not deferred pursuant to an election under Section 3.01 shall be received by such Participant in cash. A Participant’s election to defer an amount of his Pay pursuant to this Section shall be made by effecting, in the form prescribed by the Committee, a Participant Deferral election pursuant to which the Participant authorizes the Company to reduce his Pay in the elected amount and the Company, in consideration thereof, agrees to credit an equal amount to his Participant Deferral Account

6

maintained under the Plan. The reduction in a Participant’s Pay pursuant to his Participant Deferral election shall be effected by Pay reductions each payroll period as determined by the Committee following the effective date of such election. Participant Deferrals made by a Participant shall be credited to his Participant Deferral Account as of a date determined in accordance with procedures established from time to time by the Committee; provided, however, that such Participant Deferrals shall be credited to his Participant Deferral Account no later than 30 days after the date upon which the Pay deferred would have been received by such Participant in cash had he not elected to defer such amount pursuant to Section 3.01.
     3.03 Period of Effectiveness of Participant Deferral Elections. A Participant Deferral election pursuant to Section 3.01 shall become effective as of the Entry Date (or later initial eligibility date, if applicable) which is on or after the date the election is effected by the Participant. With respect to an Eligible Employee who first becomes a Participant on other than an Entry Date, any such Participant Deferrals pursuant to Section 3.01(a) shall apply only to Base Salary earned during such Plan Year commencing after his deferral election for such Plan Year. A Participant Deferral election pursuant to Section 3.01(b) shall become effective as of the first day of the Plan Year following the date the election is effected by the Participant. A Participant Deferral election shall remain in force and effect for the entire (or partial, if applicable) Plan Year to which such election relates. A Participant Deferral election shall be made for each Plan Year, or partial Plan Year, in which the Participant is eligible to participate.
     3.04 Changes to Participant Deferral Election. A Participant who makes a Participant Deferral election may change his election for future Participant Deferrals, as of the Entry Date of any subsequent Plan Year, by effecting such change in the annual election prior to the Entry Date of such Plan Year, in the form and within the time period prescribed by the Committee. Any such change shall be effective as of the Entry Date of such Plan Year.
     3.05 Cancellation of Participant Deferral Election. A Participant who has made a Participant Deferral election may cancel his election for future Participant Deferrals, as of the Entry Date of any subsequent Plan Year, by effecting such cancellation in the annual election prior to the Entry Date of such Plan Year, in the form and within the time period prescribed by the Committee. Any such change shall be effective as of the Entry Date of such Plan Year. A Participant who so cancels his Participant Deferral election may again make a new Participant Deferral election for a subsequent Plan Year, if he satisfies the eligibility requirements set forth in Article II, by effecting a new Participant Deferral election prior to the Entry Date of such Plan Year, in the form and within the time period prescribed by the Committee.
     3.06 Time and Form of Payment Specified in Participant Deferral Election.
     (a) General. A Participant Deferral election made under Section 3.01 shall indicate the applicable time and form of payment, as provided in this Section 3.06 for the Pay deferred under the election for such Plan Year and the net income (or net loss) allocated with respect thereto. Except as otherwise specified in the Participant’s Participant Deferral election, such time and form of payment election for such Plan Year shall also apply to any Company Deferrals for such Plan Year and the earnings and losses allocated with respect thereto. Each Participant’s Accounts shall be divided into subaccounts to reflect the Participant’s various elections respecting time and form of payment. Notwithstanding the foregoing, with respect to the portion

7

of a Participant’s Account attributable to Grandfathered Amounts, such portion shall be allocated to a subaccount which shall be payable at the time and in the form provided under the Plan as in effect immediately prior to January 1, 2005 and the Participant’s distribution elections with respect to such Grandfathered Amounts. The Committee is authorized to establish written guidelines concerning limitations on the number of subaccounts respecting time and form of payment that may be maintained under the Plan for any given Participant. Any such written guidelines shall be deemed to be incorporated by reference in the Plan. Once an election as to time and form of payment has been made for a Plan Year, the election may not be changed by the Participant or former Participant except as specified in Sections 3.07 and 3.08.
     (b) Distribution Events. In accordance with procedures established by the Committee, a Participant may elect to have specified portions of his Vested Interest in his Account balance paid or commence to be paid upon the earliest to occur of (1) his Separation From Service other than by reason of his death, (2) a specified date, (3) the occurrence of his Disability, (4) his death or (5) the occurrence of a Change in Control Event.
     A Participant must specify whether a portion of his Plan benefit will generally be payable upon his Separation From Service or rather will be payable at a specified time.
     (c) Payments Upon Separation From Service Other Than Due to Change in Control Event. In accordance with procedures established by the Committee, a Participant may specify that a designated portion of his Plan benefit will be paid due to his Separation From Service. If a Participant elects that a designated portion of his Plan benefit will be paid upon his Separation From Service and he incurs a Separation From Service prior to his Seniority Date, subject to Sections 3.06(f), 3.06(g) and 3.06(h), the Participant’s Vested Interest in such portion of his Plan benefit will be paid in the form of a single sum as soon as reasonably practical after he occurs a Separation From Service if he is not a Specified Employee or on the date that is the First day of the seventh month following his Separation From Service if he is a Specified Employee. If a Participant elects that a designated portion of his Plan benefit will be paid upon his Separation From Service and he incurs a Separation From Service on or after his Seniority Date, subject to Sections 3.06(f), 3.06(g) and 3.06(h), his Vested Interest in such portion of his Plan benefit will be paid in the form of a single sum or in a designated number of annual installments not in excess of ten, as selected by the Participant. Such payment(s) will be made or will commence on the date as soon as reasonably practical after the Participant incurs a Separation From Service if he is not a Specified Employee or on the date that is the first day of the seventh month following the date of his Separation From Service if he is a Specified Employee. Notwithstanding the foregoing, if following the Participant’s Separation From Service the Participant dies, the Participant’s Vested Interest in the remaining Plan benefits that were to have been distributed to him due to his Separation From Service will be paid to his Beneficiary in the form of a single sum as soon as reasonably practical after the Participant’s death.
     (d) Payments Upon a Fixed Date. In accordance with procedures established by the Committee, a Participant may specify that a designated portion of his Vested Interest in his Plan benefit will be paid or commence to be paid upon a Fixed Date. If a Participant elects that a designated portion of his Plan benefit will be paid or commence to be paid upon a Fixed Date, subject to Sections 3.06(f), 3.06(g) and 3.06(h), his Vested Interest in such portion of his Plan

8

benefit will be paid in the form of a single sum or in a designated number of annual installments not in excess of five, as selected by the Participant. If such payments are to be made in installments, payments subsequent to the initial installment payment will be made on the anniversaries of the date the initial installment payment is scheduled to be paid. The specified time of payment must be at least two years from the date of the deferral election and may not be later than the date on which the Participant will attain (or would attain if he survived) the age of 65. If on the date(s) of such payment(s) to the Participant he has not attained a 100 percent Vested Interest in the amounts subject to the payment election, the remaining amount, to the extent that the Participant subsequently attains a Vested Interest therein, will be paid in a single sum on the date of the Participant’s Separation From Service if he is not a Specified Employee or on the date that is six months following his Separation From Service if he is a Specified Employee.
     (e) Payments Upon Separation From Service Due to a Change in Control Event. If a Participant elects that a designated portion of his Plan benefit will be paid upon his Separation From Service and he incurs a Separation From Service on or after his Seniority Date, subject to Sections 3.06(f), 3.06(g) and 3.06(h), his Vested Interest in such portion of his Plan benefit will be paid in the form of a single sum or in a designated number of annual installments not in excess of ten, as selected by the Participant. Such payment(s) will be made or will commence on the date on which the Participant incurs a Separation From Service if he is not a Specified Employee or on the date that is the first day of the seventh month following the date of his Separation From Service if he is a Specified Employee. Notwithstanding the foregoing, if following the Participant’s Separation From Service the Participant dies, the Participant’s Vested Interest in the remaining Plan benefits that were to have been distributed to him due to his Separation From Service will be paid to his Beneficiary in the form of a single sum as soon as reasonably practical after the Participant’s death.
     (f) Payments Upon Change in Control Event. In accordance with procedures established by the Committee, upon his initial enrollment in the Plan a Participant may elect that his applicable Vested Interest in the Participant’s Account will be distributed due to the occurrence of a Change in Control Event if the Change in Control Event occurs before (1) the Participant has incurred a Separation From Service (to the extent that the Participant elected that his Vested Interest would be distributed due to his Separation From Service), (2) the Participant has incurred a Disability (to the extent that the Participant elected that his Vested Interest would be distributed due to his Disability), (3) the death of the Participant and (4) the Fixed Date specified by the Participant for the initial payment or commencement of payment of the benefits (to the extent that the Participant elected that his Vested Interest would be distributed on a Fixed Date or dates). For purposes of this Section 3.06(f), the “applicable Vested Interest in the Participant’s Account” is that portion of the Participant’s Vested Interest in his Account with respect to which an Elected Qualifying Distribution Event has not occurred prior to the occurrence of a Change in Control Event. A distribution due to the occurrence of a Change in Control Event will be paid in the form of a single sum on the date on which the Change in Control Event occurs.

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     (g) Payments Upon Disability. In accordance with procedures established by the Committee, upon his initial enrollment in the Plan a Participant may elect that the applicable Vested Interest in the Participant’s Account will be distributed due to his Disability if such Disability occurs before (1) the Participant has otherwise incurred a Separation From Service (to the extent that the Participant elected that his Vested Interest would be distributed due to his Separation From Service), (2) the occurrence of a Change in Control Event (to the extent that the Participant elected that his Vested Interest would be distributed due to the occurrence of a Change in Control Event), (3) the death of the Participant (to the extent that the Participant elected that his Vested Interest would be distributed due to his death) and (4) the Fixed Date specified by the Participant for the initial payment or commencement of payment of the benefits (to the extent that the Participant elected that his Vested Interest in his Account would be distributed on a Fixed Date or a Fixed Date and anniversaries thereof). For purposes of this Section 3.06(g), the “applicable Vested Interest in the Participant’s Account” is that portion of the Participant’s Vested Interest in his Account with respect to which an Elected Qualifying Distribution Event has not occurred prior to the Participant’s incurring a Disability. A distribution due to the Disability of the Participant will be paid in the form of a single sum or in a designated number of annual installments not in excess of ten, as selected by the Participant. Such payment(s) will be made or will commence as soon as reasonably practicable after the date on which the Committee has determined that the Participant has incurred a Disability. Notwithstanding the foregoing, if following the date on which the Participant incurs a Disability the Participant dies, the Participant’s Vested Interest in the remaining Plan benefits that were to have been distributed to him due to his Disability will be paid to his Beneficiary in the form of a single sum as soon as reasonably practicable after his death.
     (h) Payments Upon Death Prior to Separation From Service. In accordance with procedures established by the Committee, a Participant may elect that if the Participant dies before he has otherwise incurred an Elected Qualifying Distribution Event that is Separation From Service or a Disability or the occurrence of the first date of a scheduled payment in the case of an Elected Qualifying Distribution Event that is a Fixed Date of payment, the applicable Vested Interest in the Participant’s Account will be distributed to the Participant’s Beneficiary in the form of a single sum or in a designated number of annual installments not in excess of ten, as selected by the Participant. Notwithstanding the foregoing, to the extent that a Participant has elected that his Vested Interest in his Account will be paid due to the occurrence of a Change in Control Event, upon the occurrence of the Change in Control Event prior to the date of the Participant’s death and prior to the date of payment of such portion of the Participant’s benefit, such portion of the Participant’s benefit will be paid to his Beneficiary in a single sum as soon as reasonably practicable after his death. For purposes of this Section 3.06(h), the “applicable Vested Interest in the Participant’s Account” is that portion of the Participant’s Vested Interest in his Account with respect to which an Elected Qualifying Distribution Event has not occurred prior to the Participant’s death.
     (i) Installment Payments. If the Participant elects to receive an installment form of payment upon a qualifying distribution event, the payment of each annual installment shall be made on the anniversary of the scheduled date of the first installment payment, and the amount of the annual installment shall be adjusted on such anniversary for credits or debits to the Participant’s Account pursuant to Article VI of the Plan. Such adjustment shall be made by dividing the Account balance on such date (to the extent subject to the election) by the number of

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annual installments remaining to be paid hereunder, provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant’s Account balance on the date of payment (to the extent subject to the election).
     3.07 Irrevocable Change of Election of Time and/or Form of Payment for Grandfathered Amounts. In accordance with procedures established by the Committee, a Participant or former Participant may, with the consent of the Committee, make an election to change the time and/or form of payment he previously selected for all or a portion of the Grandfathered Amounts credited to his Account. Any such change election must be made no later than 12 months before the date on which such amounts were scheduled to be paid or commence to be paid under the Participant’s or former Participant’s original election. In addition, any such change election may not provide for a payment or commencement of payment that is earlier than 12 months after the date on which the change election is made. For purposes of calculating the 12-month period, such period will commence on the first day of the month immediately following the month in which the election is made.
     3.08 Change of Time and Form of Payment for Amounts Other Than Grandfathered Amounts. In accordance with procedures established by the Committee, a Participant or former Participant may make an election to change the time and/or form of payment he previously selected for the amounts credited to his Account other than Grandfathered Amounts. Any such change election must be made no later than 12 months before the date on which such amounts were scheduled to be paid or commence to be paid under the Participant’s or former Participant’s original election. In addition, any such change election may not provide for a payment or commencement of payment that is earlier than five years after the date on which the amounts were originally scheduled to be paid or commence to be paid. For purposes of this Section 3.08, installment payments shall be treated as a single payment.
     3.09 Credits of Participant Deferrals. Participant Deferrals made on a Participant’s behalf for a Plan Year pursuant to Section 3.01 shall be credited to such Participant’s Participant Deferral Account in one or more installments, as determined by the Committee, as of a date or dates within the Plan Year.
ARTICLE IV
COMPANY DEFERRALS
     4.01 Company Matching Deferrals. Each Plan Year during which an individual is a Participant the Company shall make a Company Matching Deferral on the Participant’s behalf in an amount equal to 7 1/2% of the Pay that is subject to the Participant’s Participant Deferral election for the Plan Year.
     Company Matching Deferrals made on a Participant’s behalf for a Plan Year pursuant to this Section 4.01 shall be credited to such Participant’s Company Matching Deferral Account in one or more installments, as determined by the Committee, as of a date or dates within the Plan Year.
     4.02 Company Discretionary Deferrals. As of any date selected by the Company, the Company may credit a Participant’s Company Discretionary Deferral Account with

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Company Discretionary Deferrals in such amount, if any, as the Company shall determine in its sole discretion. Such credits may be made on behalf of some Participants but not others, and such credits may vary in amount among individual Participants.
     Company Discretionary Deferrals made on a Participant’s behalf for a Plan Year pursuant to this Section 4.02 shall be credited to the Participant’s Company Discretionary Deferrals Act in one or more installments, as determined by the Committee, as of a date or dates within the Plan Year.
     4.03 Time and Form of Payment Elections for Company Deferrals. Except as specified in a Participant’s Participant Deferral election, the Participant’s time and form of payment election in effect pursuant to Section 3.06 for a given Plan Year shall apply to the Participant’s Company Deferrals for such Plan Year. Such election shall be made in accordance with the same procedures as apply to Participant Deferral elections under Section 3.06. To the extent permitted under procedures established by the Committee, a Participant who had made a time and form of payment election pursuant to this Section 4.03 may change his election for future Company Deferrals as of the Entry Date of any subsequent Plan Year, by effecting a new election prior to the Entry Date of such Plan Year, in the form and within the time period prescribed by the Committee. Each Participant’s Accounts shall be divided into subaccounts to reflect the Participant’s various elections respecting time and form of payment. Once an election as to time and form of payment has been made for a Plan Year, the election may not be changed by the Participant or former Participant except as specified in Section 3.07, or Section 3.08, as applicable.
ARTICLE V
VALUATION OF ACCOUNTS
     All amounts allocated to the Accounts of a Participant shall be deemed to be invested as of the date of such allocation, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is deemed to be invested from the time of such allocation until the time of distribution.
ARTICLE VI
DEEMED INVESTMENT OF FUNDS
     6.01 Deemed Investments and Procedures.
     Participants’ and former Participants’ Accounts shall be deemed to be credited with earnings and losses. For the purpose of determining the earnings or losses to be credited to the Participant’s or former Participant’s Accounts under the Plan, the Committee shall assume that the Participant’s or former Participant’s Accounts are invested in the Reference Investment Alternatives in the proportions selected or deemed selected by the Participant or former Participant in accordance with procedures established by the Committee. This amount accrued by the Committee as additional deferred compensation shall be a part of the Company’s obligation to the Participant or former Participant. The determination of deemed earnings and losses on amounts deemed credited to the Participant’s or former Participant’s Account shall in no way affect the ability of the general creditors of the Company to reach the assets of the

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Company (including any rabbi trust maintained in connection with the Plan) in the event of the insolvency or bankruptcy of the Company or place the Participants or former Participants in a secured position ahead of the general creditors of the Company. Although a Participant’s or former Participant’s investment selections made in accordance with the terms of the Plan and such procedures as may be established by the Committee shall be relevant for purposes of determining the Company’s obligation to the Participant or former Participant under the Plan, there is no requirement that any assets of the Company (including those held in any rabbi trust) shall be invested in accordance with the Participant’s or former Participant’s investment selections.
     Each Participant or former Participant shall designate, in accordance with the procedures established from time to time by the Committee, the manner in which the amounts allocated to his Accounts shall be deemed to be invested from among the Reference Investment Alternatives made available from time to time for such purpose by the Committee. In accordance with procedures of the Committee, such Participant or former Participant may designate one of such Reference Investment Alternatives for the deemed investment of certain amounts allocated to his Accounts or he may split the deemed investment of certain amounts allocated to his Accounts among such Reference Investment Alternatives in such increments as the Committee may prescribe. If a Participant or former Participant fails to make a proper designation, then his Accounts shall be deemed to be invested in the Reference Investment Alternative designated in a uniform and nondiscriminatory manner by the Committee from time to time.
     A Participant may change his deemed investment designation for certain future deferrals to be allocated to his Accounts. Any such change shall be made in accordance with the procedures established by the Committee, and the frequency of such changes may be limited by the Committee.
     A Participant or former Participant may elect to convert his deemed investment designation with respect to the amounts already allocated to his Accounts. Any such conversion shall be made in accordance with the procedures established by the Committee, and the frequency of such conversions may be limited by the Committee.
     The following procedures shall apply until the Committee prospectively establishes different procedures. 100 percent of the Participant’s or former Participant’s Company Matching Deferral Account and Company Discretionary Deferral Account shall be deemed to be invested in shares of Company Common Stock. 100 percent of the Participant’s or former Participant’s Participant Deferral Account shall be deemed to be invested in shares of Company Common Stock to the extent that the Deferral Account is attributable to Participant Deferrals with respect to the first 7 1/2 percent of the Participant’s Pay for a Plan Year. In accordance with procedures established by the Committee, with respect to the portion of the Participant’s or former Participant’s Deferral Account that is attributable to Participant Deferrals with respect to a Participant’s Pay in excess of 7 1/2 percent of his Pay for a Plan Year, a Participant or former Participant may direct that his Deferral Account is deemed to be invested in Company Common Stock or at a Fixed Rate, or in a combination of both in increments of one percent that total 100 percent. If a Participant or former Participant makes no investment selections, his entire Deferral Account shall be deemed to be invested in Company Common Stock.

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     6.02 Gauge for Determining Benefits Deemed Invested in Company Common Stock.
     To the extent that Participant Deferrals and Company Deferrals are to be deemed invested in Company Common Stock, such deferrals shall be deemed to be credited in units equal to the number of Common Shares and fractions thereof that could have been purchased at a price equal to the closing sale price of a Common Share on the date that which the credit is made as reported by the principal national securities exchange on which the Common Shares are then listed, if the Common Shares are listed on a national securities exchange, or the average of the bid and asked price of a Common Share on such date as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Shares are not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported on such date or if, in the discretion of the Committee, another means of determining the fair market value of the Common Shares shall be necessary and advisable, the Committee may provide for another means of determining such value. The value of each unit credited to an Account and therefore the ultimate value of the deferred compensation payable to each Participant will increase or decrease in proportion to the change in the value of a Common Share between the date of the initial crediting of a unit and the date that the unit is valued for distribution under the Plan.
ARTICLE VII
DETERMINATION OF VESTED INTEREST AND FORFEITURES
     7.01 Vested Interest. A Participant or former Participant shall have a 100% Vested Interest in amounts credited to his Participant Deferral Account at all times. A Participant or former Participant shall have a Vested Interest in the amounts credited to his Company Matching Deferral Account and Company Discretionary Deferral Account equal to his nonforfeitable interest specified below.

Years of Vesting Service	Vested Interest
Less than one year	0%
One year but less than two years	20%
Two years but less than three years	40%
Three years but less than four years	60%
Four years but less than five years	80%
Five years or more	100%
     Further, a Participant or former Participant shall have a 100% Vested Interest in amounts credited to his Company Matching Deferral Account and Company Discretionary Deferral Account upon such Participant’s or former Participant’s (1) attainment of Normal Retirement Age prior to his Separation From Service, (2) incurrence of a Disability before he has otherwise incurred a Separation From Service or (3) death before he has otherwise incurred a Separation From Service. If a Change in Control Event occurs, a Participant who has not incurred a Separation From Service prior to the date of the Change in Control shall have a 100% Vested Interest in amounts credited to his Company Matching Deferral Account and Company

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Discretionary Deferral Account upon the occurrence of the Change in Control.
     7.02 Forfeitures. A Participant or former Participant who incurs a Termination of Employment with a Vested Interest in amounts credited to his Company Matching Deferral Account and Company Discretionary Deferral Account that is less than 100% (determined after giving effect to any provision in Section 7.01 that may provide for an increase in such Participant’s Vested Interest upon a Termination of Employment) shall forfeit to the Company the nonvested portion of amounts credited to his Company Matching Deferral Account and Company Discretionary Deferral Account as of the date of such Termination of Employment.
ARTICLE VIII
ACCELERATED DISTRIBUTIONS
     8.01 In-Service Withdrawals, Loans and Accelerated Distributions Generally Prohibited. Except for any Fixed Date distributions elected by a Participant pursuant to Section 3.06 or Section 4.05 or distribution elections made under the provisions of the Plan as in effect prior to January 1, 2005 with respect to Grandfathered Amounts (as such elections may be changed pursuant to Section 3.07 or Section 3.08), distributions under Section 9.05 or distributions under Section 8.02 to pay FICA taxes, there shall be no accelerated distributions under the Plan (determined in accordance with Section 409A) and Participants shall not be permitted to make withdrawals from, or receive distributions under, the Plan while they are employed by the Company or an Affiliate. Participants shall not, at any time, be permitted to borrow under the Plan. Except as provided in Section 14.04, all benefits under the Plan shall be paid in accordance with the provisions of Article IX.
     8.02 Accelerated Distributions to Pay FICA Taxes. Notwithstanding any other provision of the Plan to the contrary and irrespective of the distribution election made by a Participant, the payment of a Participant’s or former Participant’s Plan benefit may be accelerated to the extent necessary to pay the FICA taxes attributable to the Participant’s or former Participant’s Plan benefit and to pay the income tax at source on wages imposed under section 3401 of the Code or the corresponding withholding provisions of applicable state, local, or foreign tax laws as a result of the payment of the FICA amount, and to pay the additional income tax at source on wages attributable to the pyramiding section 3401 wages and taxes. The total payment under the acceleration provisions of this Section 8.02 shall not exceed the aggregate of the FICA amount and the income tax withholding related to such FICA amount.

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ARTICLE IX
PAYMENT OF BENEFITS
     9.01 Amount of Benefit. Upon the occurrence of an Elected Qualifying Distribution Event, the Participant (or, in the event of the death of the Participant while employed by the Company or an Affiliate, the Participant’s Beneficiary) or former Participant shall be entitled to a benefit equal in value to the Participant’s or former Participant’s Vested Interest in the balance in his applicable Accounts or subaccounts as of the date the payment of such benefit is to commence pursuant to Section 9.02 and/or Section 9.03 (adjusted for subsequent deemed investment gains or losses in the case of benefits paid in the form of installments).
     9.02 Time and Form of Payment of Grandfathered Amounts. Payment of a Participant’s or former Participant’s Grandfathered Amounts under Section 9.01 shall be made or shall commence, with respect to such Participant’s or former Participant’s Accounts, or with respect to such Participant’s or former Participant’s subaccounts established pursuant to Section 3.06 and/or Section 4.05 separately and respectively, in accordance with the terms of the Plan as in effect prior to January 1, 2005 and the Participant’s distribution elections made with respect to the Grandfathered Amounts.
     9.03 Time and Form of Payment of Amounts Other Than Grandfathered Amounts. Payment of a Participant’s or former Participant’s benefit under Section 9.01 that is not attributable to Grandfathered Amounts shall be made or shall commence, with respect to such Participant’s or former Participant’s Accounts, or with respect to such Participant’s or former Participant’s subaccounts established pursuant to Section 3.06 and/or Section 4.05 separately and respectively, in accordance with the Participant’s or former Participant’s distribution elections made pursuant to Section 3.06 and/or Section 4.05.
     9.04 Medium of Payment. A Participant or former Participant’s benefit under the Plan shall be distributed in whole shares of Company Common Stock to the extent that his Account is deemed to be credited with units equivalent to whole shares of Common Stock. A Participant’s or former Participant’s benefit under the Plan shall be distributed in cash to the extent that his Account is not deemed to be credited with units equivalent to whole shares of Company Common Stock. The value of any fractional units equivalent to fractional shares of Company Common Stock deemed credited to the Participant’s Account shall be distributed in cash. For purposes of determining the value of a fractional unit equivalent to a fractional share of Company Common Stock the value of a whole share of Company Common Stock shall be equal to the closing sale price of a Common Share on the date on which the distribution is made as reported by the principal national securities exchange on which the Common Shares are then listed, if the Common Shares are listed on a national securities exchange, or the average of the bid and asked price of a Common Share on such date as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Shares are not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported on such date or if, in the discretion of the Committee, another means of determining the fair market value of the Common Shares shall be necessary and advisable, the Committee may provide for another means of determining such value.

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     9.05 Accelerated Pay-Out of Certain Amounts, Including Grandfathered Amounts. Notwithstanding any other provision of the Plan to the contrary, if the Participant or former Participant has incurred a Separation From Service and the aggregate amount of the Participant’s or former Participant’s Account balances under the Plan (including Grandfathered Amounts) does not exceed the Cashout Amount (as defined below), in its discretion the Sponsor may cause the amounts credited to the Participant’s or former Participant’s Account to be distributed to him immediately in the form of a single lump sum payment; provided, however, that no such payment shall be made to a Participant or former Participant prior to the date that is the first day of the seventh month after the date of the Participant’s or former Participant’s Separation From Service if he is a Specified Employee; and provided further that the payment results in the termination and liquidation of the entirety of the Participant’s or former Participant’s interest under the Plan and all arrangements that are treated as having been deferred under a single nonqualified deferred compensation plan together with the Plan under Department of Treasury Regulation section 1.409A-1(c)(2). No distribution shall be made pursuant to this Section 9.05 unless, prior to the distribution, the Sponsor determines in writing to cause the distribution. For purposes of this Section 9.05, the term “Cashout Amount” means the applicable dollar amount under section 402(g)(1)(B) of the Code in effect during the Plan Year.
     9.06 Designation of Beneficiaries.
     (a) Each Participant or former Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee or its designee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section.
     (b) If no such designation is on file with the Committee at the time of the death of the Participant or former Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such benefit shall be as follows:
     (i) If a Participant or former Participant leaves a surviving spouse, his benefit shall be paid to such surviving spouse;
     (ii) If a Participant or former Participant leaves no surviving spouse, his benefit shall be paid to such Participant’s or former Participant’s executor or administrator, or to his heirs at law if there is no administration of such Participant’s or former Participant’s estate.
     9.07 Payment of Benefits. To the extent the Trust Fund has sufficient assets, the Trustee shall pay benefits to Participants or former Participants or their respective beneficiaries, except to the extent the Company pays the benefits directly and provides adequate evidence of such payment to the Trustee. To the extent the Trustee does not or cannot pay benefits out of the Trust Fund, the benefits shall be paid by the Company. Any benefit payments made to a Participant, or former Participant, or for his benefit pursuant to any provision of the Plan shall be debited to such Participant’s or former Participant’s Accounts.

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     9.08 Unclaimed Benefits. In the case of a benefit payable on behalf of a Participant or former Participant, if the Committee is unable, after reasonable efforts, to locate the Participant, the former Participant or the beneficiary to whom such benefit is payable, upon the Committee’s determination thereof, such benefit shall be forfeited to the Company. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant, the former Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit (without any adjustment for earnings or loss) shall be restored to the Plan by the Company and paid in accordance with the Plan.
     9.09 Statutory Benefits. If any benefit obligations are required to be paid under the Plan to a Participant or former Participant in conjunction with severance of employment under the laws of the country where the Participant or former Participant is employed or under federal, state or local law, to the maximum extent permitted by applicable law the benefits paid to a Participant or former Participant pursuant to the provisions of the Plan will be deemed to be in satisfaction of any statutorily required benefit obligations.
     9.10 Payment to Alternate Payee Under Domestic Relations Order. Plan benefits that are awarded to an Alternate Payee in a Domestic Relations Order shall be paid to the Alternate Payee at the time and in the form directed in the Domestic Relations Order. The Domestic Relations Order may provide for an immediate lump sum payment to an Alternate Payee. A Domestic Relations Order may not otherwise provide for a time or form of payment that is not permitted under the Plan. A Domestic Relations Order may not award an Alternate Payee benefits in excess of the applicable Participant’s or former Participant’s Vested Interest (determined as of the date the Domestic Relations Order is entered). Unless a Domestic Relations Order provides otherwise, the Domestic Relations Order shall be deemed to apply to the Participant’s Vested Interest in his subaccounts on a pro-rata basis.
ARTICLE X
ADMINISTRATION OF THE PLAN
     10.01 Plan Administrator. The Sponsor shall be the “Plan Administrator” and the “named fiduciary” for purposes of ERISA.
     10.02 Resignation and Removal. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or Employees of the Company or any other individuals. At any time during his term of office, any member of the Committee may resign by giving written notice to the Board, such resignation to become effective upon the appointment of a substitute or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during its term of office, and for any reason, any member of the Committee may be removed by the Board.
     10.03 Records and Procedures. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant, former Participant or the beneficiary of any Participant or former Participant such records as pertain to that individual’s interest in the Plan. The Committee shall designate the individual or individuals who shall be authorized to sign for the

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Committee and, upon such designation, the signature of such individual or individuals shall bind the Committee.
     10.04 Self-Interest of Committee. No member of the Committee shall not have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which any Committee member is so disqualified to act, the other members of the Committee shall decide the matter in which the Committee member is disqualified.
     10.05 Compensation and Bonding. The members of the Committee shall not receive compensation with respect to their services on the Committee. To the extent permitted by applicable law, the members of the Committee shall not be required to furnish bond or security for the performance of their duties hereunder.
     10.06 Committee Powers and Duties. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, and authority:
     (a) to make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;
     (b) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan;
     (c) to correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;
     (d) to employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;
     (e) to determine in its discretion all questions relating to eligibility;
     (f) to determine whether and when a Participant has incurred a Separation From Service or Termination of Employment, and the reason for such termination;
     (g) to make a determination in its discretion as to the right of any individual to a benefit under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;
     (h) to receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements; and
     (i) to establish or designate Reference Investment Alternatives as deemed investment options as provided in Article VI.

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     10.07 Reliance on Documents, Instruments, etc. The Committee may rely on any certificate statement or other representation made on behalf of the Company, any Employee or any Participant, which the Committee in good faith believes to be genuine, and on any certificate, statement, report or other representation made to it by any agent or any attorney, accountant or other expert retained by it or the Company in connection with the operation and administration of the Plan.
     10.08 Claims Review Procedures; Claims Appeals Procedures.
     (a) Claims Review Procedures. When a benefit is due, the Participant, or the person entitled to benefits under Section 9.01, should submit a claim to the office designated by the Committee to receive claims. Under normal circumstances, the Committee will make a final decision as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing, and the written notice must set forth in a manner calculated to be understood by the claimant:
(1) the specific reason or reasons for the denial;
(2) specific reference to the Plan provisions on which the denial is based;
(3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(4) an explanation of the Plan claims review procedures and time limits, including a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA.
If a decision is not given to the Participant within the claims review period, the claim is treated as if it were denied on the last day of the claims review period.
     (b) Claims Appeals Procedures. For purposes of this Section the Participant or the person entitled to Benefits under Section 9.01 is referred to as the “claimant.” If a claimant’s claim made pursuant to Section 10.08(a) is denied and he wants a review, he must apply to the Committee in writing. That application can include any arguments, written comments, documents, records, and other information relating to the claim for benefits. In addition, the claimant is entitled to receive on request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, “relevant” means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan’s administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations. The Committee must take into account all comments, documents, records, and other

20

information submitted by the claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review.
     The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits, and a statement of the claimant’s right to bring an action under section 502(a) of ERISA If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.
     Within 60 days of receipt by a claimant of a notice denying a claim under the preceding paragraph, the claimant or his or her duly authorized representative may request in writing a full and fair review of the claim by the Committee. The Committee may extend the 60-day period where the nature of the benefit involved or other attendant circumstances make such extension appropriate. In connection with such review, the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision promptly, and not later than 60 days after the Plan’s receipt of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.
     10.09 Company to Supply Information. The Company shall supply full and timely information to the Committee, including, but not limited to, information relating to each Participant’s Base Salary, Bonus, age, death, Disability and such other pertinent facts as the Committee may require. The Company shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee’s duties under the Plan and the Trust Agreement. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Company.
     10.10 Indemnity. To the extent permitted by applicable law, the Company shall indemnify and save harmless the Board, and each member of the Committee against any and all expenses, liabilities and claims (including legal fees incurred to investigate or defend against

21

such liabilities and claims) arising out of their discharge in good faith of responsibilities under or incident to the Plan. Expenses and liabilities arising out of willful misconduct shall not be covered under this indemnity. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, as such indemnities are permitted under applicable law. Notwithstanding any other provision of this Agreement, to the extent that any payment made pursuant to this Section 10.10 is not exempt from Section 409A pursuant to the application of Department of Treasury Regulation Section 1.409A-1(b)(10) or other applicable exemption (a “409A Payment") the following provisions of this Section 10.10 shall apply with respect to such 409A Payment. The Company shall make a 409A Payment due under this Section 10.10 by the last day of the taxable year of the indemnitee following the taxable year in which the applicable legal fees and expenses were incurred. The legal fees or expenses that are subject to reimbursement pursuant to this Section 10.10 shall not be limited as a result of when the fees or expenses are incurred. The amounts of legal fees or expenses that are eligible for reimbursement pursuant to this Section 10.10 during a given taxable year of the indemnitee shall not affect the amount of expenses eligible for reimbursement in any other taxable year. The right to reimbursement pursuant to this Section 10.10 is not subject to liquidation or exchange for another benefit.
ARTICLE XI
ADMINISTRATION OF FUNDS
     11.01 Payment of Expenses. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, and expenses of the Committee, may be paid by the Company and, if not paid by the Company, shall be paid by the Trustee from the Trust Fund, if any.
     11.02 Trust Fund Property. All income, profits, recoveries, contributions, forfeitures and any and all moneys, securities and properties of any kind at any time received or held by the Trustee, if any, shall be held for investment purposes as a commingled Trust Fund pursuant to the terms of the Trust Agreement. The Committee shall maintain one or more Accounts in the name of each Participant or former Participant, but the maintenance of an Account designated as the Account of a Participant or former Participant shall not mean that such Participant or former Participant shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Participant or former Participant shall have any title to any specific asset in the Trust Fund, if any.

22

ARTICLE XII
ADOPTION OF PLAN BY OTHER EMPLOYERS
     12.01 Adoption Procedure.
     (a) With the written approval of the Committee, any entity that is an Affiliate may adopt the Plan by appropriate action of its board of directors or noncorporate counterpart, as evidenced by a written instrument executed by an authorized officer of such entity or an executed adoption agreement (approved by the board of directors or noncorporate counterpart of the Affiliate), agreeing to be bound by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument, and providing all information required by the Committee. The Committee and the adopting Affiliate may agree to incorporate specific provisions relating to the operation of the Plan that apply to the adopting Affiliate only and shall become, as to such adopting Affiliate and its employees, a part of the Plan.
     (b) The provisions of the Plan may be modified so as to increase the obligations of an adopting Affiliate only with the consent of such Affiliate, which consent shall be conclusively presumed to have been given by such Affiliate unless the Affiliate gives the Company written notice of its rejection of the amendment within 30 days after the adoption of the amendment.
     (c) The provisions of the Plan shall apply separately and equally to each adopting Affiliate and its employees in the same manner as is expressly provided for the Company and its employees, except that the power to appoint or otherwise affect the Committee and the power to amend or terminate the Plan shall be exercised by the Company. The Committee shall act as the agent for each Affiliate that adopts the Plan for all purposes of administration thereof.
     (d) Any adopting Affiliate may, by appropriate action of its board of directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate an Affiliate’s participation in the Plan at any time.
     (e) The Plan will terminate with respect to any Affiliate that has adopted the Plan pursuant to this Section if the Affiliate ceases to be an Affiliate or revokes its adoption of the Plan by resolution of its board of directors or noncorporate counterpart evidenced by a written instrument executed by an authorized officer of the Affiliate. If the Plan terminates with respect to any Affiliate, the employees of that Affiliate will no longer be eligible to be Participants in the Plan.
     (f) For purposes of the Code and ERISA, the Plan as adopted by the Affiliates shall constitute a single plan rather than a separate plan of each Affiliate.
     12.02 No Joint Venture Implied. The document which evidences the adoption of the Plan by an Affiliate shall become a part of the Plan. However, neither the adoption of the Plan

23

by an Affiliate nor any act performed by it in relation to the Plan shall ever create a joint venture or partnership relation between it and any other Affiliate.
     12.03 Responsibility for Benefits. Each entity that maintains the Plan shall be financially responsible to pay the portion of a Participant’s Plan benefit that was accrued in consideration for the Participant’s services provided to such entity, as adjusted by deemed earnings and losses thereon.
ARTICLE XIII
NATURE OF THE PLAN
AND ESTABLISHMENT OF THE TRUST
     13.01 Nature of the Plan. The Company intends and desires by the adoption of the Plan to recognize the value to the Company of the past and present services of employees covered by the Plan and to encourage and assure their continued service with the Company by making more adequate provision for their future retirement security. The Plan is intended to constitute an unfunded, unsecured plan of deferred compensation for a select group of management or highly compensated employees of the Company. Plan benefits herein provided are a contractual obligation of the Company which shall be paid out of the Company’s general assets. Nevertheless, subject to the terms hereof and of the Trust Agreement, the Company may transfer money or other property to the Trustee to provide Plan benefits hereunder, and the Trustee shall pay Plan benefits to Participants, former Participants and their beneficiaries out of the Trust Fund.
     13.02 Maintenance of the Trust. The Company, in its sole discretion, may maintain a Trust. In such event, the Company shall remain the owner of all assets in the Trust Fund and the assets shall be subject to the claims of the Company’s creditors if the Company ever becomes insolvent. For purposes hereof, the Company shall be considered “insolvent” if (a) the Company is unable to pay its debts as they become due or (b) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code (or any successor federal statute). The chief executive officer of the Company and its board of directors shall have the duty to inform the Trustee in writing if the Company becomes insolvent. Such notice given under the preceding sentence by any party shall satisfy all of the parties’ duty to give notice. When so informed, the Trustee shall suspend payments to the Participants and former Participants and hold the assets for the benefit of the Company’s general creditors. If the Company subsequently alleges that it is no longer insolvent or if the Trustee receives a written allegation from a third party that the Company is insolvent, the Trustee shall suspend payments to the Participants and former Participants and hold the Trust Fund for the benefit of the Company’s general creditors, and shall determine in accordance with the Trust Agreement whether the Company is insolvent. If the Trustee determines that the Company is not insolvent, the Trustee shall resume payments to the Participants and former Participants. No Participant, former Participant or beneficiary shall have any preferred claim to, or any beneficial ownership interest in, any assets of the Trust Fund, and, upon commencement of participation in the Plan, each Participant and former Participant shall have agreed to waive his priority credit position, if any, under applicable state law with respect to the assets of the Trust Fund.

24

ARTICLE XIV
MISCELLANEOUS
     14.01 Plan Not Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any individual or to be consideration for the employment of any individual. Nothing herein contained shall be deemed to (a) give any individual the right to be retained in the employ of the Company, (b) restrict the right of the Company to discharge any individual at any time, (c) give the Company the right to require any individual to remain in the employment of or affiliation with the Company, or (d) restrict any individual’s right to terminate his employment at any time.
     14.02 Alienation of Interest Forbidden. The interest of a Participant, former Participant or his beneficiary or beneficiaries hereunder may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements or torts of any individual to whom such benefits or funds are payable, nor shall they be an asset in bankruptcy or subject to garnishment, attachment or other legal or equitable proceedings. The provisions of this Section 14.02 shall not apply to a Domestic Relations Order.
     14.03 Withholding. All credits to a Participant’s or former Participant’s Accounts and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required of the Company under any applicable local, state, federal or foreign law.
     14.04 Amendment and Termination. The Board, may from time to time, in its discretion, amend, in whole or in part, any or all of the provisions of the Plan on behalf of any Company; provided, however, that no amendment may be made that would impair the rights of a Participant or former Participant with respect to amounts already credited to his Accounts. The Board may terminate the Plan at any time. If the Plan is terminated, (a) the Grandfathered Amounts credited to a Participant’s or former Participant’s Account shall be paid to such Participant, or former Participant, or his designated beneficiary in the manner specified by the Committee, which may include the payment of a single lump sum payment in full satisfaction of all of such Participant’s, former Participant’s or beneficiary’s benefits hereunder, and (b) any other amounts credited to the Participant’s or former Participant’s Account shall be paid to such Participant, or former Participant, or his designated beneficiary at the time(s) and in the form(s) elected by the Participant or former Participant under Sections 3.06 and 4.05 (as such elections may have been changed pursuant to Section 3.07 or 3.08).
     14.05 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.
     14.06 Compliance With Section 409A. Except with respect to Grandfathered Amounts, the Plan is intended to comply with Section 409A and the Plan shall be interpreted and operated in a manner consistent with this intention. Where the Plan provides that a distribution shall be made as soon as reasonably practicable following a specified event the distribution shall

25

be made no later than the later of the end of the Participant’s or former Participant’s taxable year in which the specified event occurs or the fifteenth day of the third calendar month following the occurrence of the specified event, unless the Company can demonstrate that a further delay qualifies for a timeliness exception under Department of Treasury Regulations (for example, the payment would jeopardize the ability of the Company and its affiliates to continue as a going concern pursuant to Department of Treasury Regulation Section 1.409A-3(d)). Where the Plan provides that a distribution will be made on a particular date (such as the first day of the seventh month following a Specified Employee’s Separation From Service or a Fixed Date selected by the Participant under a Fixed Date election) nothing in the Plan shall be construed as preventing the application of the deemed timeliness rules set forth in Department of Treasury Regulation Section 1.409A-3(d). With the exception of Fixed Date elections made in advance of deferrals a Participant or former Participant shall not be permitted to select the taxable year during which a distribution will be made to him.
     14.07 Governing Law. All provisions of the Plan shall be construed in accordance with the laws of Texas, except to the extent preempted by federal law and except to the extent that the conflicts of law provisions of the State of Texas would require the application of the relevant law of another jurisdiction, in which event the relevant law of the State of Texas will nonetheless apply, with venue for litigation being in Houston, Texas.

26

ANNUAL MEETING OF STOCKHOLDERS OF
GULFMARK OFFSHORE, INC.
June 7, 2011

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting.
Vote online until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of GulfMark Offshore, Inc.
to Be Held on June 7, 2011.

The Proxy Statement dated April 29, 2011, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for
the year ended December 31, 2010 are available at http://www.proxydocs.com/GLF
¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.    ¯

■	20833330403000000000 5	060711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 5 AND 7.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR ON PROPOSAL 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect a Board of eight (8) directors.

☐	FOR ALL NOMINEES	NOMINEES: O Peter I. Bijur O David J. Butters O Brian R. Ford O Louis S. Gimbel, 3rd O Sheldon S. Gordon O Robert B. Millard O Rex C. Ross O Bruce A. Streeter

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instruction below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan.	☐	☐	☐

3.	To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan.	☐	☐	☐

4.	To vote on a proposal to approve the GulfMark Offshore, Inc. Deferred Compensation Plan.	☐	☐	☐

5.	To vote on a proposal to approve, by a stockholder non-binding advisory vote, the compensation paid by us to our named executive officers, commonly referred to as a “Say-on-Pay” proposal.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
6.	To establish, by a stockholder non-binding advisory vote, the frequency of submission to stockholders of advisory “Say-on-Pay” proposals. ☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.	To vote on a proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2011.	☐	☐	☐

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement.

The Board of Directors has fixed the close of business on April 13, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.

PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
GULFMARK OFFSHORE, INC.
June 7, 2011
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting of GulfMark Offshore, Inc. to Be Held on June 7, 2011.
The Proxy Statement dated April 29, 2011, Form of Proxy, and the GulfMark Offshore, Inc. 2010 Annual Report to Stockholders for the year ended December 31, 2010 are available at http://www.proxydocs.com/GLF
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
¯ Please detach along perforated line and mail in the envelope provided. ¯

■	20833330403000000000 5	060711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 5 AND 7.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR ON PROPOSAL 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect a Board of eight (8) directors.

☐	FOR ALL NOMINEES	NOMINEES: O Peter I. Bijur O David J. Butters O Brian R. Ford O Louis S. Gimbel, 3rd O Sheldon S. Gordon O Robert B. Millard O Rex C. Ross O Bruce A. Streeter

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instruction below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan.	☐	☐	☐

3.	To vote on a proposal to approve the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan.	☐	☐	☐

4.	To vote on a proposal to approve the GulfMark Offshore, Inc. Deferred Compensation Plan.	☐	☐	☐

5.	To vote on a proposal to approve, by a stockholder non-binding advisory vote, the compensation paid by us to our named executive officers, commonly referred to as a “Say-on-Pay” proposal.	☐	☐	☐
	1 year	2 years	3 years	ABSTAIN

6.	To establish, by a stockholder non-binding advisory vote, the frequency of submission to stockholders of advisory “Say-on-Pay” proposals. ☐	☐	☐	☐
		FOR	AGAINST	ABSTAIN

7.	To vote on a proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2011.	☐	☐	☐

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement.

The Board of Directors has fixed the close of business on April 13, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.

PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
GULFMARK OFFSHORE, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 7, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of GulfMark Offshore, Inc. (“GulfMark”) hereby appoints Peter I. Bijur and Sheldon S. Gordon, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of GulfMark that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of GulfMark to be held in Gramercy North room, The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, New York 10019, on Tuesday, June 7, 2011 at 8:00 A.M., Eastern Daylight Time, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 29, 2011:
(Continued and to be signed on the reverse side)

14475 ■